AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 9, 2026

Securities Act File No. 333-249652

Investment Company Act File No. 811-23611

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐	Pre-Effective Amendment No. __

☒	Post-Effective Amendment No. 39

and/or

☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☒	Amendment No. 40

JAMES ALPHA FUNDS TRUST

(a Delaware statutory trust)

(Exact Name of Registrant as Specified in Charter)

515 Madison Avenue
New York, New York 10022

(Address of Principal Executive Office)

(646) 201-4042

(Registrant’s Telephone Number, Including Area Code)

The Corporation Trust Company
Corporation Trust Center
1209 Orange Street
Wilmington, Delaware 19801

(Name and Address of Agent for Service)

With copy to:

Matthew DiClemente, Esq.

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600,

Philadelphia, Pennsylvania 19103

It is proposed that this filing will become effective (check appropriate box)

☒	immediately upon filing pursuant to paragraph (b)
☐	On [date] pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)
☐	on [date] pursuant to paragraph (a)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on [date] pursuant to paragraph (a) (2) of rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This Amendment relates solely to the shares of the Easterly ROCMuni High Income Municipal Bond Fund and does not affect the prospectuses and statements of additional information of the Registrant’s other series of shares.

PROSPECTUS DATED MARCH 9 , 2026

JAMES ALPHA FUNDS TRUST d/b/a EASTERLY FUNDS TRUST

FUND	Class A	Class I	Investor Class
Easterly ROCMuni High Income Municipal Bond Fund	RMJAX	RMHIX	RMHVX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The Fund is currently closed to investors and is in the process of liquidating its assets and winding up its business pursuant to a plan of liquidation. As a result, the Fund is no longer actively pursuing its investment objective and will deviate from its principal investment strategies in order to facilitate the orderly disposition of its remaining portfolio holdings.

TABLE OF CONTENTS

FUND SUMMARY	1
ADDITIONAL INFORMATION ON THE FUND’S STRATEGIES AND RELATED RISKS	8
PRINCIPAL INVESTMENT RISKS	9
OTHER NON-PRINCIPAL INVESTMENT STRATEGIES AND RISKS	14
PORTFOLIO HOLDINGS DISCLOSURE	14
MANAGEMENT OF THE FUND	14
PRICING OF FUND SHARES	16
CHOOSING A SHARE CLASS	17
HOW TO PURCHASE SHARES	21
HOW TO REDEEM SHARES	21
MARKET TIMING AND FREQUENT TRADING POLICY	25
DIVIDENDS AND DISTRIBUTIONS	25
TAX CONSEQUENCES	26
DISTRIBUTION OF SHARES	28
FINANCIAL HIGHLIGHTS	29

FUND SUMMARY: EASTERLY ROCMUNI HIGH INCOME MUNICIPAL BOND FUND

Investment Objective:

The Easterly ROCMuni High Income Municipal Bond Fund’s (the “High Income Fund” or “Fund”) primary investment objective is to provide current income exempt from regular federal income tax.

The Fund’s secondary investment objective is to seek total return.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, for transactions in Class I, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Easterly Funds. More information about these and other discounts is available from your financial professional and in the Choosing a Share Class section on page 17 of this Prospectus. In addition, Appendix A attached to this Prospectus contains information regarding financial intermediary-specific sales charge waivers and discounts.

SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Investor Class	Class I
Maximum Sales Charge (Load) Imposed on Purchases as a % of offering price	2.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends as a % of offering price	None	None	None
Maximum Contingent Deferred Sales Charge (Load) as a % of offering price	NONE[1]	None	None
Redemption Fee	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A	Investor Class	Class I
Management Fees	0.55%	0.55%	0.55%
Distribution and/or Service Rule 12b-1 Fees	0.25%	0.50%	None
Other Expenses	0.62%	0.55%	0.65%
Interest Expense	0.15%	0.12%	0.17%
Remainder of Other Expenses	0.47%	0.43%	0.48%
Total Annual Fund Operating Expenses before Fee Waiver and/or Expense Reduction/Reimbursement	1.42%	1.60%	1.20%
Fee Waiver and/or Expense Reduction/ Reimbursement	(0.22%)	(0.18%)	(0.23%)
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reduction/Reimbursement[2]	1.20%	1.42%	0.97%

1.	A contingent deferred sales charge may apply in some cases. See “Choosing a Share Class - Class A Shares.”

2.	Pursuant to an operating expense limitation agreement between Easterly Investment Partners LLC, the Fund’s investment manager (“Easterly” or the “Adviser”), and the Fund, Easterly has contractually agreed to waive all or a portion of its advisory fee and/or pay expenses of the Fund so that total annual Fund operating expenses (excluding front-end and contingent deferred sales loads, leverage, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses) for Class A, Investor Class and Class I do not exceed 1.05%, 1.30% and 0.80%, respectively. The expense limitation agreement for Class A, Investor Class and Class I shares will be in effect through October 4, 2027. This operating expense limitation agreement cannot be terminated during its term. Easterly is permitted to seek reimbursement from the Fund, subject to limitations, for management fees waived and expenses paid (including management fees waived and expenses paid by the investment adviser to the predecessor series, as applicable) within three (3) years from the date on which such management fees were waived or expenses paid, as long as the reimbursement does not cause the Fund’s operating expenses to exceed (i) the expense cap in place at the time the fees were waived or the expenses were incurred; or (ii) the current expense cap, whichever is less.

Expense Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated. It also shows costs if you sold your shares at the end of the period or continued to hold them. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example reflects the contractual fee waiver/expense reimbursement arrangement for the duration of the arrangement only, if applicable. Although your actual costs may be higher or lower, based on these assumptions, your costs, would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$122	$405	$733	$1,663
Investor Class	$145	$469	$836	$1,869
Class I	$99	$334	$614	$1,413

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate of the Fund was 19% of the average value of its portfolio.

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Principal Investment Strategies:

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in tax exempt debt securities. The Fund expects to invest the majority of its assets in debt securities that are rated below investment grade (or “junk bonds”), including unrated securities, but may invest up to 40% of its total assets in investment grade debt securities. The Fund may invest without limit in municipal securities issued by or on behalf of states and local governmental authorities throughout the United States and its territories. Municipal securities include, among others, private activity bonds and industrial development bonds, as well as general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities, zero coupon bonds and single-family revenue bonds. The Fund may invest in all types of municipal bonds that are exempt from federal income tax, but not necessarily the federal alternative minimum tax (the “AMT”). The Adviser’s security selection process focuses primarily on project revenue bonds in five broad sectors: healthcare; education; housing; transportation; and power, but may also include debt of distressed municipalities.

The Fund may employ effective leverage through investment in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (“Inverse Floaters”). Inverse Floaters provide leveraged exposure to underlying municipal bonds. These investments are speculative, however, and also create the possibility that income and returns will be diminished. The Fund may also invest in defaulted municipal bonds, debt securities issued in accordance with Rule 144A (“Rule 144A Securities”) under the Securities Act of 1933, as amended (the “Securities Act”), restricted securities and illiquid securities.

The Fund’s investments in debt securities may have fixed or variable principal payments. The Fund’s investments may have varied interest rate payment and reset terms, including fixed and floating rates, inverse floating rate, contingent, deferred, payment in kind and auction rate features. The Fund will typically not invest more than 5% of its assets, at the time of investment, in the securities of any one obligor. From time to time, the Fund may focus its investments in the securities of issuers in the same economic sector. The Fund may invest in debt securities with any maturity or duration.

In selecting securities for the Fund, the Adviser employs a top-down/bottom-up research approach with an emphasis on analyzing the stand-alone credit, including financials, bond covenants, management team, and underlying asset value. The Adviser believes that the below investment grade universe represents some of the best value in the fixed income markets.

Additionally, the Fund may utilize leverage (i.e., borrow against a line of credit) as part of the portfolio management process. The Fund may borrow up to one third of the value of its assets for investment purposes.

Principal Risks:

There is no assurance that the Fund will achieve its investment objective. The Fund share price will fluctuate with changes in the market value of its portfolio investments. When you sell your Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

Investment and Market Risk. An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund’s common shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the over-the-counter (“OTC”) markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Social, political, economic and other conditions and events (such as war, natural disasters, epidemics and pandemics, terrorism, supply chain disruptions, trade disputes, economic sanctions, imposition of tariffs, elevated of government debt, recessions, a government shutdown, conflicts and social unrest) could have significant impacts on issuers, industries, governments and other systems, including the financial markets. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects.

Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions or markets. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat. Investors will be negatively impacted if the value of their portfolio holdings decreases as a result of such events, if these events adversely impact the operations and effectiveness of the Adviser or key service providers or if these events disrupt systems and processes necessary or beneficial to the management of accounts. These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund’s investments, increase the Fund’s volatility and exacerbate pre-existing risks to the Fund. The Fund’s common shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

Management Risk. The Fund may not meet its investment objective or may underperform the market or other mutual funds with similar strategies if the Adviser cannot successfully implement the Fund’s investment strategies.

2

Municipal Securities Risk. The municipal market is volatile and can be significantly affected by adverse tax, legislative or political changes and the financial condition of the issuers of municipal securities. Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities. A number of municipalities have had significant financial problems recently, and these and other municipalities could, potentially, continue to experience significant financial problems resulting from lower tax revenues and/or decreased aid from state and local governments in the event of an economic downturn. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity.

Fixed-Income Securities Risks. Fixed-income securities are or may be subject to interest rate, credit, liquidity, prepayment and extension risks. Interest rates may go up resulting in a decrease in the value of the fixed-income securities held by the Fund. Credit risk is the risk that an issuer will not make timely payments of principal and interest. There is also the risk that an issuer may “call,” or repay, its high yielding bonds before their maturity dates. Fixed-income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. Limited trading opportunities for certain fixed-income securities may make it more difficult to sell or buy a security at a favorable price or time. Changes in market conditions and government policies may lead to periods of heightened volatility and reduced liquidity in the fixed-income securities market, and could result in an increase in Fund redemptions. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable.

●	Call Risk. During periods of declining interest rates, a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates. In this event the Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in its income.

●	Credit Risk. Fixed-income securities are generally subject to the risk that the issuer may be unable or unwilling to make principal and interest payments when they are due. Lower rated fixed-income securities involve greater credit risk, including the possibility of default or bankruptcy.

●	Interest Rate Risk. In times of rising interest rates, bond prices will generally decline. Conversely, bond prices generally rise as interest rates fall. Generally, securities with longer maturities and funds with longer weighted average maturities carry greater interest rate risk. The Fund may be exposed to varying levels of interest rate risk due to certain changes in general economic conditions, inflation, and monetary policy, such as interest rate changes by the Federal Reserve.

●	Extension Risk. In times of rising interest rates, prepayments will slow causing portfolio securities considered short or intermediate term to be long-term securities, which fluctuate more widely in response to changes in interest rates than shorter term securities.

●	Liquidity Risk. There may be no willing buyer of the Fund’s portfolio securities and the Fund may have to sell those securities at a lower price or may not be able to sell the securities at all, each of which would have a negative effect on performance.

●	Prepayment Risk. In times of declining interest rates, the Fund’s higher yielding securities may be prepaid and the Fund may have to replace them with securities having a lower yield.

●	Duration Risk. The Fund can invest in securities of any maturity or duration. Holding long duration and long maturity investments will magnify certain risks, including interest rate risk and credit risk.

High-Yield Fixed-Income Securities Risk. High-yield fixed income securities or “junk bonds” are fixed-income securities held by the Fund that are rated below investment grade are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on public perception of the issuer or other company, political, regulatory or economic developments. Such securities are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The values of junk bonds can decline significantly over short periods of time.

Restricted Securities Risk. The Fund may invest in restricted securities (securities with limited transferability under the securities laws) acquired from the issuer in “private placement” transactions. Private placement securities are not registered under the Securities Act, and are subject to restrictions on resale. They are eligible for sale only to certain qualified institutional buyers, like the Fund, and are not sold on a trading market or exchange. While private placement securities offer attractive investment opportunities otherwise not available on an open market, because such securities are available to few buyers, they are often both difficult to sell and to value.

Unrated Securities Risk. Because the Fund purchases securities that are not rated by any nationally recognized statistical rating organization, the Adviser may internally assign ratings to those securities, after assessing their credit quality and other factors, in categories similar to those of nationally recognized statistical rating organizations. There can be no assurance, nor is it intended, that the Adviser’s credit analysis process is consistent or comparable with the credit analysis process used by a nationally recognized statistical rating organization. The Adviser’s rating does not constitute a guarantee of the credit quality.

3

Floating Rate/Variable Rate Obligations Risk. Some municipal securities have variable or floating interest rates. Variable rates are adjustable at stated periodic intervals. Because of the interest rate adjustment feature, floating and variable rate securities provide an investor with a certain degree of protection against rises in interest rates, although the Fund will participate in any declines in interest rates as well. Generally, changes in interest rates will have a smaller effect on the market value of floating and variable rate securities than on the market value of comparable fixed-income obligations. Thus, investing in floating and variable rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities.

Valuation Risk. The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Unlike equity securities, which are valued using market quotations, the municipal bonds in which the Fund primarily invests are fixed income securities which are typically valued using evaluated prices supplied by independent pricing services Such pricing services take into consideration a range of market-based and security specific inputs and assumptions, including price quotations from broker-dealers making markets in such instruments, transactions in comparable investments and considerations about general market conditions. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Tax Risks. Municipal securities may decrease in value during times when federal income tax rates are falling. The Fund’s investments are affected by changes in federal income tax rates applicable to, or the continuing federal tax exempt status of, interest income on municipal obligations. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the liquidity, marketability and supply and demand for municipal obligations, which would in turn affect the Fund’s ability to acquire and dispose of municipal obligations at desirable yield and price levels. If you are subject to the federal AMT, you may have to pay federal tax on a portion of your distributions from tax exempt income. If this is the case, the Fund’s net after-tax return to you may be lower. The Fund would typically not be a suitable investment for investors investing through tax exempt or tax-advantaged accounts.

Municipal Sector Focus Risk. The Fund will not concentrate its investments in issuers in any one industry. The Securities and Exchange Commission has taken the position that investment of more than 25% of a fund’s total assets in issuers in the same industry constitutes concentration in that industry. Many types of municipal securities (such as general obligation, government appropriation, municipal leases, special assessment and special tax bonds) are not considered a part of any “industry” for purposes of this policy. Therefore, the Fund may invest more than 25% of its total assets in those types of municipal securities. General obligation bonds are generally secured by the obligor’s pledge of its full faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors. By contrast, revenue bonds are generally backed by and payable from the revenues derived from a specific facility or specific revenue source or sources. As a result, the revenue bonds in which the Fund invests may entail greater credit risk than the Fund’s investments in general obligation bonds. Legislation that affects the financing of a particular municipal project, or economic factors that have a negative impact on a project, would be likely to affect many other similar projects. At times, the Fund may change the relative emphasis of its investments in securities issued by certain municipalities.

If the Fund has a greater emphasis on investments in one or more particular municipalities, or in one or more particular municipalities of a particular state or territory, it may be subject to greater risks from adverse events affecting such municipalities, states, or territories than a fund that invests in different municipalities, states, or territories, or that is more diversified.

Sector Emphasis Risk. The securities of issuers in the same or related businesses (“industry sectors”), if comprising a significant portion of the Fund’s portfolio, may in some circumstances react negatively to market conditions, interest rates and economic, regulatory or financial developments and adversely affect the value of the portfolio to a greater extent than if such securities comprised a lesser portion of the Fund’s portfolio or the Fund’s portfolio was diversified across a greater number of industry sectors. Some industry sectors have particular risks that may not affect other sectors.

Zero-Coupon Bonds Risk. Zero-coupon bonds do not pay interest on a current basis and may be highly volatile as interest rates rise or fall. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest.

Inverse Floaters Risk. The use of Inverse Floaters by the Fund creates effective leverage. Due to the leveraged nature of these investments, they will typically be more volatile and involve greater risk than the fixed rate municipal bonds underlying the Inverse Floaters. The price of Inverse Floaters is expected to decline when interest rates rise, and generally will decline further than the price of a bond with a similar maturity. An investment in certain Inverse Floaters will involve the risk that the Fund could lose more than its original principal investment.

4

Leverage and Borrowing Risk. The use of leverage will allow the Fund to make additional investments, thereby increasing its exposure to assets, such that its total assets may be greater than its capital. Leverage will magnify changes in the Fund’s net asset value (“NAV”) and on the Fund’s investments. The effect of the use of leverage by the Fund in a market that moves adversely to its investments could result in substantial losses to the Fund, which would be greater than if the Fund were not leveraged. The Fund may borrow money for investment purposes, which is a form of leveraging. Leverage created from borrowing money or certain types of transactions or instruments may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective. Leveraging investments by purchasing securities with borrowed money is a speculative technique that increases investment risk while increasing investment opportunity. Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding. Leverage also creates interest expenses for the Fund.

Defaulted Bonds Risk. Defaulted bonds are subject to greater risk of loss of income and principal than higher rated securities and are considered speculative. In the event of a default, the Fund may incur additional expenses to seek recovery. The repayment of defaulted bonds is subject to significant uncertainties, and in some cases, there may be no recovery of repayment. Defaulted bonds might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Workout or bankruptcy proceedings typically result in only partial recovery of cash payments or an exchange of the defaulted bond for other securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

Rule 144A Securities Risk. The market for Rule 144A securities typically is less active than the market for publicly-traded securities. Rule 144A securities carry the risk that the liquidity of these securities may become impaired, making it more difficult for the Fund to sell these bonds.

Liquidity Risk. Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Liquid securities can become illiquid, particularly during periods of market stress. If a significant amount of the Fund’s securities become illiquid, the Fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.

Deferred Interest and Payment In Kind Securities Risks. Because these securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed income securities. Accordingly, these securities may involve greater credit risks and their value is subject to greater fluctuation in response to changes in market interest rates than other fixed income securities.

Auction Rate Securities Risks. While the auction rate process is designed to permit the holder to sell the auction rate securities in an auction at par value at specified intervals, there is the risk that an auction will fail due to insufficient demand for the securities. Failed auctions may adversely impact the liquidity of auction rate securities investments. Auction rate securities may also be subject to changes in interest rates, including decreased interest rates. Although some issuers of auction rate securities are redeeming or are considering redeeming such securities, such issuers are not obligated to do so and, therefore, there is no guarantee that a liquid market will exist for the Fund’s investments in auction rate securities at a time when the Fund wishes to dispose of such securities.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance:

The Fund has adopted the performance of the Principal Street High Income Municipal Fund, a series of Managed Portfolio Series (the “Predecessor Fund”) as the result of a reorganization of the Predecessor Fund into the Fund, which was consummated after the close of business on October 4, 2024 (the “Reorganization”). Prior to the Reorganization, the Fund had not yet commenced operations.

The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the performance of the Class I shares from year-to-year and by showing how the average annual returns for 1 year, 5 years, and since inception of the Predecessor Fund compare with those of a broad-based securities market index and an additional index with characteristics relevant to the Fund. The past performance of the Fund and Predecessor Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The returns shown for the periods ending on or prior to October 4, 2024 are those of the A Class, Investor Class, and Institutional Class shares of the Predecessor Fund. A Class, Investor Class, and Institutional Class shares of the Predecessor Fund were reorganized into Class A, Investor Class, and Class I shares of the Fund, respectively, after the close of business on October 4, 2024. Class A, Investor Class, and Class I shares’ returns of the Fund will be different from the returns of the Predecessor Fund as they have different expenses. Performance for Class A Shares has been restated to reflect the Fund’s applicable sales charge.

You may obtain the Fund’s updated performance information by calling toll free (833) 999-2636 or by visiting https://funds.easterlyam.com/.

5

CLASS I ANNUAL TOTAL RETURNS – CALENDAR YEARS

Best Quarter:	December 31, 2023	6.38%
Worst Quarter:	June 30, 2025	-55.93%

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2025)

	1 Year	5 Year	Life of Class
Class I Shares(1)
Return Before Taxes	-67.70%	-20.92%	-11.77%
Return After Taxes on Distributions	-67.94%	-21.55%	-12.33%
Return After Taxes on Distributions and Sale of Fund Shares	-39.83%	-12.43%	-5.89%
Class A Shares(2)
Return Before Taxes	-68.47%	None	-26.95%
Investor Class Shares(3)
Return Before Taxes	-67.82%	-21.31%	-17.19%
Bloomberg Municipal Bond Index(reflects no deduction for fees, expenses or taxes)	4.25%	0.80%	*
Bloomberg High Yield Municipal Bond Index(reflects no deduction for fees, expenses or taxes)	2.46%	2.18%	**

*	Bloomberg Municipal Bond Index performance for life of Class I, Class A and Investor Class shares is 2.18%, 1.59%, and 2.99%, respectively.

**	Bloomberg High Yield Municipal Bond Index performance for life of Class I, Class A and Investor Class shares is 3.91%, 1.79%, and 5.74%, respectively.

(1)	The I Class of the Predecessor Fund commenced operations on September 15, 2017.

(2)	The A Class of the Predecessor Fund commenced operations on February 16, 2022.

(3)	The Investor Class of the Predecessor Fund commenced operations on March 23, 2020.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods. After-tax returns are shown for Class I shares only and after-tax returns for other classes will vary.

6

Management

Investment Adviser: Easterly Investment Partners LLC

Portfolio Managers:

The following individual serves as the Fund’s day-to-day portfolio manager:

Akos Beleznay	Head of Research of the Adviser; Portfolio Manager of the Fund since 2026.

Purchase and Sale of Fund Shares: The Fund is currently closed to investors and is in the process of liquidating its assets and winding up its business pursuant to a plan of liquidation. In general, you may exchange, or redeem shares of the Fund on any day the New York Stock Exchange is open for business. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: The Fund’s distributions are primarily exempt from regular federal income tax. A portion of these distributions, however, may be subject to federal alternative minimum tax and state and local taxes. The Fund may also make distributions that are taxable to you as ordinary income or capital gains.

Financial Intermediary Compensation: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

7

ADDITIONAL INFORMATION ON THE FUND’S STRATEGIES AND RELATED RISKS

Investment Objective:

Easterly ROCMuni High Income Municipal Bond Fund	The Fund seeks to provide current income exempt from regular federal income tax. The Fund’s secondary investment objective is to seek total return.

The Easterly ROCMuni High Income Municipal Bond Fund’s investment objective(s) are non-fundamental and may be changed by the Board without shareholder approval.

Principal Investment Strategies: The following provides additional information regarding the Fund’s investment strategies described at the front of this Prospectus.

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in tax exempt debt securities. The investment policy stated in the foregoing sentence is a fundamental policy of the Fund and may not be changed without shareholder approval of a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act. Tax exempt debt securities are investments the income from which is exempt from federal income tax but which may be subject to the alternative minimum tax. The Fund expects to invest the majority of its assets in debt securities that are rated below investment grade (or “junk bonds”), including unrated securities, but may invest up to 40% of its total assets in investment grade debt securities. The Fund may invest without limit in municipal securities issued by or on behalf of states and local governmental authorities throughout the United States and its territories. Municipal securities include, among others, bonds issued by 501(c)(3)s, private activity bonds and industrial development bonds, as well as general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, other short-term tax exempt obligations, municipal leases, obligations of municipal housing authorities, zero coupon bonds and single family revenue bonds. The Fund may invest in all types of municipal bonds that are exempt from federal income tax, but not necessarily the AMT.

The may employ effective leverage through investment in Inverse Floaters. Inverse Floaters provide leveraged exposure to underlying municipal bonds. These investments are speculative, however, and also create the possibility that income and returns will be diminished. The Fund may also invest in defaulted municipal bonds, Rule 144A Securities, restricted securities and illiquid securities.

The Fund’s investments in debt securities may have fixed or variable principal payments. The Fund’s investments may have varied interest rate payment and reset terms, including fixed and floating rates, inverse floating rate, contingent, deferred, payment in kind and auction rate features. From time to time the Fund may focus its investments in the securities of issuers in the same economic sector. The Fund may invest in debt securities with any maturity or duration.

In selecting securities for the Fund, the Adviser employs a top-down/bottom-up research approach with an emphasis on analyzing the stand-alone credit, including financials, bond covenants, management team, and underlying asset value. The Adviser believes that the below investment grade universe represents some of the best value in the fixed income markets.

Additionally, the Adviser factors in top down economic factors such as interest rates, credit cycles and political trends. Individual local and state analysis is conducted including fiscal policy, political climate, surplus/deficits, as well as industry analysis. While value is the primary focus, duration management, sector allocation, yield curve positioning, buy/sell trade execution, and geographic allocation also play a role in security selection. The Fund will not have any duration or weighted average maturity restrictions.

General Investment Policies of the Fund

The Fund’s investments in the types of securities described in this Prospectus vary from time to time and, at any time, the Fund may not be invested in all types of securities described in this Prospectus. The Fund may also invest in securities and other investments not described in this Prospectus, but which are described in the SAI. Any percentage limitations with respect to assets of the Fund is applied at the time of purchase unless otherwise disclosed. The investment techniques used by the Adviser may change over time as new instruments and techniques are introduced or as a result of regulatory or market developments.

For additional information regarding the types of instruments in which the Fund may invest, please see the “Investment of the Trust’s Assets and Related Risks” section of the Fund’s SAI.

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Temporary or Cash Investments

The Fund may temporarily depart from its respective principal investment strategy or strategies for defensive purposes, including by making short-term investments in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments, including affiliated and unaffiliated instruments, in response to or in anticipation of adverse market, economic, political, or other conditions. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. To the extent that the Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

Shares of the Easterly Funds are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

PRINCIPAL INVESTMENT RISKS

There is no assurance that the Fund will achieve its investment objective. The Fund’s share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in the Fund. The following summarizes the principal risks of the Fund. These risks could adversely affect the net asset value, total return, and the value of the Fund and your investment. The risk descriptions below provide a more detailed explanation of the principal investment risks that correspond to the risks described in the Fund’s Fund Summary section of this Prospectus.

Auction Rate Securities Risks - While the auction rate process is designed to permit the holder to sell the auction rate securities in an auction at par value at specified intervals, there is the risk that an auction will fail due to insufficient demand for the securities. Failed auctions may adversely impact the liquidity of auction rate securities investments. Auction rate securities may also be subject to changes in interest rates, including decreased interest rates. Although some issuers of auction rate securities are redeeming or are considering redeeming such securities, such issuers are not obligated to do so and, therefore, there is no guarantee that a liquid market will exist for the Fund’s investments in auction rate securities at a time when the Fund wish to dispose of such securities.

Defaulted Bonds Risk - Defaulted bonds are subject to greater risk of loss of income and principal than higher rated securities and are considered speculative. In the event of a default, the Fund may incur additional expenses to seek recovery. The repayment of defaulted bonds is subject to significant uncertainties, and in some cases, there may be no recovery of repayment. Defaulted bonds might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Workout or bankruptcy proceedings typically result in only partial recovery of cash payments or an exchange of the defaulted bond for other securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

Deferred Interest and Payment In Kind Securities Risks - Because these securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed income securities. Accordingly, these securities may involve greater credit risks and their value is subject to greater fluctuation in response to changes in market interest rates than other fixed income securities. Since the bondholders do not receive interest payments, when interest rates rise, these securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, these securities rise more rapidly in value because the bonds reflect a fixed rate of return. If the issuer defaults, the Fund may not receive any return on its investment. These securities may also have unreliable valuations because their continuing accruals require ongoing judgment about the collectability of deferred payments and the value of any associated collateral. Payment in kind securities have the effect of generating investment income and increasing incentive fees payable to the Adviser at a compounding rate. In addition, the deferral of payment in kind interest reduces the loan-to-value ratio at a compounding rate. These securities create the risk that incentive fees will be paid to the Adviser based on non-cash accruals that ultimately may not be realized. The Adviser will be under no obligation to reimburse the Fund for these fees.

Fixed-Income Securities Risks - Fixed-income securities held by the Fund are or may be subject to interest rate risk, call risk, prepayment and extension risk, credit risk, and liquidity risk, which are more fully described below. Changes in market conditions and government policies may lead to periods of heightened volatility and reduced liquidity in the fixed-income securities market, and could result in an increase in Fund redemptions. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable.

●	Call Risk. During periods of declining interest rates, a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates. In this event the Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in its income.

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●	Credit Risk. Fixed-income securities are generally subject to the risk that the issuer may be unable or unwilling to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Lower rated fixed-income securities involve greater credit risk, including the possibility of default or bankruptcy.

●	Interest Rate Risk. Fixed-income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds generally tend to decrease in value if interest rates rise. Conversely, bond prices generally rise as interest rates fall. Fixed-income securities with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than fixed-income securities with shorter maturities. The historically low interest rate environment increases the risk associated with rising interest rates. The Fund may be exposed to varying levels of interest rate risk due to certain changes in general economic conditions, inflation, and monetary policy, such as interest rate changes by the Federal Reserve.

●	Prepayment and Extension Risk. Many types of fixed-income securities are subject to prepayment risk. Prepayment occurs when the issuer of a fixed-income security can repay principal faster than expected prior to the security’s maturity. Fixed-income securities subject to prepayment risk can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a fixed-income security can be difficult to predict and result in greater volatility. On the other hand, rising interest rates could cause prepayments of the obligations to decrease. This is known as extension risk and may increase the Fund’s sensitivity to rising rates and its potential for price declines.

●	Liquidity Risk. Trading opportunities are more limited for fixed-income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on its performance. Infrequent trading of securities may also lead to an increase in their price volatility. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a position in a timely manner. If this happens, the Fund may be required to hold the security or keep the position open, and it could incur losses.

●	Duration Risk. The Fund may invest in securities of any maturity or duration. Holding long duration and long maturity investments will magnify certain risks, including interest rate risk and credit risk.

Floating Rate/Variable Rate Obligations Risk - Some municipal securities have variable or floating interest rates. Variable rates are adjustable at stated periodic intervals. Floating rates are automatically adjusted according to a specified market rate for those investments, such as, for example, the percentage of the Secured Overnight Financing Rate (“SOFR”), the SIFMA Municipal Swap Index or the percentage of the prime rate of a bank. These obligations may be secured by bank letters of credit or other credit support arrangements. Because of the interest rate adjustment feature, floating and variable rate securities provide an investor with a certain degree of protection against rises in interest rates, although the Fund will participate in any declines in interest rates as well. Generally, changes in interest rates will have a smaller effect on the market value of floating and variable rate securities than on the market value of comparable fixed-income obligations. Thus, investing in floating and variable rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities.

High-Yield Fixed-Income Securities Risk - High-yield fixed-income securities or “junk bonds” are fixed-income securities rated below investment grade. Although junk bonds generally pay higher rates of interest than higher-rated securities, they are subject to a greater risk of loss of income and principal. Junk bonds are subject to greater credit risk than higher-grade securities and have a higher risk of default. Companies issuing high-yield junk bonds are more likely to experience financial difficulties that may lead to a weakened capacity to make principal and interest payments than issuers of higher grade securities. Issuers of junk bonds are often highly leveraged or undergoing restructuring and are more vulnerable to company, political, regulatory or economic developments, such as a recession or rising interest rates, which may affect their ability to meet their interest or principal payment obligations. As a result, junk bonds generally are more sensitive to credit risk and are considered more speculative than securities in the higher-rated categories. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. The secondary market for securities that are junk bonds may be less liquid than the markets for higher quality securities, and, as such, may have an adverse effect on the market prices of and the Fund’s ability to arrive at a fair value for certain securities. The values of junk bonds can decline significantly over short periods of time.

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Inverse Floaters Risk - The use of inverse floaters by the Fund creates effective leverage. Due to the leveraged nature of these investments, they will typically be more volatile and involve greater risk than the fixed rate municipal bonds underlying the inverse floaters. Inverse Floaters represent interests in bonds with interest rates that vary inversely to changes in short-term rates. As short-term rates rise, inverse floaters produce less income, and as short-term rates decline, inverse floaters produce more income. As a result, the price of inverse floaters is expected to decline when interest rates rise, and generally will decline further than the price of a bond with similar maturity. An investment in certain inverse floaters will involve the risk that the Fund could lose more than its original principal investment. Distributions on inverse floaters bear an inverse relationship to short-term municipal bond interest rates. Thus, distributions paid to the Fund on its inverse floaters will be reduced or even eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. Inverse floaters generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment.

Investment and Market Risk - An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund’s common shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the OTC markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Social, political, economic and other conditions and events (such as war, natural disasters, epidemics and pandemics, terrorism, supply chain disruptions, trade disputes, economic sanctions, imposition of tariffs, elevated levels of government debt, recessions, a government shutdown, conflicts and social unrest) could have significant impacts on issuers, industries, governments and other systems, including the financial markets. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions or markets. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat. Investors will be negatively impacted if the value of their portfolio holdings decreases as a result of such events, if these events adversely impact the operations and effectiveness of the Adviser and/or sub-adviser, as applicable, or key service providers or if these events disrupt systems and processes necessary or beneficial to the management of accounts. These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund’s investments, increase the Fund’s volatility and exacerbate pre-existing risks to the Fund. The Fund’s common shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions, if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance.

Leverage and Borrowing Risk - Leverage will magnify changes in the Fund’s net asset value (“NAV”) and on the Fund’s investments. The effect of the use of leverage by the Fund in a market that moves adversely to its investments could result in substantial losses to the Fund, which would be greater than if the Fund were not leveraged. The Fund may borrow money for investment purposes, which is a form of leveraging. Borrowing money to buy securities exposes the Fund to leverage because the Fund can achieve a return on a capital base larger than the assets that shareholders have contributed to the Fund. Leverage exists when the Fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction. There can be no assurance that the Fund’s leverage strategies will be successful. Certain investments, such as ETFs, may include “embedded” leverage, which means the ETF pays a return linked to a multiple of the performance of the underlying index, securities basket or other reference asset. These investments may be more volatile than investments in unlevered securities, which may increase the volatility of the Fund. Leveraging investments by purchasing securities with borrowed money is a speculative technique that increases investment risk while increasing investment opportunity. Leveraging may cause the Fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. For example, leveraging may exaggerate the effect on NAV of any increase or decrease in the market value of the long equity positions held by a fund. Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding. Leverage also creates interest expenses for the Fund. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund’s net income will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than it would be if leverage were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced. There can be no assurance that the Fund’s leverage strategies will be successful.

The High Income Fund participates in a line of credit for its borrowing.

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Liquidity Risk - An investment is considered to be illiquid if the Fund reasonably expects the investment cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. An investment may be deemed illiquid due to a lack of trading volume in the investment or if the investment is privately placed and not traded in any public market or is otherwise restricted from trading. The Fund may be unable to sell illiquid investments or securities that trade infrequently or in lower volumes at the time or price it desires and could lose its entire investment in such investments. Investments with an active trading market or that the Adviser otherwise deems liquid could become illiquid before the Fund can exit its positions. The liquidity of the Fund’s assets may change over time. The Fund may also make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all and could lose its entire investment in such investments. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). Municipal securities may have more liquidity risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

Management Risk - The ability of the Fund to meet its investment objective is directly related to the Adviser’s investment strategies for the Fund. The value of your investment in the Fund may vary with the effectiveness of the Advisers research, analysis and asset allocation among portfolio securities. If the Adviser’s investment strategies do not produce the expected results, the value of your investment could be diminished or even lost entirely and the Fund could underperform the market or other funds with a similar benchmark or similar objectives and investment strategies.

Municipal Sector Focus Risk - The Fund will not concentrate its investments in issuers in any one industry. The Securities and Exchange Commission has taken the position that investment of more than 25% of a fund’s total assets in issuers in the same industry constitutes concentration in that industry. Many types of municipal securities (such as general obligation, government appropriation, municipal leases, special assessment and special tax bonds) are not considered a part of any “industry” for purposes of this policy. Therefore, the Fund may invest more than 25% of its total assets in those types of municipal securities. General obligation bonds are generally secured by the obligor’s pledge of its full faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors. By contrast, revenue bonds are generally backed by and payable from the revenues derived from a specific facility or specific revenue source or sources. As a result, the revenue bonds in which the Fund invests may entail greater credit risk than the Fund’s investments in general obligation bonds. Legislation that affects the financing of a particular municipal project, or economic factors that have a negative impact on a project, would be likely to affect many other similar projects. At times, the Fund may change the relative emphasis of its investments in securities issued by certain municipalities. If the Fund has a greater emphasis on investments in one or more particular municipalities, or in one or more particular municipalities of a particular state or territory, it may be subject to greater risks from adverse events (including economic, business, political, tax, or regulatory events) affecting such municipalities, states or territories than a fund that invests in different municipalities, state or territories, or that is more diversified.

Municipal Securities Risk - The municipal market is volatile and can be significantly affected by adverse tax, legislative or political changes and the financial condition of the issuers of municipal securities. Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. Municipal obligations may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. Municipal securities structured as revenue bonds are generally not backed by the taxing power of the issuing municipality but rather the revenue from the particular project or entity for which the bonds were issued. If the Internal Revenue Service determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could be treated as taxable, which could result in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

A number of municipalities have had significant financial problems recently, and these and other municipalities could, potentially, continue to experience significant financial problems resulting from lower tax revenues and/or decreased aid from state and local governments in the event of an economic downturn. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity.

Under some circumstances, municipal securities might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

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Since some municipal securities may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. If such events were to occur, the value of the security could decrease or the value could be lost entirely, and it may be difficult or impossible for the Fund to sell the security at the time and the price that normally prevails in the market. Interest on municipal obligations, while generally exempt from federal income tax, may not be exempt from federal AMT.

Restricted Securities Risk - The Fund may invest in restricted securities (securities with limited transferability under the securities laws) acquired from the issuer in “private placement” transactions. Private placement securities are not registered under the Securities Act, and are subject to restrictions on resale. They are eligible for sale only to certain qualified institutional buyers, like the Fund, and are not sold on a trading market or exchange. While private placement securities offer attractive investment opportunities otherwise not available on an open market, because such securities are available to few buyers, they are often both difficult to sell and to value.

Rule 144A Securities Risk - The market for Rule 144A securities typically is less active than the market for publicly-traded securities. Rule 144A securities carry the risk that the liquidity of these securities may become impaired, making it more difficult for the Fund to sell these bonds.

Sector Emphasis Risk - The securities of issuers in the same or related businesses (“industry sectors”), if comprising a significant portion of the Fund’s portfolio, may in some circumstances react negatively to market conditions, interest rates and economic, regulatory or financial developments and adversely affect the value of the portfolio to a greater extent than if such securities comprised a lesser portion of the Fund’s portfolio or the Fund’s portfolio was diversified across a greater number of industry sectors. Some industry sectors have particular risks that may not affect other sectors.

Tax Risk - Municipal securities may decrease in value during times when federal income tax rates are falling. The Fund’s investments are affected by changes in federal income tax rates applicable to, or the continuing federal tax exempt status of, interest income on municipal obligations. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the liquidity, marketability and supply and demand for municipal obligations, which would in turn affect the Fund’s ability to acquire and dispose of municipal obligations at desirable yield and price levels. If you are subject to the federal AMT, you may have to pay federal tax on a portion of your distributions from tax exempt income. If this is the case, the Fund’s net after-tax return to you may be lower. The Fund would not be suitable investments for investors investing through tax exempt or tax-advantaged accounts.

Unrated Securities Risk - Because the Fund may purchase securities that are not rated by any nationally recognized statistical rating organization, the Adviser may internally assign ratings to those securities, after assessing their credit quality and other factors, in categories similar to those of nationally recognized statistical rating organizations. There can be no assurance, nor is it intended, that the Adviser’s credit analysis process is consistent or comparable with the credit analysis process used by a nationally recognized statistical rating organization. Unrated securities are considered “investment-grade” or “below-investment-grade” if judged by the Adviser to be comparable to rated investment-grade or below-investment-grade securities. The Adviser’s rating does not constitute a guarantee of the credit quality. In addition, some unrated securities may not have an active trading market or may trade less actively than rated securities, which means that the Fund might have difficulty selling them promptly at an acceptable price.

In evaluating the credit quality of a particular security, whether rated or unrated, the Adviser will normally take into consideration a number of factors including, but not limited to, the financial resources of the issuer, the underlying source of funds for debt service on a security, the issuer’s sensitivity to economic conditions and trends, any operating history of the facility financed by the obligation, the degree of community support for the financed facility, the capabilities of the issuer’s management, and regulatory factors affecting the issuer or the particular facility.

A reduction in the rating of a security after the Fund buys it will not require the Fund to dispose of the security. However, the Adviser will evaluate such downgraded securities to determine whether to keep them in the Fund’s portfolio.

Valuation Risk - The price a Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Unlike equity securities, which are valued using market quotations, the municipal bonds in which the Fund primarily invests in are fixed income securities which are typically valued using evaluated prices supplied by independent pricing services. Such pricing services take into consideration a range of market-based and security specific inputs and assumptions, including price quotations from broker-dealers making markets in such instruments, transactions in comparable investments and considerations about general market conditions. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

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Zero-Coupon Bonds Risk - As interest on zero-coupon bonds is not paid on a current basis, the values of the bonds are subject to greater fluctuations than are the value of bonds that distribute income regularly and may be more speculative than such bonds. Accordingly, the values of zero-coupon bonds may be highly volatile as interest rates rise or fall. In addition, while zero-coupon bonds generate income for tax purposes and for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause the Fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by Subchapter M of the Code of the Internal Revenue Code in order for the Fund to maintain its status as a regulated investment company.

Investors may purchase zero coupon and pay-in-kind securities at a price below the amount payable at maturity. Because such securities do not entitle the holder to any periodic payments of interest prior to maturity, this prevents any reinvestment of interest payments at prevailing interest rates if prevailing interest rates rise. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than coupon loans.

OTHER NON-PRINCIPAL INVESTMENT STRATEGIES AND RISKS

In addition to the investment techniques and strategies described under “Principal Investment Strategies” for the Fund, the Fund can also use the investment techniques and strategies described below. The Fund might not use all of these techniques or strategies or might only use them from time to time.

When-Issued and Delayed-Delivery Transactions - The Fund may purchase municipal securities on a “when-issued” basis and may purchase or sell such securities on a “delayed-delivery” basis. “When-issued” or “delayed-delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. During the period between the purchase and the settlement dates, the buyer makes no payment for the security and receives no interest. When-issued or delayed-delivery securities the Fund buy are subject to changes in value as a result of market fluctuations during that period and the value of the security on the delivery date may be more or less than the Fund paid. The Fund may lose money if the value of the security has declined below the purchase price.

Defaulted Securities - The Fund may purchase defaulted securities if the Adviser believes that there is potential for resumption of income payments or realization of income on the sale of the securities or the collateral or other advantageous developments appear likely in the near future. Notwithstanding the Adviser’s belief about the resumption of income payments or realization of income, the purchase of defaulted securities is highly speculative and involves a high degree of risk, including the risk of a substantial or complete loss of the Fund’s investment. Defaulted securities are subject to the Fund’s limitation on holding below-investment-grade securities. The Adviser does not expect that this will be a significant investment strategy of the Fund.

Taxable Investments - The Fund may invest in taxable investments but do not anticipate investing substantial amounts of their assets in taxable investments under normal market conditions or as part of their normal trading strategies and policies. Taxable investments include, for example, hedging instruments, repurchase agreements, and many of the types of securities the Fund would buy for temporary defensive purposes.

Who is the Easterly ROCMuni High Income Municipal Bond Fund Designed For? The Fund is designed for investors seeking tax-free income(you may be subject to AMT in certain circumstances). Because they invest in tax-exempt securities, the Fund is not appropriate for a retirement plan or other tax-exempt or tax-advantaged account. The Fund is not complete investment programs. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

PORTFOLIO HOLDINGS DISCLOSURE

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s securities is available in the Fund’s SAI.

MANAGEMENT OF THE FUND

The Board is generally responsible for overseeing the management and business affairs of the Fund. It oversees the operation of the Fund by its officers. It also reviews the management of the Fund’s assets by Easterly. Information about the Trustees and executive officers of the Easterly Funds is contained in the SAI.

Investment Adviser

Easterly Investment Partners LLC is a registered investment adviser located at 138 Conant Street, Suite 100, Beverly, MA 01915. As of September 30, 2025, Easterly had approximately $3.05 billion in assets under management.

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Subject to the general supervision of the Board of Trustees, Easterly is responsible for managing the Fund in accordance with its investment objective(s) and policies. Easterly also maintains related records for the Fund. Easterly may invest the Fund’s assets in securities and other instruments.

Manager of Managers Order The board of trustees has authorized the Fund to operate in a “manager of managers” structure whereby Easterly can appoint and replace sub-advisors, and enter into, amend and terminate sub-advisory agreements with such sub-advisors, each subject to board approval but without obtaining prior shareholder approval (Manager of Managers Structure). The Fund will, however, inform shareholders of the hiring of any new sub-advisor within 90 days after the hiring. The Manager of Managers Structure provides the Fund with greater flexibility and efficiency by preventing the Fund from incurring the expense and delays associated with obtaining shareholder approval of such sub-advisory agreements. The use of the Manager of Managers Structure with respect to the Fund is subject to certain conditions that are set forth in the SEC exemptive order and no-action letter guidance issued by the SEC staff. Under the Manager of Managers Structure, Easterly has the ultimate responsibility, subject to oversight by the Trust’s board of trustees, to oversee sub-advisors and recommend their hiring, termination and replacement. Easterly will also, subject to the review and approval of the Trust’s board of trustees: set the Fund’s overall investment strategy; evaluate, select and recommend sub-advisors to manage all or a portion of the Fund’s assets; and implement procedures reasonably designed to ensure that each sub-advisor complies with the Fund’s investment goal, policies and restrictions. Subject to review by the Trust’s board of trustees, Easterly will allocate and, when appropriate, reallocate the Fund’s assets among sub-advisors and monitor and evaluate the sub-advisors’ performance.

The Fund pays the Adviser an annual fee as set forth below:

Fund	Contractual Advisory Fee	Advisory Fee Received for the Fiscal Year ended August 31, 2025 (after waivers and reimbursements)
Easterly ROCMuni High Income Municipal Bond Fund	0.55%	0.31*

*	The Fund commenced operations on October 4, 2024. Periods ending prior to October 4, 2024 reflect amounts paid by the Predecessor Fund to Principal Street Partners, LLC under the Predecessor Fund’s investment management agreement and amounts waived, reimbursed or recouped by Principal Street Partners, LLC under the Predecessor Fund’s expense limitation agreements.

Easterly has contractually agreed, on behalf of the Fund, at least through October 4, 2027, to waive all or a portion of its advisory fee and/or pay expenses to the extent necessary to ensure that Annual Fund Operating Expenses (excluding front-end and contingent deferred sales loads, leverage, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses, such as litigation and proxy-related expenses, and Acquired Fund Fees and Expenses) will not exceed the percentage indicated in the table below for the Fund’s average daily net assets. Easterly is permitted to seek reimbursement from the Fund, subject to limitations, for management fees waived and expenses paid (including management fees waived and expenses paid by the investment adviser to the predecessor series) within three (3) years from the date on which such management fees were waived or expenses paid, as long as the reimbursement does not cause the Fund’s operating expenses to exceed (i) the expense cap in place at the time the fees were waived or the expenses were incurred; or (ii) the current expense cap, whichever is less. This agreement may not be modified or terminated during its term. This agreement will terminate automatically if the Fund’s respective Investment Advisory Agreement with Easterly is terminated.

Fund Name	Class A	Investor Class	Class I
Easterly ROCMuni High Income Municipal Bond Fund	1.05%	1.30%	0.80%

A discussion regarding the basis of the Board’s approval of the investment advisory agreement with Easterly on behalf of the Fund is available in the Fund’s reports filed on Form N-CSR for its fiscal period ending August 31, 2025.

Portfolio Manager

The Fund is managed by the portfolio manager listed below. The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership in the Fund they manage.

Akos Beleznay, portfolio manager, is primarily responsible for the day-to-day management of the Fund.

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The following is additional information regarding the portfolio manager identified above.

Akos Beleznay is the Head of Research at Easterly, responsible for manager research, diligence, and risk management for all Easterly products and prospective affiliates. Mr. Beleznay previously served as the Portfolio Manager for the Easterly Total Hedge Portfolio. Prior to joining Easterly, he was the Chief Investment Officer at Riverside Portfolio Management, the asset management arm of Hedge Fund Research, Inc. (HFR). Before Riverside Portfolio Management, Akos served as the Chief Investment Officer at Commerce Asset Management and CSG Asset Management, where he was responsible for managing funds of hedge funds and a hedge fund index replication product. He also served as the Director of Consulting Research for Equitas Capital Advisors, LLC from 2002 to 2010, and was the Chief Investment Officer of Equitas Evergreen Fund LP from 2003 to 2010. Akos has a PhD in Physics from Eotvos Lorand University, Hungary and an MBA from Tulane University.

The SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager’s ownership of securities in the Fund.

Administration

Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, MA 02110, is the custodian of the assets of the Fund.

Ultimus Fund Solutions, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Fund’s Transfer Agent (the “Transfer Agent”).

Ultimus Fund Solutions, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, provides administrative (including custody administration) and fund accounting services to the Fund. As such, they manage the administrative affairs of the Fund, calculate the NAV of the shares of the Fund, and create and maintain the Fund’s required financial records.

PRICING OF FUND SHARES

The price of shares of the Fund is called “net asset value” or “NAV” is based on the value of the Fund’s investments. The NAV per share of the Fund is determined once daily at the close of trading on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern Time) (“Valuation Time”) on each day that the NYSE is open. Shares will not be priced on days that the NYSE is closed.

Generally, the Fund’s securities are valued each day at the last quoted sales price on each security’s primary securities exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign, and including the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”)) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary securities exchange (or in the case of NASDAQ securities, at the NASDAQ Official Closing Price) or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on the primary exchange. When a market price is not readily available, including circumstances under which Easterly determines that a security’s market price is not accurate, a portfolio security is valued by the Adviser, as the Fund’s valuation designee, with the assistance of a pricing committee at its fair value, as determined under procedures approved by the Board. In these cases, the Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price.

The Fund may use independent pricing services in determining valuation of the Fund’s debt securities. The services selected create and maintain price matrices of U.S. government and other securities from which individual holdings are valued shortly after the close of business each trading day. Debt securities not covered by the pricing services are valued upon bid prices obtained from dealers who maintain an active market therein or, if no readily available market quotations are available from dealers, such securities (including restricted securities and OTC options) are valued by Easterly at fair value using procedures adopted by the Board. Debt securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost. The amortized cost valuation method involves valuing a debt obligation in reference to its cost rather than market forces.

Securities traded on a foreign exchange which has not closed by the Valuation Time or for which the official closing prices are not available at the time the NAV is determined may us alternative market prices provided by a pricing service. In addition, with respect to securities that primarily are listed on a foreign exchange, when an event occurs after the close of a foreign exchange that is likely to have changed the value of the foreign securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures approved by the Board. Securities also may be fair valued in the event of a development effecting a country or region or an issuer-specific development, which is likely to have changed the value of the security. To the extent that the Fund invests in ETFs, the Fund’s NAV is calculated, in relevant part, based upon the NAVs of such ETFs (which are registered open-end management investment companies). The prospectuses for these ETFs explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

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Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the valuation designee. The Adviser, as the valuation designee, performs the fair value determinations relating to Fund investments and is responsible for periodically assessing any material risks associated with the determination of the fair value of the Fund’s investments; establishing and applying fair value methodologies; testing the appropriateness of fair value methodologies; and overseeing and evaluating third-party pricing services. The Board oversees the Adviser in its role as valuation designee pursuant to Rule 2a-5.

The Fund’s current NAV per share will be made available on the Fund’s website at https://funds.easterlyam.com/.

CHOOSING A SHARE CLASS

The Fund is currently closed to investors and is in the process of liquidating its assets and winding up its business pursuant to a plan of liquidation. The Fund consists of Class A, Investor Class and Class I shares. Refer to the information below so that you can choose the class that best suits your investment needs. The main differences between the share classes are sales charges, ongoing fees, and minimum investment.

Class A shares of the Fund charges a maximum sales load of 2.00%. Class A shares of the Fund pay an annual distribution fee of up to 0.25% of the Fund’s average daily net assets attributable to such Class for distribution and shareholder servicing expenses pursuant to the shareholder servicing plans adopted pursuant to Rule 12b-1. Investor Class shares of the Fund pay an annual distribution fee of up to 0.50% of the Fund’s average daily net assets attributable to such Class for distribution and shareholder servicing expenses pursuant to the shareholder servicing plan adopted pursuant to Rule 12b-1. Investor Class and Class I shares of the Fund do not pay sales loads and Class I shares do not pay 12b-1 fees. For information on ongoing distribution fees, see “Distribution (12b-1) and Shareholder Servicing Fees” in this Prospectus. Each class of shares in the Fund represents interest in the same portfolio of investments within the Fund. There is no investment minimum on reinvested distributions and the Fund may change investment minimums at any time. The Fund reserves the right to waive sales charges, as described below, and investment minimums. All share classes may not be available for purchase in all states.

When deciding which class of shares of the Fund to purchase, you should consider your investment goals, present and future amounts you may invest in the Fund, and the length of time you intend to hold your shares. To help you make a determination as to which class of shares to buy, please refer back to the examples of the Fund’s expenses over time in the “Fees and Expenses of the Fund” section for the Fund in this Prospectus. You also may wish to consult with your financial adviser for advice with regard to which share class would be most appropriate for you.

Shareholder Eligibility and Minimum Investment Amounts

For Class A shares of the Fund, the minimum initial investment in the Fund is $2,500. For Class I shares of the Fund the minimum initial investment in the Fund is $1 million, which minimum would be waived for an investment adviser/broker making an allocation to the Fund’s Class I shares aggregating $1 million or more within 90 days. If the adviser/broker does not purchase $1 million or more in the aggregate within 90 days, then the adviser/broker’s next purchase would have to be for a minimum of the difference between $1 million and the aggregate total invested during the 90 days until aggregate purchases total $1 million or more (e.g., if the adviser/broker’s aggregate purchases within 90 days total $500,000 then the adviser/broker would have to make a single aggregate purchase of at least $500,000 to make future purchases of less than $1 million). In addition, the minimum initial investment for Class I shares of the Fund may be waived for certain investments, including sales through banks, broker-dealers and other financial institutions in; (i) discretionary and non-discretionary sponsored advisory programs; (ii) fund supermarkets; (iii) asset allocation programs: (iv) certain retirement plans investing directly with the Fund; (v) retirement plans investing through certain retirement plan platforms; and (vi) certain endowments, foundations and other not-for-profit entities investing directly with the Fund.

For Investor Class shares of the Fund, the minimum initial investment is $1,000. For employees and relatives of the Adviser, firms distributing shares of the Trust, and the Trust service providers and their affiliates, the minimum initial investment in the Trust is $1,000 with no minimum for any individual Fund. With respect to Class A shares, there is no minimum initial investment for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts.

The minimum subsequent investment in the Trust is $100, except for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts, which have no minimum subsequent investment requirements. There is no minimum subsequent investment for the Fund. Investment minimums may be waived by the Adviser. If you received Class I shares as a result of a merger or reorganization of the Predecessor Fund into the Fund, you will be permitted to make additional Class I share purchases.

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Class A Shares of the Fund

Class A shares are offered at their public offering price, which is NAV plus the applicable sales charge and is subject to 12b-1 distribution fees of up to 0.25% of the average daily net assets of Class A shares. Over time, fees paid under this distribution and service plan will increase the cost of a Class A shareholder’s investment and may cost more than other types of sales charges. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. The following sales charges, apply to your purchases of Class A shares of a Fund unless waived as described under “Sales Charge Waivers”:

Amount Invested	Sales Charge as a % of Offering Price[1]	Sales Charge as a % of Amount Invested	Dealer Reallowance[2]
Less than $50,000	2.00%	2.04%	1.75%
$50,000 but less than $100,000	1.75%	1.78%	1.50%
$100,000 but less than $250,000	1.50%	1.52%	1.30%
$250,000 or more(3,4)	None[4]	None[4]	None[4]

1.	Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.

2.	At the discretion of the Trust, however, the entire sales charge may at times be reallowed to dealers. The staff of the SEC has indicated that dealers who receive more than 90% of the sales charge may be considered underwriters.

3.	Class A shares that are purchased at NAV in amounts of $250,000 or more may be assessed a 1.00% CDSC, if they are redeemed within eighteen months from the date of purchase. See below for further information.

4.	The Adviser may pay certain commissions to brokers who initiate and are responsible for purchases by any single purchaser who is a resident of the United States as follows: for purchases of $250,000 to $3 million, the Adviser will pay 0.75%, plus 0.50% on any amounts over $3 million up to $5 million, and 0.25% on any amounts over $5 million.

The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A shares. As shown, investors that purchase $250,000 or more of a Fund’s Class A shares will not pay any initial sales charge on the purchase. However, purchases of $250,000 or more of Class A shares may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed during the first 18 months after their purchase. The CDSC is based upon the investor’s original purchase price. Any CDSC paid on the redemptions of Class A shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding. Brokers may receive distribution and/or shareholder service fees for Class A shares.

How to Reduce Your Sales Charge

You may be eligible to purchase Class A shares at a reduced sales charge. To qualify for these reductions, you must notify the Fund’s distributor, Easterly Securities LLC (the “Distributor”), in writing and supply your account number at the time of purchase. You may combine your purchase with those of your “immediate family” (your spouse and your children under the age of 21) for purposes of determining eligibility. If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children. These variations are separate and apart from those discussed in Appendix A. You must notify your authorized Financial Intermediary or the Transfer Agent at the time a purchase order is placed that the purchase (or redemption) qualifies for a reduced sales charge (i.e., breakpoint discount), CDSC waiver or eligibility minimum. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge, CDSC waiver or eligibility minimum will not be granted if: (i) notification is not furnished at the time of order; or (ii) a review of the records of the authorized dealer of the Fund’s shares or the Trust’s Transfer Agent does not confirm your represented holdings. Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary. Please consult your financial adviser for further information.

Rights of Accumulation

For the purposes of determining the applicable reduced sales charge, the right of accumulation allows you to include prior purchases of Class A shares or Class C shares of any of the Trust’s portfolios as part of your current investment as well as reinvested dividends. To qualify for this option, you must be either:

●	an individual;

●	an individual and spouse purchasing shares for your own account or trust or custodial accounts for your minor children; or

●	a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401, 403, or 457 of the Code, including related plans of the same employer.

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If you plan to rely on this right of accumulation, you must notify the Distributor at the time of your purchase. You will need to give the Distributor your account numbers. Existing holdings of family members or other related accounts of a shareholder may be combined for purposes of determining eligibility. If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

Letter of Intent

The letter of intent allows you to count all investments within a 13-month period in Class A shares of any of the Trust’s portfolios as if you were making them all at once for the purposes of calculating the applicable reduced sales charges. The minimum initial investment under a letter of intent is 5% of the total letter of intent amount. The letter of intent does not preclude the Fund from discontinuing sales of its shares. You may include a purchase not originally made pursuant to a letter of intent under a letter of intent entered into within 90 days of the original purchase. To determine the applicable sales charge reduction, you may also include (1) the cost of shares of a Trust’s portfolio which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the Distributor receiving the letter of intent, and (2) the historical cost of shares of other Trust portfolios you currently own acquired in exchange for shares of Trust portfolios purchased during that period at a price including a front-end sales charge. You may combine purchases and exchanges by family members (limited to spouse and children, under the age of 21, living in the same household). You should retain any records necessary to substantiate historical costs because the Trust, its Transfer Agent and any financial intermediaries may not maintain this information. Shares acquired through reinvestment of dividends are not aggregated to achieve the stated investment goal.

Sales Charge Waivers

The availability of certain sales charge waivers and discounts to Class A Shares of a Fund will depend on whether you purchase your Class A Shares directly from a Fund or through a financial intermediary. Intermediaries may have different policies and procedures (from those described above for Class A Shares generally) regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load waivers. Please consult your financial intermediary for more information. For specific information with respect to sales charge waivers and discounts available through a specific financial intermediary, please refer to Appendix A attached to this Prospectus. In all instances, it is the purchaser’s responsibility to notify a Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase shares of the Fund directly from the Fund or through another intermediary to receive such waivers or discounts.

The sales charge on purchases of Class A shares is waived for certain types of investors, including:

●	Employees of broker-dealers or other financial institutions (including registered investment advisors and financial planners) having agreements with the Distributor or Easterly (a “Selling Representative”) and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

●	Employees of a bank, savings and loan, credit union or other financial institution that utilize a Selling Representative to clear purchases of the Trust’s shares and their immediate families.

●	Participants in certain “wrap-fee” programs, mutual fund platform programs, supermarket programs, or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the Distributor or Easterly.

●	Clients of financial intermediaries that have entered into arrangements with the Distributor or Easterly (or otherwise have an arrangement with a broker-dealer or other financial institution with respect to sales of Trust shares) providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisors may charge a separate fee.

●	Institutional investors (which may include bank trust departments and registered investment advisors).

●	Any accounts established on behalf of registered investment advisors or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the Distributor or Easterly.

●	Insurance company separate accounts, separate accounts used to fund certain unregistered variable annuity contracts, Section 403(b), 401(a), or 401(k) accounts and college savings plans organized under Section 529 of the Code.

●	Employer-sponsored retirement or benefit plans with total plan assets of at least $1 million where the plan’s investments in the Trust are part of an omnibus account. A minimum initial investment of $1 million in the Trust is required. Easterly in its sole discretion may waive these minimum dollar requirements.

●	Reinvestment of capital gains distributions and dividends.

More information about existing sales charge reductions and waivers is available free of charge at www.EasterlyFunds.com.

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CDSC Waivers

Certain shareholders may be eligible for CDSC waivers. Please see the information set forth below for specific eligibility requirements. You must notify your authorized Financial Intermediary or the Transfer Agent at the time a purchase order is placed that the purchase (or redemption) qualifies for a CDSC waiver. Similar notification must be made in writing when an order is placed by mail. The CDSC waiver will not be granted if: (i) notification is not furnished at the time of order; or (ii) a review of the records of the authorized dealer of the Fund’s shares or the Trust’s Transfer Agent does not confirm your represented holdings. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of the Fund or other Trust Funds.

A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the one year preceding the redemption; (ii) the current NAV of shares purchased more than one year prior to the redemption; and (iii) the current NAV of shares purchased through reinvestment of dividends or distributions. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i), (ii) and (iii) above (in that order) are redeemed first.

In addition, the CDSC, if otherwise applicable, will be waived in the case of:

redemptions of Class C shares held at the time a shareholder dies or becomes disabled, only if the Class C shares are: (a) registered either in the name of an individual shareholder (not a trust), or in the names of such shareholder and his or her spouse as joint tenants with right of survivorship; or (b) held in a qualified corporate or self-employed retirement plan, Individual Retirement Account (“IRA”) or Custodial Account under Section 403(b)(7) of the Code (“403(b) Custodial Account”), provided in either case that the redemption is requested within one year of the death or initial determination of disability;

(1)	redemptions in connection with the following retirement plan distributions: (a) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a “key employee” of a “top heavy” plan, following attainment of age 59 1/2); (b) distributions from an IRA or 403(b) Custodial Account following attainment of age 70 1/2; or (c) a tax-free return of an excess contribution to an IRA; and

(2)	certain redemptions pursuant to the Fund’s Systematic Withdrawal Plan (see “Redemption of Shares—Systematic Withdrawal Plan”).

With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term “distribution” does not encompass a direct transfer of an IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of written confirmation of the shareholder’s entitlement.

The sales charge waivers (and discounts) available through financial intermediaries are set forth in Appendix A to this Prospectus (Intermediary-Specific Sales Charge Waivers and Discounts). Please contact your financial intermediary regarding applicable sales charge waivers (and discounts) and for information regarding the financial intermediary’s related policies and procedures.

Class I Shares

Class I shares of the Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees. This means that 100% of your initial investment is placed into shares of the Fund.

Investor Class Shares

Investor Class shares of the Fund are sold at NAV without an initial sales charge. Investor Class shares of the Fund pay an annual distribution fee of up to 0.50% of the Fund’s average daily net assets attributable to such Class for distribution and shareholder servicing expenses pursuant to the shareholder servicing plans adopted pursuant to Rule 12b-1. For information on ongoing distribution fees, see “Distribution (12b-1) and Shareholder Servicing Fees” in this Prospectus.

Exchanges for Class I Shares

Holders of Class A shares issued by a Fund may exchange their shares for Class I shares provided that they: (1) hold their shares through a Selling Broker or other financial intermediary or institution that has a distribution agreement with the Fund’s distributor to offer Class I shares and which authorizes such an exchange; and (2) are otherwise eligible to invest in Class I shares in accordance with the terms of this Prospectus. Any such exchange is subject to the Fund’s discretion to accept or reject the exchange. Class A shareholders of the Fund who purchased $250,000 or more of shares, and who then exchange them for Class I shares within eighteen months of the original purchase date, will be subject to a CDSC for such exchange in the same manner as would be applicable to a redemption of Class A shares purchased in an amount of $250,000 or more and redeemed within eighteen months of the date of original purchase, unless the Adviser in its sole discretion determines to waive the applicable CDSC. For federal income tax purposes, an exchange of Class A shares for Class I shares within the same Fund will not result in the recognition of a capital gain or loss.

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HOW TO PURCHASE SHARES

The Fund is currently closed to investors and is in the process of liquidating its assets and winding up its business pursuant to a plan of liquidation.

HOW TO REDEEM SHARES

You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to the Fund:

via Regular Mail	via Overnight Mail
Easterly Funds Trust c/o Ultimus Fund Solutions, LLC PO Box 46707 Cincinnati, OH 45246	Easterly Funds Trust c/o Ultimus Fund Solutions, LLC 225 Pictoria Dr, Suite 450 Cincinnati, OH 45246

The Fund typically expects that it will take up to 7 days following the receipt of your redemption request to pay out redemption proceeds by check or electronic transfer. The Fund typically expects to pay redemptions from cash, cash equivalents, proceeds from the sale of Fund shares, any lines of credit, and then from the sale of portfolio securities. These redemption payment methods will be used in regular and stressed market conditions.

Suspension or Postponement of Redemptions

The Trust may suspend redemption procedures and postpone redemption payment during any period when (a) trading is restricted, as determined by the applicable rules and regulations of the SEC, (b) the NYSE is closed other than for customary weekend or holiday closing, or (c) when the SEC has determined an emergency exists or has otherwise permitted such suspension or postponement.

Federal and State Income Tax Withholding (IRAs and Other Retirement Accounts)

Distributions from IRAs and other retirement accounts may be subject to federal income tax withholding and, where applicable, state income tax withholding. Federal income tax generally will be withheld from IRA distributions unless you elect otherwise on the applicable request form. If you do not make a withholding election, withholding will be applied in accordance with applicable law and IRS rules. State income tax withholding may also apply depending on your state of residence and applicable state law. Withholding is not a determination of your actual tax liability. You should consult your tax professional for more information.

Lost Shareholders, Inactive Accounts and Unclaimed Property

Unclaimed property laws may require the Fund or its transfer agent to transfer the assets of accounts that are considered abandoned, inactive, or lost (due to returned mail) to the appropriate state authority. An account may be deemed unclaimed if the shareholder has not initiated any contact or transaction within a time period specified by applicable state law.

Before any transfer to the state is made, the Fund or its transfer agent will send a due diligence notice to the shareholder, if legislatively required.

In some cases, this process is referred to as escheatment, and shareholders may be required to reclaim the assets from the applicable state’s unclaimed property office. Some states may also require the liquidation of shares prior to escheatment, and shareholders may only be entitled to receive the cash value at the time of sale.

For retirement accounts, such escheatment may be treated as a taxable distribution, and federal and/or state income tax withholding may apply.

To help avoid escheatment, shareholders should maintain current contact information and periodically initiate contact with the Fund or its transfer agent. Examples of shareholder-initiated contact include written correspondence, telephone inquiries, or initiating a transaction in the account.

In accordance with Texas law, residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. A Texas Designation of Representative Form is available for making such an election.

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Telephone Transactions

You may purchase, exchange, or redeem Fund shares by calling 833-999-2636. Telephone transaction privileges are automatically available for new accounts unless you decline them on your account application or later revoke them by written instruction to the Fund or its transfer agent. Telephone instructions, if received in good order before the applicable cut-off time, will be processed at the Fund’s next determined NAV. Redemption proceeds will be sent promptly to your address of record by check or to your bank account of record by ACH or wire transfer. Telephone redemptions are generally limited to $100,000 per account. Requests for amounts above this limit must be submitted in writing and must include a Medallion Signature Guarantee.

During periods of heavy market activity or other unusual conditions, you may experience difficulty reaching the Fund or its transfer agent. Please allow additional time to place your transaction. The Fund or its transfer agent will not be held liable for any loss if you are unable to reach them to confirm a telephone transaction.

The Fund and its transfer agent use reasonable procedures to verify the authenticity of telephone instructions. These may include requiring an account number, a personal identification number (PIN) if applicable, recording of calls, and/or written confirmations. If these procedures are followed, neither the Fund nor its transfer agent will be responsible for any loss, liability, cost, or expense arising from unauthorized of fraudulent telephone instructions.

If you own an IRA, you will be asked to make an election regarding federal income tax withholding at the time of a redemption.

For your protection, telephone redemptions may be restricted for 30 days following a change of address or banking information. The Fund may also require a signature guarantee or other documentation for certain transactions.

The Fund reserves the right to modify, suspend, or terminate the telephone transaction privilege at any time, with or without notice.

Redemptions through Broker

If shares of the Fund are held by a broker-dealer, financial institution, or other servicing agent, you must contact that servicing agent to redeem shares of the Fund. The servicing agent may charge a fee for this service.

Redemptions by Wire

You may request that your redemption proceeds be wired directly to your bank account. A $15 fee will be charged for each wire transfer of redemption proceeds. This fee will be deducted directly from your account and is subject to change without notice. Your bank or any intermediary institution may also charge a separate fee for receiving the wire. The Fund and its transfer agent are not responsible for any delays or additional fees imposed by the receiving bank or any intermediary institution.

When Redemptions are Sent

Once the Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request, which are payable at the next determined NAV following the receipt your redemption request in “good order”, as described below. If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank.

Redemption Requests in Good Order

A redemption request will be considered to be in “good order” only if it includes all of the following:

●	The name of the Fund and the account number

●	The exact dollar amount or number of shares to be redeemed

●	The name(s) of the registered account owner(s), exactly as they appear on the account

●	Signature(s) of all registered owner(s)

●	Any required signature guarantee or medallion signature guarantee, if applicable

●	Any documentation reasonably required by the Fund or its transfer agent to verify the identity or authority of the person(s) requesting the redemption

Redemption requests that are incomplete, unclear, unsigned, or submitted without the required documentation or signature guarantees may be delayed or rejected. The Fund and its transfer agent are not responsible for processing delays or losses resulting from requests not received in good order.

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Medallion Signature Guarantee Requirements

To protect shareholders and the Fund against potential fraud, the Fund and/or its transfer agent may require a signature guarantee, including a Medallion Signature Guarantee, in certain circumstances. A Medallion Signature Guarantee is a stamped certification provided by an eligible guarantor institution to verify the authenticity of a signature and the authority and capacity of the individual signing.

The Fund or its transfer agent may require a Medallion Signature Guarantee in situations including, but not limited to, the following:

●	The redemption amount exceeds $100,000 (or such other threshold as may be established by the Fund and/or the transfer agent);

●	The proceeds are requested to be mailed to an address or transferred to a bank account that was changed or added within the past 30 calendar days;

●	The redemption proceeds are made payable to a person or entity other than the registered account owner;

●	The proceeds are requested to be sent to a financial institution account not held in the shareholder’s name;

●	The account registration or ownership is being changed;

●	Instructions are submitted by mail with alternate delivery instructions or special handling, or other non-standard processing;

●	Any other circumstance in which the the Fund or its transfer agent reasonably determines that additional documentation or verification is appropriate.

Medallion Signature Guarantees must be obtained from eligible guarantor institutions that participates in a recognized a Medallion Signature Guarantee program (e.g., STAMP, SEMP, or MSP). These typically include commercial banks, savings associations, credit unions, and broker-dealers. A notary seal is not an acceptable substitute for a Medallion Signature Guarantee.

Shareholders should contact the Fund’s transfer agent in advance of submitting any transaction requests if they are uncertain whether a Medallion Signature Guarantee is required. The Fund and/or the Fund’s transfer agent reserves the right, in its discretion, to waive or require a Medallion Signature Guarantee and to reject any signature guarantee that it deems unacceptable.

Systematic Withdrawal Plan

Shareholders may redeem shares through a Systematic Withdrawal Plan (“SWP”) which provides for regular, periodic redemptions in accordance with the shareholder’s instructions and the transfer agent’s procedures. With the shareholder’s authorization, the transfer agent will process SWP redemptions in the amount and frequency selected by the shareholder. Shareholders may change or terminate SWP instructions at any time by contacting the transfer agent. The Fund and/or the transfer agent may modify, suspend, or terminate the SWP at any time.

Reinstatement Privilege

A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund in the same Class from which such shares were redeemed or repurchased, at NAV next determined after a reinstatement request (made in writing to and approved by Easterly), together with the proceeds, is received by the Transfer Agent.

Involuntary Redemptions

If the Fund is the only holding of a shareholder in the Trust, then due to the relatively high cost of maintaining small accounts, the Trust may redeem an account having a current value of $1,000 or less as a result of redemptions, but not as a result of a fluctuation in the Fund’s NAV after the shareholder has been given at least 30 days in which to increase the account balance to more than that amount. Involuntary redemptions may result in the liquidation of Fund holdings at a time when the value of those holdings is lower than the investor’s cost of the investment or may result in the realization of taxable capital gains.

Redemption-In-Kind

If the Board of Trustees determines that it would be detrimental to the best interests of the Fund’s shareholders to make a redemption payment wholly in cash, the Fund may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Fund’s net assets by a distribution-in-kind of readily marketable portfolio securities in lieu of cash. Redemptions failing to meet this threshold must be made in cash. Shareholders receiving distributions-in-kind of portfolio securities will be subject to market risks on the securities received, and may incur brokerage commissions when subsequently disposing of those securities.

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Exchange Privilege

Shares of the Fund may be exchanged without payment of any exchange fee for shares of another Fund of the Trust of the same Class at their respective NAVs. Please refer to that Fund’s Prospectus with respect to the fees and expenses of investing in shares of the Fund. The Trust may in the future offer an exchange feature involving shares of an unaffiliated fund group subject to receipt of appropriate regulatory relief. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a Fund that does not charge a CDSC will not be counted. Thus, in effect the “holding period” for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC. In addition, shares that are exchanged into or from a Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a Fund with a lower CDSC rate.

An exchange of shares is treated for federal income tax purposes as a redemption (sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. The exchange privilege is available to shareholders residing in any state in which Fund shares being acquired may be legally sold. Easterly reserves the right to reject any exchange request and the exchange privilege may be modified or terminated upon notice to shareholders in accordance with applicable rules adopted by the SEC.

With regard to redemptions and exchanges made by telephone, the Distributor and the Trust’s Transfer Agent will request personal or other identifying information to confirm that the instructions received from shareholders or their account representatives are genuine. Calls may be recorded. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this Prospectus. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. Additionally, fund share classes and account registrations must match.

The Distributor and the Transfer Agent also will not be liable for any losses if they follow instructions by phone that they reasonably believe are genuine or if an investor is unable to execute a transaction by phone.

Account Statements and Transaction Confirmations

You will receive periodic account statements summarizing all account activity, including purchases, redemptions, exchanges, and any reinvested dividends or capital gains. Additionally, a transaction confirmation will be sent for each financial transaction that occurs in your account, except for those taking place on a recurring basis, such as through an automatic investment plan or for dividend and capital gain distributions. For recurring transactions, the details will appear on your periodic account statement, serving as confirmation for such activity.

It is your responsibility to carefully review all transaction confirmations and account statements for accuracy immediately upon receipt. You must contact the Fund or its Transfer Agent in writing or by telephone promptly within 60 days of the date of the statement or confirmation that first reflects the disputed item. If you fail to provide timely notification within this 60-day period, you will be deemed to have ratified all account activity set forth therein, and the Fund and its agents will not be liable for any losses that may result from your failure to report the issue.

Uncashed checks/ Automatic Dividend and Capital Gain Distributions Reinvestment

If you elect to receive your dividend and capital gain distributions via check, ACH or wire, and the distribution amount is $50 or less, then the amount will be automatically reinvested as additional shares into your account.

For non-retirement and non-educational accounts, any dividend and capital gain distributions sent by check which are not cashed within 180 days will be reinvested into your account at the current day’s NAV. When reinvested, those amounts are subject to market risk like any other investment. Your distribution option will automatically be converted to having all dividends and capital gain distributions reinvested into your account as additional shares if any of the following occur:

1)	Postal or other delivery service is unable to deliver mail or checks to the address of record thereby designating your account as “lost”;

2)	Dividends and capital gain distributions checks are not cashed within 180 days; or

3)	Bank account of record is no longer valid.

For non-retirement and non-educational accounts, redemption proceeds sent by check which are not cashed within 180 days will be reinvested into your account at the current day’s NAV. When reinvested, redemption proceeds are subject to market risk like any other investment.

24

MARKET TIMING AND FREQUENT TRADING POLICY

The Fund discourages and does not accommodate market timing. Frequent trading into and out of the Fund can harm all Fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. The Fund is designed for long-term investors and are not intended for market timing or other disruptive trading activities. Accordingly, the Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Fund currently uses several methods to reduce the risk of market timing. These methods include:

1)	committing staff to monitor, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund’s Market Timing and Exchange Policy;

2)	providing notice to certain investors to cease trading if transactions are deemed excessive or suspicious;

3)	providing warning letters or emails;

4)	rejecting specific purchase requests; and

5)	rejecting purchase requests from certain investors

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seek to make judgments and applications that are consistent with the interests of the Fund’s shareholders. Based on the frequency of redemptions in your account, the Adviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to the Fund as described in the Fund’s Market Timing and Exchange Policy and elect to reject certain purchases or revoke the amount, number, frequency or method for requesting future purchases or exchanges into the Fund. The Fund reserves the right to reject or restrict purchase requests for any reason, particularly when the shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Fund nor the Adviser will be liable for any losses resulting from rejected purchase orders. The Adviser may also bar an investor who has violated these policies (and the investor’s financial adviser) from future trading with the Fund.

Although the Fund’s attempt to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Fund.

While the Fund will encourage financial intermediaries to apply the Fund’s Market Timing and Exchange Policy to their customers who invest indirectly in the Fund, the Fund is limited in their ability to monitor the trading activity or enforce the Fund’s Market Timing and Exchange Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers.

More specifically, unless the financial intermediaries have the ability to apply the Fund’s Market Timing and Exchange Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund’s Market Timing and Exchange Policy. Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information to the extent known to the broker to the Fund upon request.

If the Fund or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

DIVIDENDS AND DISTRIBUTIONS

The Fund has elected to be treated, and intends to qualify each year as a regulated investment company under the Code. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund declares daily and pays monthly dividends from net investment income, if any. Distributions of net realized long-term and short-term capital gains, if any, earned by the Fund will be made annually for the Fund., The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund, or should the Board deem it to be in the best interest of shareholders. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution.

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Dividends derived from net investment income and distributions of net realized long and short-term capital gains paid by the Fund to a shareholder will be automatically reinvested (at current NAV) in additional shares of the Fund (which will be deposited in the shareholder’s account) unless the shareholder instructs the Fund, in writing, to pay all dividends and distributions in cash. Shares acquired by dividend and distribution reinvestment will not be subject to any CDSC and will be eligible for conversion on a pro rata basis.

Annual Statements

You will be sent annually a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous calendar year, if any. The statement provides information on your dividends and capital gains for tax purposes. If any dividends are declared in October, November, or December to shareholders of record in such months and paid in January of the following year, then such amounts will be treated for tax purposes as received by the shareholders on December 31 of the prior year. The Fund may reclassify income after your tax reporting statement is mailed to you. Prior to issuing your statement, the Fund will make every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099-DIV to reflect reclassified information.

Avoid “Buying a Dividend”

At the time you purchase your Fund shares, the Fund’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. For example, if you buy shares in the Fund shortly before it makes a distribution, you may receive some of your investment back in the form of a taxable distribution. This is known as “buying a dividend.”

TAX CONSEQUENCES

The following tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Trust. Unless your investment in the Trust is through a tax-advantaged retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when the Fund makes distributions and when you sell Fund shares, including an exchange to another portfolio.

Taxes on Distributions

In general, if you are a taxable investor, Fund distributions are taxable to you as ordinary income, capital gains or some combination of both, whether you take them in cash or reinvest them in Fund shares. The Fund’s investment techniques, including use of covered call options, short-sales, short-term trading strategies, derivatives and high portfolio turnover rate, may result in more of the Fund’s income dividends and capital gains distributions being taxable to you at ordinary income tax rates than it would if it did not engage in such techniques.

For federal income tax purposes, any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Trust. Certain ordinary income dividends received by individuals may be taxed at the same rate as long-term capital gains if certain holding period and other requirements are satisfied. However, even if income received in the form of ordinary income dividends is taxed at the same rate as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses when calculating your net capital gains or losses. Certain ordinary income dividends received by corporations may be eligible for the corporate dividends received deduction if certain holding period and other requirements are satisfied. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

Because distributions will primarily consist of exempt-interest dividends that are exempt from regular federal income tax. A portion of these distributions from private activity bond interest may be subject to the federal AMT. Exempt-interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits. Exempt-interest dividends from interest earned on the municipal securities of a particular state are also generally exempt from that state’s personal income tax. Because of these tax exemptions, a tax-free fund may not be a suitable investment for retirement plans or other tax-exempt investors. Fund distributions of capital gains are generally subject to federal and state income tax. Fund distributions of short-term capital gains are subject to tax at ordinary rates. For federal income tax purposes, Fund distributions of long-term capital gains are taxable at the reduced long-term capital gains rates no matter how long you have owned your Fund shares. An additional 3.8% Medicare tax may also be imposed as discussed below. The Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. Distributions from this income, if any, are generally subject to federal and state income tax at ordinary rates. The Fund expects that none of its distributions will be qualified dividends subject to reduced rates of tax to individuals. A return-of-capital distribution is generally not taxable but will reduce the cost basis of your shares, and will result in a higher capital gain or a lower capital loss when you later sell your shares.

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Taxes on Sales

Your sale of Fund shares normally is subject to federal income tax and may result in a taxable gain or loss to you. Your exchange of Fund shares for shares of another portfolio is treated for tax purposes like a sale of your original Fund shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares. If a shareholder realizes a loss on the redemption or exchange of the Fund’s shares and reinvests in that portfolio’s shares or substantially identical shares within 30 days before or after the redemption or exchange, the transactions may be subject to the “wash sale” rules, resulting in a postponement of the recognition of such loss for tax purposes. The ability to deduct losses is subject to further limitations under the Code.

Cost Basis

The Fund is required to report cost basis information to the IRS and to shareholders on Form 1099-B for redemptions of "covered shares," which are generally shares acquired on or after January 1, 2012.

The Fund's default cost basis calculation method is average cost. This method will be applied to your account unless you affirmatively elect a different IRS-accepted method, such as first-in, first-out or specific share identification. You may make this election for future transactions by providing written instructions, contacting shareholder services at 833-999-2636, or through your online account portal, where available. Please note that, in accordance with IRS regulations, the cost basis method elected for the first redemption of covered shares cannot be changed after the settlement of the redemption. The cost basis method you select may have significant tax implications. The Fund is not authorized to provide tax advice. Consult your tax advisor to determine which method is most suitable for your individual circumstances.

Back-up Withholding

By law, the Fund must withhold a portion of your taxable distributions and redemption proceeds unless you provide your correct social security number or taxpayer identification number, certify that this number is correct, certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien). The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount is currently 24% of your taxable distributions or redemption proceeds. When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you can avoid being subject to federal backup withholding on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

Other

Fund distributions and gains from the sale or exchange of your Fund shares also may be subject to state and local taxes. If more than 50% of the Fund’s assets are invested in foreign securities at the end of any fiscal year, the Fund may elect to permit shareholders to generally take a credit or deduction on their federal income tax return for foreign taxes paid by the Fund (subject to various limitations). In such a case shareholders would also need to include such foreign taxes in income. Distributions from interest earned on the municipal securities of a particular state are also generally exempt from state income tax for individual residents of that state but will generally be taxable to non-residents. Please see the SAI for a discussion of the risks and special tax consequences to shareholders in the event the Fund realizes excess inclusion income in excess of certain threshold amounts.

Foreign Shareholders

Shareholders other than U.S. persons may be subject to a different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from the Fund (and, under certain circumstances, at the rate of 21% on certain capital gain dividends), as discussed in more detail in the SAI.

Medicare Tax

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

This discussion of “Tax Consequences” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Fund.

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DISTRIBUTION OF SHARES

Easterly Securities LLC is the distributor for the shares of the Fund. The distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund are offered on a continuous basis.

Distribution (12b-1) and Shareholder Servicing Fees

The Trust, with respect to the Fund, has adopted a Plan of Distribution for each of Class A and Investor Class pursuant to Rule 12b-1 of the 1940 Act (the “Plans”), pursuant to which the Fund may pay the distributor an annual fee for distribution and shareholder servicing expenses of 0.25% for Class A shares and 0.50% for Investor Class shares of the Fund’s average daily net assets attributable to the respective class of shares. Class I shares does not have a Plan. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The distributor and other entities, including a broker-dealer affiliate of the Adviser, are paid pursuant to the Plan provided and the expenses borne by the distributor and others in the distribution of Fund shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund’s shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the distributor or other entities may utilize fees paid pursuant to the Plans to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

Additional Compensation to Financial Intermediaries

The Fund’s distributor, its affiliates, and the Adviser and its affiliates may each, at its own expense and out of its own assets including their legitimate profits from Fund-related activities (and not as an additional charge to the Fund), provide additional cash payments to financial intermediaries who sell shares of the Fund. Financial intermediaries include brokers-dealers, financial advisers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others. These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus. These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs. These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The distributor may, from time to time, provide promotional incentives to certain investment firms. Such incentives may, at the distributor’s discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional compensation.

Such payments may provide incentives for such parties to make shares of the Fund available to their customers and may allow the Fund greater access to such parties and their customers than would be the case if no payments were paid. Such access advantages include, but are not limited to, placement of the Fund on a list of mutual funds offered as investment options to the financial intermediary’s customers; access to the financial intermediary’s registered representatives and/or ability to assist in training and educating the financial intermediary’s registered representatives. These payment arrangements will not change the price an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of the investor.

The Adviser does not direct the Fund’s portfolio securities transactions, or otherwise compensate broker-dealers in connection with the Fund’s portfolio transactions, in consideration of sales of Fund shares. Financial intermediaries that receive these types of payments may have a conflict of interest in recommending or selling the Fund rather than other mutual funds to their client investors, particularly if these payments exceed the amounts paid by other mutual funds.

Householding

To reduce expenses, the Fund mails only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at (833) 999-2636 on days the Fund is open for business or contact your financial institution. The Fund will begin sending you individual copies thirty days after receiving your request.

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Legal Proceedings

The Adviser, Distributor, Trustees of the Trust, certain officers of the Trust, the Trust (with respect to the Fund), and certain other individuals and entities are parties to a consolidated class action suit filed in the U.S. District Court in the Southern District of New York, originally instituted on July 24, 2025 and July 25, 2025, alleging violations of certain provisions of the Securities Act of 1933 in connection with sales of shares of the Fund. Plaintiffs seek to recover an unspecified amount of damages. The litigation is in its early stages. Given the inherent uncertainties of litigation, management is unable to estimate the amount or range of the potential loss.

FINANCIAL HIGHLIGHTS

The financial highlights information presented for the Fund includes the financial history of the Predecessor Fund, which was reorganized into the Fund after the close of business on October 4, 2024. The financial highlights show the Fund’s (or Predecessor Fund’s) financial history for the past five fiscal years or, if shorter, the period of operations of the Predecessor Fund, or any of its share classes. The financial highlights table is intended to help you understand the Fund’s (or Predecessor Fund’s) financial performance. Certain information reflects financial results for a single Fund share. The information presented in the tables below for the Fund has been audited by Tait, Weller & Baker LLP, independent registered public accountants, whose report, along with the Fund’s financial statements, are included in the Fund’s August 31, 2025 Form N-CSR filed with the SEC, which is available upon request. The information presented for the Predecessor Fund presented in the tables below has been audited by the Predecessor Fund’s independent registered public accounting firm, whose report, along with the Predecessor Fund’s financial statements, are included in the Predecessor Fund’s August 31, 2024 Form N-CSR filed with the SEC, which is available upon request. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund or Predecessor Fund (assuming reinvestment of all dividends and distributions).

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Easterly ROCMuni High Income Municipal Bond Fund
FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year/period)

	CLASS A
	Year Ended August 31, 2025	Year Ended August 31, 2024	Year Ended August 31, 2023	For the Period Ended August 31, 2022 (1)
Net Asset Value, Beginning of Year/Period	$7.29	$7.11	$7.87	$8.74
Income (Loss) from Investment Operations:
Net investment income	0.16 (2)	0.46	0.43	0.24
Net realized and unrealized gain (loss)	(4.19)	0.15	(0.74)	(0.87)
Total from investment operations	(4.03)	0.61	(0.31)	(0.63)

Dividends and Distributions:
Dividends from net investment income	(0.18)	(0.43)	(0.45)	(0.24)
Return of capital	(0.15)	—	—	—
Total dividends and distributions	(0.33)	(0.43)	(0.45)	(0.24)

Net Asset Value, End of Year/Period	$2.93	$7.29	$7.11	$7.87

Total Return*	(57.71)%	8.76%	(4.02)%	(7.27	)%(3)

Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$493	$16,241	$5,739	$375
Ratio of gross operating expenses to average net assets (including interest expenses) (5)	1.42%	1.12%	1.27%	1.27	%(4)
Ratio of net operating expenses to average net assets (including interest Expenses) (6)	1.20%	1.12%	1.23%	1.20	%(4)
Ratio of net investment income after expense reimbursement/recoupment to average net assets	2.36%	6.50%	5.52%	5.44	%(4)
Portfolio Turnover Rate	19%	24%	21%	53	%(3)

	CLASS I
	Year Ended August 31, 2025	Year Ended August 31, 2024	Year Ended August 31, 2023	Year Ended August 31, 2022		Year Ended August 31, 2021
Net Asset Value, Beginning of Year/Period	$7.32	$7.21	$7.91	$9.27		$9.12
Income (Loss) from Investment Operations:
Net investment income	0.18 (2)	0.49	0.43	0.46		0.51
Net realized and unrealized gain (loss)	(4.21)	0.07	(0.67)	(1.35)		0.15
Total from investment operations	(4.03)	0.56	(0.24)	(0.89)		0.66

Dividends and Distributions:
Dividends from net investment income	(0.19)	(0.45)	(0.46)	(0.47)		(0.51)
Return of capital	(0.15)	—	—	—		—
Total dividends and distributions	(0.34)	(0.45)	(0.46)	(0.47)		(0.51)

Net Asset Value, End of Year/Period	$2.95	$7.32	$7.21	$7.91		$9.27

Total Return*	(57.52)%	7.94%	(2.94)%	(9.88)%		7.49%

Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$13,640	$267,851	$240,235	$272,640		$289,438
Ratio of gross operating expenses to average net assets (including interest expenses) (7)	1.20%	0.87%	1.04%	0.86%		0.78%
Ratio of net operating expenses to average net assets (including interest Expenses) (8)	0.97%	0.88%	1.00%	0.83%		0.73%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	2.67%	6.82%	5.75%	5.35%		5.70%
Portfolio Turnover Rate	19%	24%	21%	53%		64%

(1)	Inception date for the A Class was February 16, 2022.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Not annualized.

(4)	Annualized.

(5)	Ratio of gross expenses to average net assets (excluding interest expenses) for the Easterly ROCMuni High Income Municipal Bond Fund - Class A:

	1.27%	1.05%	1.07%	1.06%	N/A

(6)	Ratio of net operating expenses to average net assets (excluding interest expenses) for the Easterly ROCMuni High Income Municipal Bond Fund - Class A:

	1.05%	1.05%	1.03%	0.98%	N/A

(7)	Ratio of gross expenses to average net assets (excluding interest expenses) for the Easterly ROCMuni High Income Municipal Bond Fund - Class I:

	1.04%	0.80%	0.81%	0.76%	0.77%

(8)	Ratio of net operating expenses to average net assets (excluding interest expenses) for the Easterly ROCMuni High Income Municipal Bond Fund - Class I:

	0.80%	0.80%	0.77%	0.73%	0.73%

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

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Easterly ROCMuni High Income Municipal Bond Fund
FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year/period)

	Investor
	Year Ended August 31, 2025	Year Ended August 31, 2024	Year Ended August 31, 2023	Year Ended August 31, 2022	Year Ended August 31, 2021
Net Asset Value, Beginning of Year/Period	$7.36	$7.23	$7.96	$9.32	$9.18
Income (Loss) from Investment Operations:
Net investment income	0.15 (1)	0.45	0.40	0.41	0.48
Net realized and unrealized gain (loss)	(4.23)	0.09	(0.70)	(1.35)	0.13
Total from investment operations	(4.08)	0.54	(0.30)	(0.94)	0.61

Dividends and Distributions:
Dividends from net investment income	(0.17)	(0.41)	(0.43)	(0.42)	(0.47)
Return of capital	(0.15)	—	—	—	—
Total dividends and distributions	(0.32)	(0.41)	(0.43)	(0.42)	(0.47)

Net Asset Value, End of Year/Period	$2.96	$7.36	$7.23	$7.96	$9.32

Total Return*	(57.80)%	7.66%	(3.81)%	(10.28)%	6.82%

Ratios and Supplemental Data:
Net assets, end of year/period (000s)	$397	$51,608	$28,801	$20,740	$12,420
Ratio of gross operating expenses to average net assets (including interest expenses) (2)	1.60%	1.37%	1.54%	1.38%	1.28%
Ratio of net operating expenses to average net assets (including interest Expenses) (3)	1.42%	1.38%	1.50%	1.35%	1.24%
Ratio of net investment income after expense reimbursement/recoupment to average net assets	2.20%	6.30%	5.25%	4.89%	5.20%
Portfolio Turnover Rate	19%	24%	21%	53%	64%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Ratio of gross expenses to average net assets (excluding interest expenses) for the Easterly ROCMuni High Income Municipal Bond Fund - Investor Class:

	1.43%	1.30%	1.31%	1.26%	1.27%

(3)	Ratio of net operating expenses to average net assets (excluding interest expenses) for the Easterly ROCMuni High Income Municipal Bond Fund - Investor Class:

	1.30%	1.30%	1.27%	1.23%	1.23%

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

31

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to Shareholders and in Form N-CSR. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR you will find the Fund’s Annual and Semi-Annual financial statements. The Fund’s SAI also provides additional information about the Fund. The SAI is incorporated herein by reference (legally is part of this Prospectus). For a free copy of the Annual Report, the Semi-Annual Report or the SAI, to request other information about the Fund, or to make shareholder inquiries, please call (833) 999-2636.

You also may obtain information about the Fund, including the Annual and Semi-Annual Reports the SAI, and other information such as Fund financial statements, by calling your financial advisor or by visiting our website at: https://funds.easterlyam.com/.

Information about the Fund, including the Annual and Semi-Annual Reports, the SAI, and other information such as Fund financial statements, can be reviewed and copied at the SEC’s Public Reference Section. Reports and other information about the Fund is available on the EDGAR Database on the SEC’s Internet site at and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The Trust’s Investment Company Act file number is 811-23611.

JAMES ALPHA FUNDS TRUST D/B/A EASTERLY FUNDS TRUST

STATEMENT OF ADDITIONAL INFORMATION

DATED MARCH 9, 2026

FUND	Class A	Class I	Investor Class
Easterly ROCMuni High Income Municipal Bond Fund (the “Fund”)	RMJAX	RMHIX	RMHVX

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus dated March 9, 2026, and as may be further amended or supplemented from time to time. The Fund’s financial statements are incorporated into this SAI by reference to the Fund’s most recent Form N-CSR for the fiscal year ended August 31, 2025. A free copy of the Prospectus, the Fund’s financial statements and Form N-CSR for the Fund can be obtained by writing the Transfer Agent at c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246 or by calling (833) 999-2636. You may also obtain a copy of the Prospectus or the financial statements and Form N-CSR by visiting funds.easterlyam.com.

The Fund is currently closed to investors and is in the process of liquidating its assets and winding up its business pursuant to a plan of liquidation. As a result, the Fund is no longer actively pursuing its investment objective and will deviate from its principal investment strategies in order to facilitate the orderly disposition of its remaining portfolio holdings.

TABLE OF CONTENTS

TRUST HISTORY	1
INVESTMENT OF THE TRUST’S ASSETS AND RELATED RISKS	1
INVESTMENT RESTRICTIONS	23
FUNDAMENTAL INVESTMENT RESTRICTIONS	24
PORTFOLIO HOLDINGS DISCLOSURE	25
PRINCIPAL HOLDERS OF SECURITIES AND CONTROL PERSONS OF THE FUND	26
TRUSTEES AND OFFICERS	27
MANAGEMENT AND OTHER SERVICES	32
DETERMINATION OF NET ASSET VALUE	39
CERTAIN TAX CONSIDERATIONS	40
ADDITIONAL INFORMATION	51
FINANCIAL STATEMENTS	53
APPENDIX A — RATINGS	A 1
APPENDIX B – PROXY VOTING POLICIES AND PROCEDURES	B 1

TRUST HISTORY

James Alpha Funds Trust d/b/a Easterly Funds Trust (the “Trust”) is an open-end management investment company, commonly known as a “mutual fund,” registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was established under the laws of Delaware pursuant to an Agreement and Declaration of Trust dated September 21, 2020, which was subsequently amended and restated on January 8, 2021 (the “Agreement and Declaration of Trust”). The Trust’s Agreement and Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value (the “Shares”).

Easterly Investment Partners LLC (“Easterly” or the “Adviser”) is the investment adviser the Fund.

On October 4, 2024, the Fund assumed the assets and liabilities of its predecessor fund (the “Predecessor Fund”) as shown below:

Fund	Predecessor Fund
Easterly ROCMuni High Income Municipal Bond Fund	Principal Street High Income Municipal Fund

All historical financial information and other information contained in this SAI relating to the Fund (or any classes thereof) for periods ending on or prior to October 4, 2024 is that of its Predecessor Fund (or the corresponding classes thereof).

INVESTMENT OF THE TRUST’S ASSETS AND RELATED RISKS

The Fund is a diversified fund within the meaning of the 1940 Act.

The investment objective and principal investment strategies of the Fund are described in the Prospectus. A further description of the Fund’s investments and investment methods appears below. The Fund might not invest in all of these types of securities or use all of these techniques at any one time. The Adviser may invest in other types of securities and may use other investment techniques in managing the Fund as well as securities and techniques not described.

Generally, the Fund’s compliance with its investment policy and limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset. Accordingly, except with respect to borrowing, and limitations on illiquid investments, any subsequent change in values, net assets or other circumstances will not be considered when determining whether an investment complies with the Fund’s investment policies and limitations.

Incidental to their other investment activities, including in connection with a bankruptcy, restructuring, workout, or other extraordinary events concerning a particular investment the Fund owns, the Fund with a principal investment strategy of primarily investing in fixed income securities may receive equity securities (including convertible securities, warrants and rights, common stock), real estate or other investments that the Fund normally would not, or could not, buy. If this happens, the Fund may, although it is not required to, sell such investments as soon as practicable while seeking to maximize the return to shareholders. For the Fund, such investments generally may include securities that pay taxable interest.

Market Risk and Recent Market Events. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, political and regulatory developments, actions taken by the Federal Reserve or other central banks, market disruptions caused by trade disputes or other events or circumstances, investor sentiment, heavy institutional selling, and other factors that may or may not be related to the issuer of the security or other asset. Periods of market volatility can cause the securities markets to experience substantially lower valuations, reduced liquidity, price volatility, credit downgrades, and increased likelihood of default and valuation difficulties, and therefore increase the risks of investing in securities in which the Fund may invest. Common stock held by the Fund may fall in value due to general market and economic conditions, including changes in the financial condition of a company or other issuer, changes in specific market, economic, political, and regulatory conditions that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class, and changes in general market, economic, political, and regulatory conditions. Also, certain unanticipated events, such as natural disasters, infectious disease epidemics or other public health crises, terrorist attacks, war, supply chain disruptions, trade disputes, economic sanctions, imposition of tariffs, elevated levels of government debt, recessions, a government shutdown, country instability and other geopolitical events, can have a dramatic adverse effect on stock markets. These developments and changes can affect a single issuer, issuers within a broad market sector, industry or geographic region, or the market in general. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions or markets. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat.

For example, the outbreak of the coronavirus, COVID-19, resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain the spread of COVID-19 resulted in travel restrictions, closed international borders, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, defaults and other significant economic impacts, all of which disrupted global economic activity across many industries.

The effect of health crises like the COVID-19 pandemic cannot be predicted with certainty and such health crises may also exacerbate other pre-existing political, social, economic, market and financial risks and could negatively impact a Fund’s performance.

Many of the foregoing risks are outside of the control of the Fund, the Adviser. These risks may affect the Fund, the Adviser and other service providers given economic, political and regulatory uncertainty created such risks.

EQUITY SECURITIES. The Fund may invest in equity securities. An equity security (such as a stock, partnership interest or other beneficial interest in an issuer) represents a proportionate share of the ownership of a company; its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets and general market conditions. Common stocks and preferred stocks are examples of equity securities. Equity securities, such as common stocks, represent shares of ownership of a corporation. A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited.

Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. Some preferred stocks may be convertible into common stock. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer. Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula.

The risks of investing in companies in general include business failure and reliance on erroneous reports. To the extent the Fund is invested in the equity securities of small- or medium-size companies, directly or indirectly, it will be exposed to the risks of smaller sized companies. Small- and medium-size companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies. Furthermore, those companies often have limited product lines or services, markets, or financial resources, or are dependent on a small management group.

In addition, because these securities are not well-known to the investing public, do not have significant institutional ownership, and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by a fund. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s holdings.

CONVERTIBLE SECURITIES. The Fund may invest in fixed-income securities which are convertible into common stock. Convertible securities rank senior to common stocks in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock. The value of a convertible security is a function of its “investment value” (its value as if it did not have a conversion privilege), and its “conversion value” (the security’s worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

To the extent that a convertible security’s investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security’s value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, the convertible security will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund’s objectives.

CONTINGENT CONVERTIBLE SECURITIES. The Fund may invest in contingent convertible securities. Contingent convertible securities (“CoCos”) are a form of hybrid debt security that are intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” The triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution’s continued viability as a going concern. CoCos’ unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements. Some additional risks associated with CoCos include, but are not limited, to:

●	Loss absorption risk. CoCos have fully discretionary coupons. This means coupons can potentially be cancelled at the banking institution’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses.

●	Subordinated instruments. CoCos will, in the majority of circumstances, be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos, such as the Fund, against the issuer in respect of or arising under the terms of the CoCos shall generally rank junior to the claims of all holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer’s underlying equity securities following a conversion event (i.e., a “trigger”), each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument.

●	Market value will fluctuate based on unpredictable factors. The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.

Asset-Backed Securities. The Fund may invest in asset-backed securities. Asset-backed securities represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

Asset-backed securities present certain risks that are not presented by other securities in which the Fund may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized.

Collateralized Loan Obligations (“CLOs”). The Fund may invest in CLOs. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The loans generate cash flow that is allocated among one or more classes of securities (“tranches”) that vary in risk and yield. The most senior tranche has the best credit quality and the lowest yield compared to the other tranches. The equity tranche has the highest potential yield but also has the greatest risk, as it bears the bulk of defaults from the underlying loans and helps to protect the more senior tranches from risk of these defaults. However, despite the protection from the equity and other more junior tranches, more senior tranches can experience substantial losses due to actual defaults and decreased market value due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.

Normally, CLOs are privately offered and sold and are not registered under state or federal securities laws. Therefore, investments in CLOs may be characterized by the Fund as illiquid securities; however, an active dealer market may exist for CLOs allowing a CLO to qualify for transactions pursuant to Rule 144A under the Securities Act. CLOs normally charge management fees and administrative expenses, which are in addition to those of the Fund.

The riskiness of investing in CLOs depends largely on the quality and type of the collateral loans and the tranche of the CLO in which the Fund invests. In addition to the normal risks associated with fixed-income securities (such as interest rate risk and credit risk) and the risks associated with investing in CDOs, CLOs carry additional risks including that interest on certain tranches of a CLO may be paid in-kind (meaning that unpaid interest is effectively added to principal), which involves continued exposure to default risk with respect to such payments.

Certain CLOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, but such enhancement may not always be present and may fail to protect the Fund against the risk of loss due to defaults on the collateral.

Certain CLOs may not hold loans directly but rather use derivatives such as swaps to create “synthetic” exposure to the collateral pool of loans. Such CLOs entail the risks of derivative instruments.

PROJECT NOTES. The Fund may invest in project notes. Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the U.S. through agreements with the issuing authority which provide that, if required, the Federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

YANKEE BONDS. To the extent consistent with the Fund’s investment objective and strategies, the Fund may invest in Yankee bonds. Yankee bonds are U.S. dollar denominated bonds typically issued in the U.S. by foreign governments and their agencies and foreign banks and corporations. The Fund may also invest in Yankee Certificates of Deposit (“Yankee CDs”). Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, foreign withholding or other taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect and create increased risk relative to payment of principal or interest.

OTHER INVESTMENT COMPANIES. The Fund may invest up to 100% of their net assets in shares of affiliated and unaffiliated investment companies, including money market mutual funds, other mutual funds or exchange-traded funds (“ETFs”) or as otherwise to the extent permitted by the 1940 Act. The Fund’s investments in money market mutual funds may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses. Generally, money market funds seek to earn income consistent with the preservation of capital and maintenance of liquidity. They primarily invest in high quality, short-term money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, bank obligations and high-grade corporate instruments. Certain types of money market funds may impose a fee upon the sale of shares. An investment in the Fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. A money market fund’s sponsor is not required to reimburse the fund for losses. The Fund could lose money by investing in money market funds. The return on the Fund’s investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies, unless waived.

The Fund’s investment in an investment company may require the payment of a premium above the net asset value (“NAV”) of the investment company’s shares, and the market price of the investment company’s assets. The Fund will not invest in any investment company or trust unless it is believed that the potential benefits of such investment are sufficient to warrant the payment of any such premium.

The Fund limits its investments in securities issued by other investment companies in accordance with the 1940 Act or with certain terms and conditions of applicable exemptive orders issued by the U.S. Securities and Exchange Commission (“SEC”). Section 12(d)(1) of the 1940 Act precludes the Fund from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund. However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of Section 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1 1/2%. SEC Rule 12d1-3 under the 1940 Act provides, however, that the Fund may rely on the Section 12(d)(1)(F) exemption and charge a sales load in excess of 1 1/2 % provided the sales load and any service fee charged does not exceed limits set forth in applicable Financial Industry Regulatory Authority, Inc. (“FINRA”) rules.

If the Fund invests in investment companies, including ETFs, pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security. In addition, an investment company purchased by the Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. In addition to the advisory and operational fees the Fund bears directly in connection with its own operation, the Fund also bears its pro rata portion of the advisory and operational expenses incurred indirectly through investments in other investment companies. Other rules under the 1940 Act and SEC exemptive orders on which the Fund may rely further relax the limits of Section 12(d)(1) of the 1940 Act. Rule 12d1-4 under the 1940 Act allows a fund to acquire the securities of another investment company in excess of the limitations imposed by Section 12 without obtaining an exemptive order from the SEC, subject to certain limitations and conditions. Rule 12d1-4 under the 1940 Act also is designed to limit the use of complex fund structures.

Under Rule 12d1-4, an acquired fund is prohibited from purchasing or otherwise acquiring the securities of another investment company or private fund if, immediately after the purchase, the securities of investment companies and private funds owned by the acquired fund have an aggregate value in excess of 10% of the value of the acquired fund’s total assets, subject to certain limited exceptions. Accordingly, to the extent the Fund’s shares are sold to other investment companies in reliance on Rule 12d1-4, the Fund will be limited in the amount it could invest in other investment companies and private funds. In addition to Rule 12d1-4, the 1940 Act and related rules provide certain other exemptions from these restrictions.

Exchange-Traded Funds. An ETF generally is an open-end investment company, unit investment trust or a portfolio of securities deposited with a depository in exchange for depository receipts. ETFs provide investors the opportunity to buy or sell throughout the day an entire portfolio of securities in a single security. Investments in ETFs are subject to a variety of risks, including risks of a direct investment in the underlying securities that the ETF holds. For example, the general level of stock prices may decline, thereby adversely affecting the value of the underlying investments of the ETF and, consequently, the value of the ETF.

In addition, the market value of the ETF shares may differ from their NAV because the supply and demand in the market for ETF shares at any point is not always identical to the supply and demand in the market for the underlying securities. Also, ETFs that track particular indices typically will be unable to match the performance of the index exactly due to, among other things, the ETF’s operating expenses and transaction costs.

ETFs typically incur fees that are separate from those fees incurred directly by the Fund. Therefore, as a shareholder in an ETF (as with other investment companies), the Fund would bear its ratable share of that entity’s expenses. At the same time, the Fund would continue to pay its own investment management fees and other expenses. As a result, the Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs. The Fund may also realize capital gains when ETF shares are sold, and the purchase and sale of the ETF shares may include a brokerage commission that may result in costs.

Although mutual funds are similar to ETFs, they are generally sold and redeemed only once per day at market close. ETFs may seek to track a particular index or be actively managed. The ETFs in which the Fund invests may be subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the sale of the security at an advantageous time or price. To the extent that the ETFs in which the Fund invests hold securities of companies with smaller market capitalizations or securities with substantial market risk, they will have a greater exposure to liquidity risk. There is a risk that the underlying ETFs in which the Fund invests may terminate. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (1) the market price of the ETF’s shares may trade at a discount to their NAV; (2) an active trading market for an ETF’s shares may not develop or be maintained; and (3) trading of an ETF’s shares may be halted if (i) the listing exchange deems such action appropriate, (ii) the shares are de-listed from the exchange, or (iii) upon the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) that halt stock trading generally.

The Fund intends to be long-term investors in ETFs and do not intend to purchase and redeem creation units to take advantage of short-term arbitrage opportunities, with the exception of the purchase and redemption of creation units of inverse ETFs, discussed above. However, the Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Adviser believes it is in the Fund’s best interest to do so. The Fund’s ability to redeem creation units may be limited by the 1940 Act, which provides that ETFs will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

The Fund will invest in ETF shares only if the ETF is registered as an investment company under the 1940 Act (see “Other Investment Companies,” above). If an ETF in which the Fund invests ceases to be a registered investment company, the Fund will dispose of the securities of the ETF as soon as practicable while trying to maximize the return to the Fund’s shareholders. Furthermore, as described above under “Other Investment Companies,” in connection with an investment in ETF shares, the Fund will incur various costs.

EXCHANGE-TRADED NOTES. To the extent consistent with the Fund’s investment objective and strategies, the Fund may invest in exchange-traded notes. Exchange-traded notes (“ETNs”) are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy, minus applicable fees. ETNs are traded on an exchange (e.g., the New York Stock Exchange) during normal trading hours; however, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor. ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk, including the credit risk of the issuer, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset.

When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. A decision to sell ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing, and there can be no assurance that a secondary market will exist for an ETN.

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid, and thus they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.

ADJUSTABLE RATE SECURITIES. To the extent consistent with their investment objectives and strategies, the Fund may invest in adjustable rate securities (i.e., variable rate and floating rate instruments), which are securities that have interest rates that are adjusted periodically, according to a set formula. The maturity of some adjustable rate securities may be shortened under certain special conditions described more fully below.

Variable rate instruments are obligations that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes. A variable rate instrument whose principal amount is scheduled to be paid in 397 days or less is considered to have a maturity equal to the period remaining until the next readjustment of the interest rate. Many variable rate instruments are subject to demand features, which entitle the purchaser to resell such securities to the issuer or another designated party, either (1) at any time upon notice of usually 397 days or less, or (2) at specified intervals, not exceeding 397 days, and upon 30 days’ notice.

A variable rate instrument subject to a demand feature is considered to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand, if final maturity exceeds 397 days or the shorter of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand if final maturity is within 397 days. Floating rate instruments have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The interest rate is adjusted, periodically (e.g., daily, monthly, semi-annually), to the prevailing interest rate in the marketplace. The interest rate on floating rate instruments is ordinarily determined by reference to the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit or an index of short-term interest rates. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.

The Fund may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

U.S. GOVERNMENT SECURITIES. U.S. government securities are high-quality debt securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of, or guaranteed by the United States Treasury. For example, securities issued by the Farm Credit Banks or by the Federal National Mortgage Association are supported by the instrumentality’s right to borrow money from the U.S. Treasury under certain circumstances. Moreover, securities issued by other agencies or instrumentalities are supported only by the credit of the entity that issued them. From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could increase the risk that the U.S. government may default on payments on certain U.S. government securities; cause the credit rating of the U.S. government to be downgraded; increase volatility in both stock and bond markets; result in higher interest rates; reduce prices of U.S. Treasury securities; and/or increase the costs of certain kinds of debt.

Notably, in August 2023, Fitch Ratings downgraded the United States’ long-term foreign credit issuer default rating to AA+ from AAA, citing expected fiscal deterioration over the next three years. If a U.S. government-sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of a Fund that holds securities of that entity will be adversely impacted. Obligations of some agencies, such as those of the Export-Import Bank of United States, are supported only by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”), are supported by only the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities because they are not obligated by law to do so.

ZERO-COUPON SECURITIES. The Fund may invest in zero-coupon securities which make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security and the issuer’s perceived credit quality. If the issuer defaults, the holder may not receive any return on its investment. Because zero-coupon securities bear no interest and compound semi-annually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return. An investment in zero-coupon and delayed interest securities may cause the Fund to recognize income and make distributions to shareholders, such as the Fund, before it receives any cash payments on its investment.

CHANGING INTEREST RATES. The Fund may face a heightened level of interest rate risk due to certain changes in general economic conditions, inflation and monetary policy, such as certain types of interest rate changes by the Federal Reserve. The value of the Fund’s investments generally will fall when interest rates rise. Changing interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility and potential illiquidity. In a low or negative interest rate environment, debt instruments may trade at negative yields, which means the purchaser of the instrument may receive at maturity less than the total amount invested. In addition, in a negative interest rate environment, if a bank charges negative interest, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank. To the extent the Fund holds a negatively yielding debt instrument or has a bank deposit with a negative interest rate, the Fund would generate a negative return on that investment. In the past, certain European countries and Japan have pursued negative interest rate policies and there is a possibility that negative interest rate policies may be pursued in the United States at some point in the future.

In a low or negative interest rate environment, some investors may seek to reallocate assets to other income-producing assets, such as investment-grade and higher-yield debt instruments, or equity investments that pay a dividend, absent other market risks that may make such alternative investments unattractive. This increased demand for higher yielding assets may cause the price of such instruments to rise while triggering a corresponding decrease in yield over time, thus reducing the value of such alternative investments. In addition, a move to higher yielding investments may cause investors, including the Fund (to the extent permitted by its investment objective and strategies), to seek fixed-income investments with longer maturities and/or potentially reduced credit quality in order to seek the desired level of yield. These considerations may limit the Fund’s ability to locate fixed-income instruments containing the desired risk/return profile.

If interest rates rise, there is risk that rates across the financial system also may rise. To the extent rates increase substantially and/or rapidly, the Fund may be subject to significant losses.

BELOW INVESTMENT GRADE DEBT SECURITIES. The Fund may invest in debt securities that are rated below “investment grade” by S&P Global Ratings (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) or, if unrated, are deemed by the Adviser to be of comparable quality. Securities rated less than Baa by Moody’s or BBB by S&P are classified as below investment grade securities and are commonly referred to as “junk bonds” or high yield, high risk securities. Debt rated BB, B, CCC, CC and C and debt rated Ba, B, Caa, Ca, and C is regarded by S&P and Moody’s, respectively, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. For S&P, BB indicates the lowest degree of speculation and C the highest degree of speculation for below investment grade securities. For Moody’s, Ba indicates the lowest degree of speculation and C the highest degree of speculation for below investment grade securities. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Similarly, debt rated Ba or BB and below is regarded by the relevant rating agency as speculative.

Debt rated C by Moody’s or S&P is the lowest rated debt that is not in default as to principal or interest, and such issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Such securities are also generally considered to be subject to greater risk than securities with higher ratings with regard to a deterioration of general economic conditions. Excerpts from S&P’s, Moody’s, and Fitch’s descriptions of their ratings scales are contained in Appendix A to this SAI.

Ratings of debt securities represent the rating agency’s opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, since rating agencies may fail to make timely changes in credit ratings in response to subsequent events, the Adviser continuously monitor the issuers of high yield bonds to determine if the issuers will have sufficient cash flows and profits to meet required principal and interest payments. The achievement of the Fund’s investment objective may be more dependent on the Adviser’s own credit analysis than might be the case for a fund which invests in higher quality bonds. The Fund may retain a security whose rating has been changed.

The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality securities. Issuers of lower quality securities are often highly leveraged and may not have available to them more traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations.

The issuer’s ability to service debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. Similarly, certain emerging market governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as the World Bank and may not be able or willing to make principal and/or interest repayments as they come due. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

Lower quality debt securities frequently have call or buy-back features, which would permit an issuer to call or repurchase the security from the Fund. In addition, the Fund may have difficulty disposing of lower quality securities because they may have a thin trading market. There may be no established retail secondary market for many of these securities, and the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market also may have an adverse impact on market prices of such instruments and may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund’s holdings. The Fund may also acquire lower quality debt securities during an initial underwriting or which are sold without registration under applicable securities laws. Such securities involve special considerations and risks.

In addition to the foregoing, factors that could have an adverse effect on the market value of lower quality debt securities in which the Fund may invest include: (i) potential adverse publicity, (ii) heightened sensitivity to general economic or political conditions and (iii) the likely adverse impact of a major economic recession. The Fund may also incur additional expenses to the extent the Fund is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings, and the Fund may have limited legal recourse in the event of a default. Debt securities issued by governments in emerging markets can differ from debt obligations issued by private entities in that remedies for defaults generally must be pursued in the courts of the defaulting government, and legal recourse is therefore somewhat diminished. Political conditions, in terms of a government’s willingness to meet the terms of its debt obligations, also are of considerable significance.

There can be no assurance that the holders of commercial bank debt may not contest payments to the holders of debt securities issued by governments in emerging markets in the event of default by the governments under commercial bank loan agreements. The Adviser attempt to minimize the speculative risks associated with investments in lower quality securities through credit analysis and by carefully monitoring current trends in interest rates, political developments and other factors. Nonetheless, investors should carefully review the investment objective and policies of the Fund and consider their ability to assume the investment risks involved before making an investment. The Fund may also invest in unrated debt securities.

Unrated debt securities, while not necessarily of lower quality than rated securities, may not have as broad a market. Because of the size and perceived demand for an issue, among other factors, certain issuers may decide not to pay the cost of obtaining a rating for their bonds. Easterly or will analyze the creditworthiness of the issuer of an unrated security, as well as any financial institution or other party responsible for payments on the security.

CORPORATE DEBT SECURITIES. Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment grade or below investment grade and may carry fixed, variable, or floating rates of interest.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry credit risk, interest rate risk and prepayment risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior or secured) debt securities have a higher priority than lower ranking (subordinated or unsecured) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior or secured securities may receive amounts otherwise payable to the holders of more junior or unsecured securities.

Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms. Prepayment risk occurs when issuers may prepay fixed rate debt securities when interest rates fall, forcing the Fund to invest in securities with lower interest rates. Issuers of debt securities are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its debt securities. The possibility exists, therefore, that, as a result of bankruptcy, litigation or other conditions, the ability of an issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

Bank Loans. Bank loans, also referred to as leveraged loans, generally are negotiated between a borrower and several financial institutional lenders represented by one or more lenders acting as agent of all the lenders. The agent is responsible for negotiating the loan agreement that establishes the terms and conditions of the loan and the rights of the borrower and the lenders, monitoring any collateral, and collecting principal and interest on the loan. By investing in a loan, the Fund becomes a member of a syndicate of lenders. Certain bank loans are illiquid, meaning the Fund may not be able to sell them quickly at a fair price. Illiquid securities are also difficult to value. To the extent a bank loan has been deemed illiquid, it will be subject to the Fund’s restrictions on investment in illiquid securities. The secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Bank loans are subject to the risk of default. Default in the payment of interest or principal on a loan will result in a reduction of income to the Fund, a reduction in the value of the loan, and a potential decrease in the Fund’s NAV. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. Bank loans are subject to the risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments. However, because bank loans reside higher in the capital structure than high yield bonds, default losses have been historically lower in the bank loan market. Bank loans that are rated below investment grade share the same risks of other below investment grade securities.

The Fund may invest in second-lien loans, which are subordinated to claims of senior secured creditors. Because second-lien loans are subordinated or unsecured and thus lower in priority of payment to senior loans, they are typically lower rated and subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second-lien loans generally have greater price volatility than senior loans and may be less liquid.

INFLATION-INDEXED BONDS. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Department of the Treasury (the “Treasury”) and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the consumer price index (“CPI”) accruals as part of a semiannual coupon. Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate.

Other inflation related bonds may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

CERTIFICATES OF DEPOSIT, BANKERS’ ACCEPTANCES AND TIME DEPOSITS. The Fund may invest in certificates of deposit and bankers’ acceptances, which are considered to be short-term money market instruments. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment objective and policies stated above and in the Prospectus, the Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

MORTGAGE-BACKED SECURITIES (“MBS”). MBS generally represents interests in pools of mortgages on residential or commercial property. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs. MBS come in a variety of forms. Many have extremely complicated terms. MBS tend to pay higher yields to compensate for prepayment risk.

Collateralized Mortgage Obligations. The Fund may invest in collateralized mortgage obligations (“CMOs”), which are MBS that are collateralized by mortgage loans or mortgage pass-through securities, and multi-class pass-through securities, which are equity interests in a trust composed of mortgage loans or other MBS. Unless the context indicates otherwise, the discussion of CMOs below also applies to multi-class pass through securities. CMOs may be issued by governmental or government-related entities or by private entities, such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market traders.

CMOs are issued in multiple classes, often referred to as “tranches,” with each tranche having a specific fixed or floating coupon rate and stated maturity or final distribution date. Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the holders of the CMOs. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds.

Although the obligations are recourse obligations to the issuer, the issuer typically has no significant assets, other than assets pledged as collateral for the obligations, and the market value of the collateral, which is sensitive to interest rate movements, may affect the market value of the obligations. A public market for a particular CMO may or may not develop and thus, there can be no guarantee of liquidity of an investment in such obligations. Principal prepayments on the underlying mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments will alter the cash flow on CMOs, it is not possible to determine in advance the final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. In addition, if the collateral securing CMOs or any third-party guarantees is insufficient to make payments, the Fund could sustain a loss. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other types of mortgage securities.

As a result, it may be difficult or impossible to sell the securities at an advantageous time or price. Privately issued CMOs are arrangements in which the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. Such securities may be backed by mortgage insurance, letters of credit, or other credit enhancing features. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies and instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies and instrumentalities or any other person or entity. Privately issued CMOs are subject to prepayment risk due to the possibility that prepayments on the underlying assets will alter the cash flow. Yields on privately issued CMOs have been historically higher than the yields on CMOs backed by mortgages guaranteed by U.S. Government agencies and instrumentalities. The risk of loss due to default on privately issued CMOs, however, is historically higher since the U.S. government has not guaranteed them.

New types of CMO tranches have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. For example, an inverse interest-only class CMO entitles holders to receive no payments of principal and to receive interest at a rate that will vary inversely with a specified index or a multiple thereof. Under certain of these newer structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of MBS. CMOs may include real estate investment conduits (“REMICs”). REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”) and invests in certain mortgages principally secured by interests in real property.

Residential Mortgage-Backed Securities. Residential mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on residential real property.  Residential mortgages may be issued and guaranteed by the U.S. Government or its agencies, some of which do not have an explicit U.S. Government guarantee, or by private issuers. Residential mortgages issued or guaranteed by private issuers typically have more credit risk than those issued or guaranteed by the U.S. Government or its agencies. Generally, homeowners have the option to prepay their mortgages at any time without penalty. Homeowners frequently refinance high rate mortgages when mortgage rates fall. This results in the prepayment of the mortgages underlying residential mortgage-backed securities, which deprives holders of the securities of the higher yields. Conversely, when mortgage rates increase, prepayments due to refinancings decline. This extends the life of residential mortgage-backed securities with lower yields. As a result, increases in prepayments of residential mortgage-backed securities purchased at a premium, or decreases in prepayments of residential mortgage-backed securities purchased at a discount, may reduce their yield and price.  This relationship between interest rates and mortgage prepayments makes the price of residential mortgage-backed securities more volatile than most other types of fixed income securities with comparable credit risks.

Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. In addition to prepayment and extension risk, commercial mortgage-backed securities also reflect the risks of investing in the real estate securing the underlying mortgage loans including, the effects of local and other economic conditions on real estate markets, the ability of the property owner to make loan payments, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. Recently, commercial real estate foreclosures have notably increased which presents risks related to payment and decreased demand. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

COMMERCIAL PAPER. The Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality. These rating symbols are described in Appendix A.

Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, the Fund may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated “A” or higher by S&P or “A” or higher by Moody’s.

INFORMATION ON TIME DEPOSITS AND VARIABLE RATE NOTES. The Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties; however, investment in such deposits, which are subject to withdrawal penalties, other than overnight deposits, are subject to the 15% limit on illiquid investments for the Fund.

The Fund may purchase commercial paper obligations that are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund as lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note.

The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes will be purchased; however, in connection with such purchase and on an ongoing basis, the Fund’s Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Fund’s investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

CASH AND CASH EQUIVALENTS. The Fund may hold cash or invest in cash equivalents. Cash equivalents include money market funds, commercial paper (for example, short-term notes with maturities typically up to 12 months in length issued by corporations, governmental bodies, or bank/corporation sponsored conduits (asset-backed commercial paper)); short-term bank obligations (for example, certificates of deposit, bankers’ acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)); or bank notes; savings association and saving bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations); securities of the U.S. government, its agencies, or instrumentalities that mature, or may be redeemed, in one year or less, and; corporate bonds and notes that mature, or that may be redeemed, in one year or less.

ILLIQUID OR RESTRICTED SECURITIES. The Fund may invest in illiquid or restricted securities in accordance with applicable investment restrictions described under “Investment Restrictions.” Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, as amended (the “1933 Act”). Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities with respect to the Fund will be priced at fair value as determined in accordance with procedures prescribed by the Board of Trustees of the Trust. An illiquid investment is any investment that a Fund reasonably expects cannot be sold in seven calendar days or less without significantly changing the market value of the investment. The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. To reduce the amount held in illiquid investments, the Fund may sell all or a portion of its illiquid investments. Because illiquid investments may not be readily marketable, the portfolio managers and/or investment personnel may not be able to dispose of them in a timely manner or may not be able to dispose of them at an attractive price (particularly when in response to adverse developments or market conditions, or upon short notice). As a result, the Fund may incur a loss upon the sale of an illiquid investment in order to timely honor redemptions or may be forced to hold illiquid investments while their price depreciates, which may cause the net asset value of the Fund to decline.

UNREGISTERED SECURITIES. Notwithstanding the above, the Fund may purchase securities, which are not registered under the 1933 Act but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Adviser, under the supervision of, and pursuant to procedures adopted by, the Board of Trustees of the Trust will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund’s restriction of investing no more than 15% of its net assets in illiquid securities. In making a determination, regarding whether a Rule 144A security is liquid, the Adviser will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security.

In addition, the following factors may be considered: (1) the frequency of trades and quotes, (2) the number of dealers and potential purchases, (3) any dealer undertakings to make a market and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). If it is determined that a Rule 144A security is no longer liquid, the Fund’s holdings of illiquid securities would be reviewed to determine what, if any, steps are required to seek to assure that the Fund does not invest more than 15% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

INSURED BANK OBLIGATIONS. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”). The Fund may, within the limits set forth in its Prospectus, purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured.

Insured bank obligations may have limited marketability. Unless the Fund’s liquidity risk program administrator determines that a readily available market exists for such obligations, the Fund will treat such obligations as subject to the 15% limit for illiquid investments set forth in the section “Illiquid or Restricted Securities” above unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

Borrowing. The Fund may borrow money for investment purposes, which is a form of leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk while increasing investment opportunity. Leverage will magnify changes in the Fund’s NAV and on the Fund’s investments. Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding. Leverage also creates interest expenses for the Fund. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund’s net income will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than it would be if leverage were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced. The use of derivatives in connection with leverage creates the potential for significant loss.

The Fund may also borrow funds to meet redemptions or for emergency purposes. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce the Fund’s debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.

The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate. Borrowing by the Fund creates an opportunity for increased net income, but at the same time, creates special risk considerations. For example, leveraging may exaggerate the effect on NAV of any increase or decrease in the market value of the Fund.

WHEN-ISSUED SECURITIES. The Fund may take advantage of offerings of eligible portfolio securities on a “when-issued” basis, i.e., delivery of and payment for such securities take place sometime after the transaction date on terms established on such date. Normally, settlement on U.S. Government securities takes place within ten days. The Fund only will make when-issued commitments on eligible securities with the intention of actually acquiring the securities. If the Fund chooses to dispose of the right to acquire a when-issued security (prior to its acquisition), it could, as with the disposition of any other Fund obligation, incur a gain or loss due to market fluctuation. No when-issued commitments will be made if, as a result, more than 15% of the net assets of the Fund would be so committed. This type of transaction may give rise to a form of leverage. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations. Leveraging may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of the Fund’s securities.

MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid or refinanced or the underlying properties are foreclosed, thereby shortening the securities’ weighted average life. Some mortgage pass-through securities (such as securities guaranteed by Government National Mortgage Association (“Ginnie Mae”) are described as “modified pass-through securities.”

These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment. The principal governmental guarantor of mortgage pass-through securities is Ginnie Mae. Ginnie Mae is authorized to guarantee, with the full faith and credit of the United States, the timely payment of principal and interest on securities issued by lending institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and is backed by pools of mortgage loans.

These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A “pool” or group of such mortgage loans is assembled and after being approved by Ginnie Mae, is offered to investors through securities dealers. Government-related guarantors of mortgage pass-through securities (i.e., not backed by the full faith and credit of the United States) include Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Association (“Freddie Mac”). Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Mortgage pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the United States.

Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a U.S. government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. Freddie Mac issues Participation Certificates (“PCs”), which represent interests in conventional mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States. Fannie Mae and Freddie Mac each may borrow from the Treasury to meet its obligations, but the Treasury is under no obligation to lend to Fannie Mae or Freddie Mac. In September 2008, the Treasury announced that the government would be taking over Fannie Mae and Freddie Mac and placing the companies into a conservatorship.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities. The Fund does not purchase interests in pools created by such non-governmental issuers.

ADDITIONAL RISKS. Securities in which the Fund may invest are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors and shareholders, such as the federal bankruptcy laws and federal, state and local laws which may be enacted by Congress or the state legislatures extending the time for payment of principal or interest, or both or imposing other constraints upon enforcement of such obligations.

RATINGS OF CORPORATE AND MUNICIPAL DEBT OBLIGATIONS. Moody’s, S&P and Fitch are private services that provide ratings of the credit quality of debt obligations, including issues of corporate and municipal securities. A description of the range of ratings assigned to corporate and municipal securities by Moody’s, S&P and Fitch is included in Appendix A to this SAI. The Fund may use these ratings in determining whether to purchase, sell or hold a security. These ratings represent Moody’s, S&P’s and Fitch’s opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, interest rate and ratings may have different market prices.

Subsequent to its purchase by the Fund an issue of securities may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. If a security is given different ratings by different nationally recognized statistical rating organizations, the Fund’s Adviser consider the security’s rating to be the highest rating of the ratings. Opinions relating to the validity of municipal securities and to the exemption of interest thereon from federal income tax (and also, when available, from the federal alternative minimum tax) are rendered by bond counsel to the issuing authorities at the time of issuance. Neither the Fund, nor their Adviser will review the proceedings relating to the issuance of municipal securities or the basis for such opinions.

An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors such as the federal bankruptcy laws and federal, state and local laws which may be enacted to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There also is the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of principal and interest on their municipal securities may be materially adversely affected.

RESETS. The interest rates paid on the Adjustable Rate Mortgage Securities (“ARMs”) in which the Fund may invest generally are readjusted or reset at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Fund, the one-month or three-month LIBOR, the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.

CAPS AND FLOORS. The underlying mortgages, which collateralize the ARMs in which the Fund invest, will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down: (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower’s monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. The value of mortgage securities in which the Fund invest may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Fund invest to be shorter than the maturities stated in the underlying mortgages.

MUNICIPAL SECURITIES. Municipal securities are fixed income securities issued by states, counties, cities and other political subdivisions and authorities. Municipal securities may include tax anticipation notes, bond anticipation notes, revenue anticipation notes, and municipal bonds. Municipal bonds include debt obligations of a state, a territory, or a possession of the United States, or any political subdivision thereof (e.g., countries, cities, towns, villages, districts, authorities) or the District of Columbia issued to obtain funds for various purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal bonds may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and the obtaining of funds to loan to public or private institutions for the construction of facilities such as education, hospital and housing facilities.

In addition, certain types of private activity bonds may be issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term municipal bonds if the interest paid thereon is at the time of issuance, in the opinion of the issuer’s bond counsel, exempt from federal income tax. The current federal tax laws, however, substantially limit the amount of such obligations that can be issued in each state.

The two principal classifications of municipal bonds are “general obligation” and limited obligation or “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest, whereas revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Private activity bonds that are municipal bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of private activity revenue bonds is usually directly related to the credit standing of the industrial user involved. There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the collateral security of municipal bonds, both within and between the two principal classifications described above.

Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, tax anticipation notes are issued in anticipation of future seasonal tax revenues, such as from income, sales, use and business taxes and are payable from these future revenues. Revenue anticipation notes are issued in expectation of receipt of non-tax revenue, such as that available under Federal revenue-sharing programs. Bond anticipation notes are securities issued by municipalities to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds provide the funds for the repayment of the bond anticipation notes.

MUNICIPAL BONDS. Municipal bonds include debt obligations of a state, a territory, or a possession of the United States, or any political subdivision thereof (e.g., countries, cities, towns, villages, districts, authorities) or the District of Columbia issued to obtain funds for various purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal bonds may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and the obtaining of funds to loan to public or private institutions for the construction of facilities such as education, hospital and housing facilities. In addition, certain types of private activity bonds may be issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term municipal bonds if the interest paid thereon is at the time of issuance, in the opinion of the issuer’s bond counsel, exempt from federal income tax. The current federal tax laws, however, substantially limit the amount of such obligations that can be issued in each state.

The two principal classifications of municipal bonds are “general obligation” and limited obligation or “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest, whereas revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Private activity bonds that are municipal bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of private activity revenue bonds is usually directly related to the credit standing of the industrial user involved. There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the collateral security of municipal bonds, both within and between the two principal classifications described above.

MUNICIPAL NOTES. For liquidity purposes, pending investment in municipal bonds, or on a temporary or defensive basis due to market conditions, the Fund may invest in tax-exempt short-term debt obligations (maturing in one year or less). These obligations, known as “municipal notes,” include tax, revenue and bond anticipation notes, construction loan notes and tax-exempt commercial paper, which are issued to obtain funds for various public purposes; the interest from these Notes is also exempt from federal income taxes. The Fund will limit its investments in municipal notes to those which are rated, at the time of purchase, within the two highest grades assigned by Moody’s or the two highest grades assigned by S&P or Fitch, or if unrated, which are of comparable quality in the opinion of the Adviser.

REPURCHASE AGREEMENTS. The Fund may invest without limit in repurchase agreements. A repurchase agreement is effectively a loan whereby an instrument under which the investor (such as the Fund) acquires ownership of a security (known as the “underlying security”) and the seller (i.e., a bank or primary dealer) agrees, at the time of the sale, to repurchase the underlying security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, unless the seller defaults on its repurchase obligations. The Fund will enter into repurchase agreements only where (i) the underlying securities are of the type (excluding maturity limitations) which the Fund’s investment guidelines would allow it to purchase directly; (ii) the market value of the underlying security, including interest accrued, will be at all times at least equal to the value of the repurchase agreement; and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the Fund’s custodian. Repurchase agreements usually are for short periods, often under one week, and will not be entered into by the Fund for a duration of more than seven days if, as a result, more than 15% of the NAV of the Fund would be invested in such agreements or other investments, which are illiquid.

The Fund will assure that the amount of collateral with respect to any repurchase agreement is adequate. As with a true extension of credit, however, there is risk of delay in recovery or the possibility of inadequacy of the collateral should the seller of the repurchase agreement fail financially. In addition, the Fund could incur costs in connection with the disposition of the collateral if the seller were to default. The Fund will enter into repurchase agreements only with sellers deemed to be creditworthy by the Fund’s Adviser pursuant to guidelines established by the Board of Trustees of the Trust and only when the economic benefit to the Fund is believed to justify the attendant risks. The Fund has adopted standards for the sellers with whom they will enter into repurchase agreements.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of securities to a bank or other institution with an agreement that an investor (such as the Fund) will buy back the securities at a fixed future date at a fixed price plus an agreed amount of “interest” which may be reflected in the repurchase price. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund that it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. Reverse repurchase agreements may be considered to be a type of borrowing. The 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose and up to 5% of the fund’s total assets from banks and other lenders for temporary purposes.

DOLLAR ROLLS. The dollar roll market is similar to a repurchase agreement (“repo”) where two parties simultaneously agree to exchange a security for cash in the near term and to reverse the exchange at a later date. A dollar roll is a combination of one To Be Announced (“TBA”) trade with a simultaneous and offsetting TBA trade with a different settlement date. Dollar rolls are used as a funding and hedging mechanism in Agency MBS market that allows investors and market makers great flexibility in adjusting their positions for either economic or operational reasons.

An investor who has bought a TBA but does not want to deal with operational issues of receiving delivering of “cheapest-to-deliver” MBS, could sell an offsetting TBA for that settlement date and simultaneously buy another TBA for a forward settlement date (1 to 6 month forward) and not deal with operational issues while maintaining the same economic exposure. Dollar rolls could also be used as short-term financing at a favorable rate by selling a TBA for one date and buying another TBA for a later date.

LARGE SHAREHOLDER REDEMPTIONS. Certain account holders may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by large account holders of their shares in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities at a time when the Adviser would otherwise not choose to sell, which may negatively impact the Fund’s performance, as well as increase the Fund’s trading costs and its taxable distributions to shareholders.

Special Risks Related to Cyber Security. The Fund and their service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems; compromises to networks or devices that the Fund and their service providers use to service the Fund’s operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and their service providers. Geopolitical tensions may, from time to time, increase the scale and sophistication of deliberate cyber attacks. Cyber attacks against or security breakdowns of the Fund or their service providers may adversely impact the Fund and their shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Fund to process transactions; inability to calculate the Fund’s NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes.

In addition, cyber security risks may also impact issuers of securities in which the Fund invests, which may cause the Fund’s investment in such issuers to lose value. There can be no assurance that the Fund or their service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.

ARTIFICIAL INTELLIGENCE. The use and development of artificial intelligence (“AI”) technologies is rapidly increasing and evolving, and may be used by issuers in which the Fund invest as well as by service providers that provide services to the Fund. AI technologies are highly reliant on the collection and analysis of large amounts of data and complex algorithms, and it is possible that the algorithms used by AI technologies could be faulty and information generated from AI technologies could be incomplete, inaccurate or biased. This could lead to adverse effects for the issuers or service providers using such technology. Because of these challenges, the use of AI could result in reputational harm, legal liability, adverse effects on business operations and/or operational errors and investment losses, all of which could impact the Fund. In addition, the increasing development and use of AI technologies could impact the market as a whole, including through use by malicious actors for market manipulation, fraud, and cyberattack. Use of AI technologies by the Fund’s service providers and issuers in which the Fund invests will vary. AI technologies and their current and potential future applications, and the regulatory frameworks within which they operate, continue to rapidly evolve, and it is impossible to predict the full extent of future applications or regulations and the associated risks to the Fund.

TEMPORARY DEFENSIVE POSITIONS. The Fund may invest up to 100% of its assets in investments that may be inconsistent with the Fund’s principal investment strategies, including cash equivalents, for temporary defensive purposes in anticipation of or in response to adverse market, economic, political or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions. As a result, the Fund may not achieve its investment objective.

PORTFOLIO TURNOVER. Information regarding the portfolio turnover rate for the Fund is available in the Financial Highlights section of the Fund’s prospectus.

INVESTMENT RESTRICTIONS

The following policies and limitations supplement those set forth in the Prospectus. For purposes of the following restrictions and those contained in the Prospectus: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) except for the limitation applicable to borrowing money, any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total assets does not require elimination of any security from the Fund. Accordingly, any subsequent change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment policies and limitations.

The Fund’s fundamental investment policies and limitations may be changed only with the consent of a “majority of the outstanding voting securities” of the Fund. As used in this SAI, the term “majority of the outstanding voting securities” means the lesser of (1) 67% of the shares of the Fund present at a meeting where the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund. Shares of the Fund will be voted separately on matters affecting the Fund, including approval of changes in the fundamental investment policies the Fund.

The investment objective of the Fund may be changed by the Board of Trustees without shareholder approval. All investment policies and restrictions that are not identified as fundamental may be changed by the Board of Trustees without shareholder approval.

FUNDAMENTAL INVESTMENT RESTRICTIONS

1.       The Fund may not, with respect to 75% of its total assets taken at market value, invest more than 5% of its total assets in the securities of any one issuer, except obligations of, or guaranteed by, the U.S. government, its agencies, or instrumentalities, if, as a result, more than 5% of the value of the Fund’s total assets would be invested in the securities of any one issuer;

2.       The Fund may not, with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

3.       The Fund may not invest more than 25% of its total assets in securities of issuers in a particular industry or group of industries (other than securities issued or guaranteed by the U.S. government or any of its agencies or securities of other investment companies); 1, 2

4.       The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act and the rules and regulations promulgated thereunder, as such statutes, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC or its staff and any exemptive order or similar relief granted to the Fund.

5.       The Fund may not purchase or sell physical commodities except to the extent permitted by the 1940 Act and any other governing statute, and by the rules thereunder, and by the SEC or other regulatory agency with authority over the Fund.

6.       The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in REITs, mortgage-related securities, and issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

7.       The Fund may not underwrite securities of other companies, except to the extent that the Fund may be deemed to be an underwriter under the 1933 Act in disposing of a security.

8.       The Fund may not make loans of money, except for the lending of its portfolio securities, purchases of debt securities consistent with the investment policies of the Fund, and entering into repurchase agreements, and except as otherwise permitted by the 1940 Act and the rules and regulations promulgated thereunder, as such statutes, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC or its staff and any exemptive order or similar relief granted to the Fund.

9.       Under normal market conditions, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in tax exempt debt securities.

[1]	To the extent practicable, where the Fund is aware of the investments held by an underlying fund, the Fund will consider such information when determining compliance with this fundamental investment restriction.

[2]	Although not part of the Fund’s fundamental investment restriction, consistent with SEC Staff interpretations and guidance, governments or their political subdivisions that issue tax-exempt municipal securities are not considered by the Fund to be members of any industry.

Investment limitations and restrictions described above apply at the time of investment, except for the restriction applicable to borrowings, which is ongoing.

PORTFOLIO HOLDINGS DISCLOSURE

The Trust has adopted policies and procedures regarding disclosure of portfolio holdings (the “Policy”). Pursuant to the Policy, the Trust may disclose information concerning Trust portfolio holdings only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the Trust’s and the Adviser’s fiduciary duties to Trust shareholders. The Adviser may not receive compensation or any other consideration in connection with the disclosure of information about the portfolio securities of the Trust. Consideration includes any agreement to maintain assets in the Trust or in other investment companies or accounts managed by the Adviser or by any of their affiliates.

Material non-public information concerning portfolio holdings may be divulged to third parties only when the Trust has a legitimate business purpose for doing so and the recipients of the information are subject to a duty of confidentiality, which has been memorialized in an approved non-disclosure agreement.

Such non-disclosure agreement shall also prohibit the recipient from trading on the basis of non-public portfolio holdings information. Persons who owe a duty of trust or confidence to the Trust or the Adviser (such as legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement. Under no circumstances shall current or prospective Trust shareholders receive non-public portfolio holdings information, except as described below.

Statutory Portfolio Holdings Disclosure. Portfolio holdings of the Fund will be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year ending August 31 will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of each month will be filed on Form N-PORT; and (iii) portfolio holdings as of the end of the six-month period ending February 28 will be filed as part of the semi-annual report filed on Form N-CSR.

The Trust’s Form N-CSR and Form N-PORT (at quarter-end) will be available on the SEC’s EDGAR Database on the SEC’s website at www.sec.gov. No later than 60 days after the end of each month, the Fund will make available a complete uncertified schedule of its portfolio holdings as of the last day of that month. In addition to this monthly disclosure, the Fund may also make publicly available its portfolio holdings at other dates as determined from time to time.

Selective Portfolio Holdings Disclosure. The Fund does not selectively disclose its portfolio holdings to any person, other than to rating agencies and newly hired or prospective investment advisers or sub-advisers. Selective disclosures to newly hired or prospective investment advisers or sub-advisers are made only pursuant to written agreements which require that the information be kept confidential and prohibit the recipient from trading on the basis of the information. The Fund may disclose its month-end portfolio holdings to rating agencies no sooner than thirty days after the month-end, with the understanding that such holdings may be posted or disseminated to the public by the rating agencies at any time.

Voluntary Portfolio Holdings Disclosure. Approximately one to three weeks after the end of each calendar quarter, Easterly posts on the Trust’s website a profile of the Fund, which typically includes the Fund’s top holdings. The Fund will make available by telephone at (833) 999-2636, no sooner than thirty days after the end of each month, a complete schedule of its month-end portfolio holdings. The Trust’s Administrator shall review initial registration statements, and post-effective amendments to ensure that the disclosure referenced above is included and continues to be accurate.

PRINCIPAL HOLDERS OF SECURITIES AND CONTROL PERSONS OF THE FUND

To the knowledge of the Trust, the following were owners of record or beneficially more than 5% of the outstanding shares of Class A, Investor Class and Class I, of the Fund of the Trust as of February 9, 2026. Persons who own, either directly or through one or more controlled companies, 25% or more of the voting securities of the Fund are deemed to be control persons. A controlling shareholder can control the outcomes of proposals submitted to shareholders for approval.

Title of Fund – Class	Name and Address	Percentage
Easterly ROCMuni High Income Municipal Bond Fund – Class A	Pershing LLC PO Box 2052 Jersey City, NJ 07303	60.48%
	RBC Capital Markets, LLC 4505 Fairhaven Court Davenport, IA 52807	29.98%
	National Financial Services, LLC 499 Washington Blvd Jersey City, NJ 07310	6.53%
Easterly ROCMuni High Income Municipal Bond Fund – Investor Class	Oppenheimer & Co. Inc. 10560 Wilshire Boulevard PH B Los Angeles, CA 90024	73.26%
	Charles Schwab & Co. 211 Main Street San Francisco, CA 94105	25.18%
Easterly ROCMuni High Income Municipal Bond Fund – Class I	Charles Schwab & Co. 211 Main Street San Francisco, CA 94105	92.15%

TRUSTEES AND OFFICERS

The Trustees and executive officers of the Trust, and their principal occupations during the past five years, are set forth in the table below. Darrell Crate is an “interested person” of the Trust (as that term is defined in the 1940 Act) by virtue of their position as an officer of Easterly.

Name, Year of Birth, and Address	Position(s) Held with Trust	Term*/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held by Trustee During Past 5 Years
INTERESTED TRUSTEE:
Darrell Crate, Year of Birth: 1967 515 Madison Avenue 24th Floor New York, NY 10022	President and Chairperson of the Board	Since 2021	Chief Executive Officer, Easterly Investment Partners LLC (2023 – Present); Chief Executive Officer of Easterly Funds LLC (2020 – Present); Managing Principal of Easterly Asset Management LP (2016 – Present); Managing Partner of Easterly Capital LLC (2015 – Present)	7	Chief Executive Officer, President of Easterly Government Properties Inc. (2015 – Present)
INDEPENDENT TRUSTEES:
Neil Medugno, Year of Birth: 1957 515 Madison Avenue 24th Floor New York, NY 10022	Trustee	Since 2021	Retired (2017-Present)	7	Trustee of Six Circles Trust (2018 – Present)
A. Clayton Spencer Year of Birth: 1954 515 Madison Avenue 24th Floor New York, NY 10022	Trustee	Since 2023	President of Bates College (2012 – 2023)	7	None

OFFICERS:
Michael Montague, Year of Birth: 1975 515 Madison Avenue 24th Floor New York, NY 10022	Treasurer	Since 2021	Chief Financial Officer, Easterly Investment Partners LLC (2023 – Present); Chief Operating Officer of Easterly Funds LLC (2010 – 2024); Chief Operating Officer, James Alpha Management, LLC (2006 – Present); Chief Financial Officer, Easterly Asset Management LP (2023 – Present)	Not Applicable	Not Applicable
Emile Molineaux, Year of Birth: 1962 4221 North 203rd Street, Ste. 100 Elkhorn, NE 68022	Chief Compliance Officer	Since 2021	Senior Compliance Officer of Northern Lights Compliance Services, LLC (2011- Present)	Not Applicable	Not Applicable
Chad Bitterman, Year of Birth: 1972 4221 North 203rd Street, Ste. 100 Elkhorn, NE 68022	Anti-Money Laundering Compliance Officer	Since 2021	Compliance Officer of Northern Lights Compliance Services, LLC (2010 – Present)	Not Applicable	Not Applicable
Amaris Miller, Year of Birth: 1992 515 Madison Avenue 24th Floor New York, NY 10022	Secretary	Since 2021	Chief Operating Officer, Easterly Management Asset Operations LLC (2021 – Present); Senior Management Consultant, The Poirier Group (2018 – 2021)	Not Applicable	Not Applicable
Ken Juster, Year of Birth: 1976 515 Madison Avenue 24th Floor New York, NY 10022	Chief Legal Officer	Since 2022	General Counsel of Easterly Asset Management LP (2022 – Present); Partner, Cooley LLP (2018 – 2022)	Not Applicable	Not Applicable
Erik Naviloff, Year of Birth: 1968 4221 North 203rd Street, Ste. 100 Elkhorn, NE 68022	Assistant Treasurer	Since 2021	Vice President, Ultimus Fund Solutions, LLC (2011 – present)	Not Applicable	Not Applicable
Timothy Burdick, Year of Birth: 1986 4221 North 203rd Street, Ste. 100 Elkhorn, NE 68022	Assistant Secretary	Since 2021	Vice President, Ultimus Fund Solutions, LLC (2022 – present); Assistant Vice President, Ultimus Fund Solutions, LLC (2019 – 2022).	Not Applicable	Not Applicable
* Each Trustee will serve an indefinite term until they resign or retire and/or their successor, if any, is duly elected and qualified. Officers of the Trust serve at the pleasure of the Board.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee as of December 31, 2025 is shown in the table below.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Dollar Range of Equity Securities in the Trust
Darrell Crate	None	$1 - $10, 000
Neil Medugno	None	None
A. Clayton Spencer	None	None

As to each Independent Trustee and their immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Trust, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser, sub-adviser or principal underwriter of the Trust.

Board Leadership Structure, Risk Oversight and Trustee Qualifications

The Board of the Trust consists of three Trustees, two of whom are not “interested persons” (as defined in the 1940 Act), of the Trust (the “Independent Trustees”). The Board is responsible for overseeing the management and operations of the Trust, including general supervision of the duties performed by Easterly and other service providers to the Trust. Easterly is responsible for overseeing the day-to-day business affairs of the Trust and for selecting and overseeing one or more sub-advisers to manage one or more investment strategies of the Fund.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that each Trustee possesses the requisite skills and attributes to carry out his oversight responsibilities with respect to the Trust. The Board believes that the Trustees’ ability to review, critically evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion.

The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: such person’s character and integrity; length of service as a Board member of the Trust; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; and as to each Trustee other than Mr. Crate, their status as not being an “interested person” (as defined in the 1940 Act) of the Trust. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee:

Darrell Crate

Mr. Crate has extensive experience in business and finance as a result of his career in asset management businesses and public companies. Mr. Crate is a managing principal of Easterly Asset Management LP. Easterly Asset Management’s core expertise is in acting as a principal to grow asset management business platforms. Easterly Asset Management is a successor company to Easterly Capital, LLC, a firm Mr. Crate founded in September 2009. Mr. Crate also serves as chief executive officer, president and on the board of directors of Easterly Government Properties Inc., a NYSE listed company that is the successor entity to Easterly Partners, LLC, a firm he co-founded as a private real estate portfolio company of Easterly Capital, LLC. From 2015 to 2018, Mr. Crate was also the Chairman of the Board of Directors of Easterly Acquisition Corp., a blank check company that combined with Sirius International Insurance Group (NASDAQ: SG). From 1998 to May 2011, Mr. Crate served as the chief financial officer of Affiliated Managers Group, Inc., a publicly traded asset management holding company.

Mr. Crate was previously a managing director of the Financial Institutions Group of the Chase Manhattan Corporation based in London and New York, focusing exclusively on investment management firms.

Neil Medugno

Mr. Medugno has extensive experience in financial reporting, fund accounting and fund governance. Mr. Medugno is a member of the Board of Trustees of the Six Circle Trust, a series trust which contains equity and fixed income mutual funds and is Chairman of its Audit Committee and a member of its Governance and Nominating Committee. Mr. Medugno most recently served as Partner of Wellington Management Company, LLP and Chief Financial Officer of Wellington Funds Group, which involved oversight of over 400 funds and over $100 billion of assets under management. In this capacity, Mr. Medugno was also a member of several key firm governance committees. Prior to his roles at Wellington, Mr. Medugno worked in the audit practice of Coopers & Lybrand (now PricewaterhouseCoopers LLP), with a focus on financial services, including investment management.

A. Clayton Spencer

Ms. Spencer served as President of Bates College from 2012 to 2023 and served on various senior leadership teams at Harvard University from 1997, including Vice President for Policy at Harvard, Associate Vice President for Higher Education Policy and Acting Executive Dean of Harvard’s Radcliffe Institute for Advanced Study. Prior to joining Harvard, Ms. Spencer served as Chief Education Counsel to the U.S. Senate Committee on Labor and Human Resources, where she directed education legislation and policy in the Senate. Ms. Spencer previously clerked in the U.S. District Court in Massachusetts, practiced law in private practice, and prosecuted criminal cases as an assistant U.S. attorney.

The Trustees of the Trust, their addresses, positions with the Trust, ages, term of office and length of time served, principal occupations during the past five years, the number of funds in the Trust overseen by each Trustee and other directorships, if any, held by the Trustees, are set forth above. The Board of the Trust met six times during the fiscal year ended August 31, 2025.

The Board has an Audit Committee consisting of two Trustees who are Independent Trustees. Neil Medugno (Chair) and A. Clayton Spencer are members of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting; (ii) oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (iii) oversee or, as appropriate, assist the Board’s oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audit; (iv) approve prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (v) act as a liaison between the Trust’s independent registered public accounting firm and the full Board. The Audit Committee met four times during the fiscal year ended August 31, 2025.

Mr. Crate serves as Chairman of the Board and in this capacity presides at all Board meetings of the Trustees and oversees the functioning of the Board activities. In selecting Mr. Crate to serve as Chairman of the Board of the Trust, the Board of Trustees has determined that the use of an interested person as Chairman is appropriate and benefits shareholders. The Board believes that an interested Chairman has a personal as well as a professional stake in the management of the Trust and that the Board’s leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management of the Trust.

The Independent Trustees also believe that because a majority of the Trustees are independent trustees, the Board is able to operate in a manner that provides for an appropriate level of independent action and oversight. The Independent Trustees regularly meet outside the presence of management during which time they review matters relating to the independent oversight of the Trust. As a result, the Independent Trustees believe that they can act independently and effectively without having an Independent Trustee serving as Chairman of the Board.

As an integral part of its responsibility for oversight of the Trust in the interests of shareholders, the Board, as a general matter, oversees risk management of the Trust’s investment programs and business affairs. The function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Trust.

The Board recognizes that not all risks that may affect the Trust can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Trust’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information.

The Board exercises oversight of the risk management process primarily through the Audit Committee, and through oversight by the Board itself. The Trust faces a number of risks, such as investment-related and compliance risks. Personnel of the Adviser seek to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust. Under the overall supervision of the Board, the Adviser employs a variety of processes, procedures and controls in seeking to identify such possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Trust’s Chief Compliance Officer, as well as various personnel of the Adviser and other service providers such as the Trust’s independent accountants, may report to the Audit Committee and/or to the Board with respect to various aspects of risk management, as well as events and circumstances that may arise and responses thereto. In addition, Mr. David Knowlton, a prior Trustee of the Trust, has been retained as a consultant to the Independent Trustees.

Compensation

Each Independent Trustee receives for their service an annual retainer of $90,000 for serving as a Board member. In addition, the Chairperson of the Audit Committee, for serving as Chairperson of the Audit Committee receives an annual retainer of $15,000. Such compensation is paid by the Fund in proportion to the Fund’s assets relative to the aggregate of all of the Trust’s Fund’s assets. The Fund also reimburse each Independent Trustee for out-of-pocket expenses in connection with travel and attendance at Board meetings.

Such compensation is paid by the Fund in proportion to the Fund’s assets relative to the aggregate of all of the Trust’s Funds’ assets.

The following table below shows the compensation paid to the Trustees for the most recent fiscal year ended August 31, 2025.

Trustee	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex Paid to Trustee
Darrell Crate	N/A	N/A	N/A	N/A
Neil Medugno	$82,500	N/A	N/A	$82.500
A. Clayton Spencer	$67,500	N/A	N/A	$67,500

General Information about the Board. The Board is responsible for protecting the interests of the Trust’s shareholders. The Trustees meet periodically throughout the year to oversee the Trust’s activities, review its performance and review the actions of the Adviser, which is responsible for the Fund’s day-to-day operations.

Committees. The Board of Trustees has appointed a standing Audit Committee comprised solely of Independent Trustees. Currently, the Audit Committee is composed of Neil Medugno (Chair) and A. Clayton Spencer. The Audit Committee, among other matters, approves professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services, makes recommendations to the Board with respect to the engagement of the independent registered public accounting firm and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect on the Fund’s financial operations.

As of February 9, 2026, the Trustees and Officers of the Trust as a group owned less than 1% of the Fund.

MANAGEMENT AND OTHER SERVICES

Advisory Agreements

The Trust, on behalf of the Fund, has entered into an investment management agreement with Easterly (the “Advisory Agreement”). Easterly is majority owned by Easterly Asset Management, with Darrell Crate controlling and owning the majority of Easterly Asset Management.

Under the Advisory Agreement, subject to the general supervision of the Board of Trustees, Easterly is responsible for managing the Fund in accordance with its investment objectives and policies. Easterly has discretion to invest and reinvest the Fund’s assets in securities and other instruments. The Advisory Agreement was approved by the Board of Trustees for an initial period of two years. The Advisory Agreement will continue in effect from year-to-year thereafter if such continuance is specifically approved at least annually by the Board of Trustees and a majority of Independent Trustees or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement.

The Advisory Agreement is terminable without penalty by the Trust on behalf of the Fund at any time either by a majority vote of the Fund’s shareholders or by a vote of a majority of the Board of Trustees, or by Easterly upon 180 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that Easterly, under the Agreement, shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations or duties thereunder.

In consideration of the services provided by Easterly pursuant to the Advisory Agreement, Easterly is entitled to receive from the Fund an investment advisory fee at the annual rates set forth in the table below.

Fund Name	Percentage of Average Daily Net Assets
Easterly ROCMuni High Income Municipal Bond Fund	0.55%

Easterly may voluntarily agree to waive a portion of the fees payable to it on a month to month basis, including additional fees above and beyond any written agreement Easterly may have to waive fees and/or reimburse the Fund’s expenses.

Pursuant to an operating expense limitation agreement (the “Expense Limitation Agreement”) between Easterly and the Fund, Easterly has contractually agreed to waive all or a portion of its advisory fee and/or pay expenses of the Fund to ensure that Total Annual Fund Operating Expenses (excluding front-end and contingent deferred sales loads, leverage, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, liquidation or reorganization, extraordinary or non-routine expenses, such as litigation and proxy-related expenses, and Acquired Fund Fees and Expenses) do not exceed a percentage of the Fund’s average net assets for each Class as set forth in the table below.

Fund Name	Class A	Class I	Investor Class
Easterly ROCMuni High Income Municipal Bond Fund	1.05%	0.80%	1.30%

The Expense Limitation Agreement on behalf of the Fund will be in effect through October 4, 2027 and cannot be terminated during its term. Easterly is permitted to seek reimbursement from the Fund, subject to limitations, for management fees waived and expenses paid (including management fees waived and expenses paid by the investment adviser to the Predecessor Fund, as applicable) within three (3) years from the date on which such management fees were waived or expenses paid, as long as the reimbursement does not cause the Fund’s operating expenses to exceed (i) the expense cap in place at the time the fees were waived or the expenses were incurred; or (ii) the current expense cap, whichever is less. This agreement will terminate automatically if the Fund’s Investment Advisory Agreement with Easterly is terminated.

For the last three fiscal years ended August 31, the management fees paid and waived and/or reimbursed by the Fund and Predecessor Fund (or recouped by the investment adviser), as applicable, were as follows:

Fund	2025			2024			2023
	Fees Paid	Fees Waived and/or Reimbursed; Fees Recouped	Net Fees Paid to Adviser	Fees Paid	Fees Waived and/or Reimbursed; Fees Recouped	Net Fees Paid to Adviser	Fees Paid	Fees Waived and/or Reimbursed	Net Fees Paid to Adviser
Easterly ROCMuni High Income Municipal Bond Fund[1]	$1,167,318	$(505,220)	$662,098	$1,664,290	$12,762	$1,677,052	$1,519,505	$(116,263)	$1,403,242

1	The fees paid and waived and/or reimbursed (or recouped) shown in the table for periods ending on or prior to October 4, 2024 are for the Predecessor Fund.

A discussion regarding the basis of the Board’s approval of the investment advisory agreement with Easterly on behalf of the Fund is available in the Fund’s reports filed on Form N-CSR for the fiscal period ending April 30, 2025.

Portfolio Manager

Other Accounts Managed

The following table lists the number and types of accounts managed by the portfolio manager for the Fund noted in the following table and the assets under management in those accounts as of August 31, 2025.

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts*	Assets Managed ($ millions)	Total Assets Managed ($ millions)
Akos Beleznay Easterly Investment Partners LLC	0	$0	0	$0	0	$0	$0

*	In addition to the accounts included herein, the portfolio manager may also manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Fund.

Conflicts of Interest

When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include potential conflicts between the investment strategy of the Fund and the investment strategy of the other accounts managed, preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, an account may sell (or buy) a security, while the Fund buys or holds (or sells) the same security, an Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. The Adviser has adopted certain compliance procedures which are designed to address these types of conflicts and descriptions of the procedures to address conflicts of interest, if any, have been provided by the Adviser for their portfolio managers. There is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation

Easterly

Mr. Beleznay receives compensation for his services in the form of a fixed salary and discretionary bonus. The portfolio manager is eligible to participate in the Adviser’s retirement plan under the same guidelines and criteria established for all employees of the Adviser.

Ownership of Securities – August 31, 2025

Portfolio Manager	Fund Managed	Dollar Range of Equity Securities Beneficially Owned of Fund
Akos Beleznay	Easterly ROCMuni High Income Municipal Bond Fund	None

CODE OF ETHICS. The Trust, Easterly, and Easterly Securities LLC (the “Distributor”) have each adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act with respect to their personnel with access to information about the purchase or sale of securities by the Fund. These codes are designed to protect the interests of the Fund’s shareholders. While these codes contain provisions reasonably necessary to prevent personnel subject to the codes from engaging in unlawful conduct and require compliance review of securities transactions, they do not prohibit such personnel from investing in securities, including securities that may be purchased or held by the Fund so long as such investments are made pursuant to the code’s requirements.

PROXY VOTING POLICIES AND PROCEDURES. The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Adviser, which will vote such proxies in accordance with their proxy policies and procedures. The Adviser’s proxy voting policies and procedures are attached as Appendix B to this SAI.

More information. The actual voting records relating to Fund securities during the most recent 12-month period ended June 30 is available without charge, upon request by calling toll-free, (833) 999-2636 or by accessing the SEC’s website at www.sec.gov. In addition, a copy of the Fund’s proxy voting policies and procedures will also be available by calling (833) 999-2636 and will be sent within three business days of receipt of a request.

ADMINISTRATION, FUND ACCOUNTING AND TRANSFER AGENCY SERVICES. The Trust has entered into a servicing agreement with Ultimus Fund Solutions, LLC (“Ultimus”), whereby Ultimus provides administration, fund accounting and transfer agent services (the “Ultimus Services”) to the Fund. For providing such services, the Trust and Ultimus have entered into a universal fee agreement whereby Ultimus receives from the Fund: (i) a minimum annual fee or basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

Managed Portfolio Series, on behalf of the Predecessor Fund, entered into servicing agreements with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), whereby Fund Services provided certain administrative services, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Predecessor Fund’s independent contractors and agents; preparation for signature by an officer of the Managed Portfolio Series of all documents required to be filed for compliance by Managed Portfolio Series and the Predecessor Fund with applicable laws and regulations; arranging for the computation of performance data including NAV per share and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Predecessor Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties to the Predecessor Fund. For providing such services, Managed Portfolio Series entered into an administration agreement (the “Administration Agreement”) whereby Fund Services received from the Predecessor Fund a combined fee for fund administration and fund accounting services based on the Predecessor Fund’s average daily net assets. Under the Administration Agreement, Fund Services was also entitled to be reimbursed for certain out-of-pocket expenses. In addition to its role as administrator, Fund Services also acted as fund accountant, transfer agent, and dividend disbursing agent under separate agreements. The Fund and the Predecessor Fund, as applicable, accrued the following amounts for such services for the last three fiscal years ended August 31:

Fund	2025	2024	2023
Easterly ROCMuni High Income Municipal Bond Fund	$217,543	$484,647	$340,407

Administrative Services Payments. Shares of the Fund may be owned or held by financial intermediaries for the benefit of their customers. In those cases, the Fund often does not maintain an account for the shareholder. Thus, some or all of the services provided to these accounts are performed by the financial intermediaries and not the Fund. In these situations, the Fund may make payments to financial intermediaries for certain administrative services, including record keeping and sub-accounting shareholder accounts. Payments for these services typically do not exceed 0.15% of average annual assets of such share classes.

Compliance Services. Northern Lights Compliance Services, LLC (“NLCS”), 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474, an affiliate of Ultimus, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust.

DISTRIBUTOR. Easterly Securities LLC is the distributor for the shares of the Fund. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund are offered on a continuous basis.

The Distributor and the Predecessor Fund’s distributor, Quasar Distributors, LLC, received the following underwriting commissions for Class A shares of the Funds and Predecessor Funds during the last three fiscal years ended August 31, as applicable:

Fund	2025	2024	2023
Easterly ROCMuni High Income Municipal Bond Fund	None	None	None

The Distributor and the Predecessor Fund’s distributor, Quasar Distributors, LLC, received the following underwriting commissions for Investor Class shares of the Predecessor Fund during the last three fiscal years ended August 31, as applicable:

Fund	2025	2024	2023
Easterly ROCMuni High Income Municipal Bond Fund	None	None	None

PLANS OF DISTRIBUTION. The Trust, on behalf of the Fund, has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) under which that Fund is authorized to pay up to 0.25% of the Fund’s average daily net assets annually for its Class A shares and 0.50% of the Fund’s average daily net assets annually of its Investor Class shares, all of which may be paid to the Adviser, the Distributor or other entities. The Distributor has informed the Trust that a portion of the fees payable each year pursuant to the Plan equal to 0.25% of such Class’s average daily net assets are currently each characterized as a “service fee” under the Rules of FINRA (of which the Distributor is a member), all of which may be paid to Easterly, the Distributor or other entities. The “service fee” is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by the Class is characterized as an “asset-based sales charge” as defined in the aforementioned Rules of FINRA.

The Distributor, or other entities, including the Adviser, also receive the proceeds and contingent deferred sales charges (“CDSCs”) imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan.

The Plan was adopted by a majority vote of the Board of Trustees, including a majority of the Trustees of the Trust who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the “Independent 12b-1 Trustees”), cast at a meeting called for the purpose of voting on the Plan for an initial one-year term, and will continue in effect from year-to-year if such continuance is specifically approved at least annually by a majority vote of the Board of Trustees, including a majority of the Independent 12b-1 Trustees. Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts extended by the Distributor or other entities under the Plan and the purpose for which such expenditures were made.

The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected Class or Classes of the Trust, and all material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Trust (as defined in the 1940 Act). So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

At any given time, the expenses in distributing shares of the Fund may be in excess of the total of (i) the payments made by the Fund pursuant to the Plan, and (ii) the proceeds of CDSCs paid by investors upon the redemption of shares. For example, if $1 million in expenses in distributing shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. Because there is not a requirement under the Plan that the Distributor or other entities be reimbursed for all distribution expenses or any requirement that the Plan be continued from year to year, such excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan, and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs. If expenses in distributing shares are less than payments made for distributing shares, the Distributor or other entities will retain the full amount of the payments.

For the fiscal year ended August 31, 2025, the Fund paid the following fees pursuant to the distribution plan:

Actual Rule 12b-1 Expenditures Incurred by the Easterly ROCMuni High Income Municipal Bond Fund Class A Shares
Total Dollars Allocated
Advertising/Marketing	$0
Printing/Postage	$0
Payment to Distributor	$0
Payment to dealers	$40,335
Compensation to sales personnel	$0
Other	$0
Total	$40,335

Actual Rule 12b-1 Expenditures Incurred by the Easterly ROCMuni High Income Municipal Bond Fund Investor Class Shares
Total Dollars Allocated
Advertising/Marketing	$0
Printing/Postage	$0
Payment to Distributor	$0
Payment to dealers	$167,771
Compensation to sales personnel	$0
Other	$0
Total	$167,771

POSSIBLE ADDITIONAL FUND SERIES. If additional funds are created by the Board of Trustees, shares of each such fund will be entitled to vote as a group only to the extent permitted by the 1940 Act (see below) or as permitted by the Board of Trustees.

Under Rule 18f-2 of the 1940 Act (the “Rule”), any matter required to be submitted to a vote of shareholders of any investment company which has two or more series outstanding is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in that Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of trustees or the ratification of the selection of the independent registered public accounting firm. Approval of an investment management or distribution plan and a change in fundamental policies would be regarded as matters requiring separate voting by the Fund. The Rule contains provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

PORTFOLIO TRANSACTIONS. Easterly is responsible for decisions to buy and sell securities, futures contracts and options thereon, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. The Fund will pay brokerage commissions on transactions in listed options and equity securities.

Prices of portfolio securities purchased from underwriters of new issues include a commission or concession paid by the issuer to the underwriter, and prices of debt securities purchased from dealers include a spread between the bid and asked prices. Easterly seeks to obtain prompt execution of orders at the most favorable net price. If Easterly believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or Easterly.

The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Easterly from brokers and dealers may be utilized by them and any of their asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.

Transactions may be directed to dealers during the course of an underwriting in return for their brokerage and research services, which are intangible and on which no dollar value can be placed, and in return for such services, Easterly may pay a higher commission than other brokers would charge if the Adviser determines in good faith that the commission is reasonable in relation to the services provided. There is no formula for such allocation. The research information may or may not be useful to the Fund and/or other accounts of Easterly, or their affiliates; information received in connection with directed orders of other accounts managed by Easterly, or their affiliates may or may not be useful to one or more of the Fund. Such information may be in written or oral form and includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of the Easterly to make available additional views for consideration and comparison, and to enable Easterly to obtain market information for the valuation of securities held in the Fund’s assets. Easterly is prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of advised investment companies.

Easterly currently serve as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or adviser to others. It is the practice of and Easterly to cause purchase or sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable.

Subject to the above considerations, an affiliated broker may act as a securities broker or futures commission merchant for the Trust. In order for an affiliate of Easterly to effect any Fund transactions for the Trust, the commissions, fees or other remuneration received by an affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time. This standard would allow an affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm’s-length transaction. Furthermore, the Trustees, including a majority of the Trustees who are not “interested” persons, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard.

For the last three fiscal years ended August 31, the Fund and the Predecessor Fund, as applicable, paid brokerage commissions as follows:

Fund	2025	2024	2023
Easterly ROCMuni High Income Municipal Bond Fund*	None	None	None

*	The commissions paid shown in the table for periods ending on or prior to October 4, 2024 are for the Predecessor Fund.

For the last three fiscal years ended August 31, the Fund paid no affiliated brokerage commissions. During the fiscal year ended August 31, 2025, the Fund paid brokerage commissions to brokers because of research services provided as follows:

Fund	Brokerage Commissions in Connection with Research Services Provided	Aggregate Dollar Amount of Transactions for Which Such Commissions were Paid
Easterly ROCMuni High Income Municipal Bond Fund	None	None

DETERMINATION OF NET ASSET VALUE

The NAV per share for each class of shares of the Fund is determined each day the New York Stock Exchange (the “Exchange”) is open for business, as of the close of the regular trading session of the Exchange that day (typically 4:00 p.m. Eastern Time), (“Valuation Time”) by dividing the value of the Fund’s net assets, less any liabilities, by the total number of Fund shares outstanding, by class.

The Exchange’s most recent annual announcement (which is subject to change) states that it will close on New Year’s Day, Dr. Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

Securities listed on a national securities exchange or designated national market system securities are valued at the last reported sale price on that day, or, if there has been no sale on such day or on the previous day on which the Exchange was open (if a week has not elapsed between such days), then the value of such security is taken to be the mean between the current bid and ask prices at the time as of which the value is being ascertained. Securities actively traded in the OTC market but not designated as national market system securities are valued at the last quoted bid price. Securities traded on a foreign exchange which has not closed by the Valuation Time or for which the official closing prices are not available at the time the NAV is determined may us alternative market prices provided by a pricing service. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures approved by and under the general supervision of the Trust’s Board of Trustees.

The value of a foreign security is determined in its national currency and that value is then converted into its US dollar equivalent at the foreign exchange rate in effect on the date of valuation.

The Fund may use independent pricing services in determining the valuation of the Fund’s debt securities. The services selected create and maintain price matrices of U.S. government and other securities from which individual holdings are valued shortly after the close of business each trading day. Debt securities not covered by the pricing services are valued upon bid prices obtained from dealers who maintain an active market therein or, if no readily available market quotations are available from dealers, such securities (including restricted securities and OTC options) are valued at fair value under the valuation procedures approved by the Board. Short-term (having a maturity of 60 days or less) debt securities may be valued at amortized cost.

Exchange-traded options (except as otherwise provided below) are valued at the last quoted sales price therefore, or, if there are no transactions, at the composite mean price, using the national best bid and offer quotes on the valuation date. OTC options and exchanged-traded options contracts trading on options markets that close after the Valuation Time are valued at the composite mean price, using the national best bid and offer quotes on the valuation date as of the Valuation Time. Where composite means are unavailable, the Fund may use the mean between the last bid and ask price from the exchange on which the option principally trades, as of the Valuation Time. Futures are valued based on their daily settlement value. When the Fund writes a call, an amount equal to the premium received is included in the Fund Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is adjusted (“marked-to-market”) to reflect the current market value of the call. If a call written by the Fund is exercised, the proceeds on the sale of the underlying securities are increased by the premium received. If a call or put written by the Fund expires on its stipulated expiration date or if the Fund enters into a closing transaction, it will realize a gain or loss depending on whether the premium was more or less than the transaction costs, without regard to unrealized appreciation or depreciation on the underlying securities.

If a put held by the Fund is exercised by it, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of the premium paid by the Fund.

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the valuation designee. The Adviser, as the valuation designee, performs the fair value determinations relating to Fund investments and is responsible for periodically assessing any material risks associated with the determination of the fair value of the Fund’s investments; establishing and applying fair value methodologies; testing the appropriateness of fair value methodologies; and overseeing and evaluating third-party pricing services. The Board oversees the Adviser in its role as valuation designee pursuant to Rule 2a-5.

CERTAIN TAX CONSIDERATIONS

GENERAL. The following discussion is only a summary of certain tax considerations generally affecting the Trust, the Fund of the Trust and shareholders of Fund, and is not intended as a substitute for careful tax planning. The discussion does not purport to deal with all of the federal, state and local tax consequences applicable to an investment in the Fund or to all categories of investors, some of which may be subject to special rules. Tax issues relating to the Trust generally are not a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations.

This section is based on the Code, and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

TAXATION OF THE FUND. The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder’s income tax return and they may be subject to different rates of tax. The tax treatment of the investment activities of the Fund will affect the amount and timing and character of the distributions made by the Fund. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

INVESTMENT COMPANY TAXATION. The Fund has elected and intends to qualify, or, if newly organized, intends to elect and qualify, as a “regulated investment company” (sometimes referred to as a regulated investment company, RIC or fund) under Subchapter M of the Code. In order for the Fund to qualify as a regulated investment company each year, it must meet certain distribution, income and asset diversification requirements described below. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders. If the Fund fails to qualify for any taxable year as a regulated investment company, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Fund’s income and performance.

Subject to savings provisions for certain failures to qualify for taxation as a regulated investment company which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more.

In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:

●	Distribution Requirement — the Fund must distribute an amount at least equal to the sum of 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

●	Income Requirement — the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

●	Asset Diversification Test — the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

The Fund in the Trust generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. If the Fund retains all or part of any net long-term capital gains in any year for reinvestment, the Fund will pay federal income tax (and possibly excise tax) on such retained gains (except to the extent of any available capital loss carry forward) at the highest corporate tax rate. The Fund may also distribute such income and gains should the Board of Trustees deem it to be in the best interest of shareholders.

Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than one year. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits.

The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see, “Taxation of Dividends and Distributions” below). A “qualified late year loss” includes:

(i)	any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or net short-term capital loss incurred after October 31 of the current taxable year, and

(ii)	the sum of (1) the excess, if any, of specified losses incurred after October 31 of the current taxable year, over specified gains incurred after October 31 of the current taxable year, and (2) the excess, if any, of other ordinary losses incurred after December 31 of the current taxable year, over, other ordinary income incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence.

If the Fund is a fund of funds, distributions by the underlying funds, redemptions of shares in the underlying funds and changes in asset allocations may result in taxable distributions to shareholders of ordinary income or capital gains. A fund of funds generally will not be able to currently offset gains realized by one underlying fund in which the fund of funds invests against losses realized by another underlying fund. If shares of an underlying fund are purchased within 30 days before or after redeeming at a loss other shares of that underlying fund (whether pursuant to a rebalancing of the Fund’s portfolio or otherwise), all or a part of the loss will not be deductible by the Fund and instead will increase its basis for the newly purchased shares.

Also, except with respect to qualified fund of funds discussed below, a fund of funds (a) is not eligible to pass-through to shareholders foreign tax credits from an underlying fund that pays foreign income taxes and (b) dividends paid by a fund of funds from interest earned by an underlying fund on U.S. Government obligations is unlikely to be exempt from state and local income tax. However, a fund of funds is eligible to pass-through to shareholders qualified dividends earned by an underlying fund for purposes of the reduced rate of taxation on qualified dividend income and the dividends received deduction (see, “Taxation of Dividends and Distributions” below). A qualified fund of funds, i.e. the Fund at least 50 percent of the value of the total assets of which (at the close of each quarter of the taxable year) is represented by interests in other RICs, is eligible to pass-through to shareholders foreign tax credits.

Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld will generally be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the Fund may not receive the reduced treaty rates or potential reclaims.

Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Fund on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various countries is not known. If more than 50% of the Fund’s assets are invested in foreign securities at the end of any fiscal year (and if the Fund is a qualified fund of funds, as discussed above), the Fund may elect to permit shareholders to take a credit or deduction on their federal income tax return for foreign taxes paid by the Fund (subject to various limitations). In such a case, the shareholders would need to include the amount of such foreign taxes as additional income and the shareholders would generally be able to take a credit or deduction for such foreign taxes.

Taxation of Fund Distributions. The Fund intends to qualify each year to pay exempt-interest dividends by satisfying the requirement that at the close of each quarter of the Fund’s taxable year at least 50% of the Fund’s total assets consists of municipal securities, which are exempt from federal income tax.

Distributions from the Fund will constitute exempt-interest dividends to the extent of the Fund’s tax-exempt interest income (net of allocable expenses and amortized bond premium). Exempt-interest dividends distributed to shareholders of the Fund are excluded from gross income for federal income tax purposes. However, shareholders required to file a federal income tax return will be required to report the receipt of exempt-interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to alternative minimum tax (AMT) in certain circumstances and may have other collateral tax consequences as discussed below.

Any gain or loss from the sale or other disposition of a tax-exempt security generally is treated as either long-term or short-term capital gain or loss, depending upon its holding period. However, gain recognized from the sale or other disposition of a municipal security purchased after April 30, 1993, will be treated as ordinary income to the extent of the accrued market discount on such security.

AMT is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer’s alternative minimum taxable income (AMTI) over an exemption amount. Exempt-interest dividends derived from certain “private activity” Municipal securities issued after August 7, 1986, generally will constitute an item of tax preference includable in AMTI for both corporate and non-corporate taxpayers. However, tax-exempt interest on private activity bonds issued in 2009 and 2010 is not an item of tax preference for purposes of the AMT.

Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder’s gross income subject to federal income tax. Further, a shareholder of the Fund is denied a deduction for interest on indebtedness incurred or continued to purchase or carry shares of the Fund. Moreover, a shareholder who is (or is related to) a “substantial user” of a facility financed by industrial development bonds held by the Fund will likely be subject to tax on dividends paid by the Fund that are derived from interest on such bonds. Receipt of exempt-interest dividends may result in other collateral federal income tax consequences to certain taxpayers, including financial institutions, property and casualty insurance companies and foreign corporations engaged in a trade or business in the United States.

To the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands, and Guam), they also may be exempt from that state’s personal income taxes. Most states, however, do not grant tax-free treatment to interest on state and municipal securities of other states.

Failure of the issuer of a tax-exempt security to comply with certain legal or contractual requirements relating to a municipal security could cause interest on the municipal security, as well as Fund distributions derived from this interest, to become taxable, perhaps retroactively to the date the municipal security was issued. In such a case, the Fund may be required to report to the IRS and send to shareholders amended Forms 1099 for a prior taxable year in order to report additional taxable income. This in turn could require shareholders to file amended federal and state income tax returns for such prior year to report and pay tax and interest on their pro rata share of the additional amount of taxable income.

The Fund may invest a portion of its assets in securities that pay taxable interest. The Fund also may distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, Fund distributions from this income are taxable to you as ordinary income to the extent of the Fund’s earnings and profits. None of the dividends paid by the Fund will qualify for the dividends received deduction in the case of corporate shareholders or as qualified dividend income subject to reduced rates of taxation in the case of noncorporate shareholders. Provided the Fund otherwise satisfies the Distribution Requirement, the Fund reserves the right to retain, and not distribute to shareholders, income and gains taxable as ordinary income, in which case the Fund would be subject to tax at regular corporate rates.

PURCHASES, REDEMPTIONS AND EXCHANGES. Any dividend or capital gains distribution received by a shareholder from any regulated investment company will have the effect of reducing the NAV of the shareholder’s stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the NAV of the shares should be reduced below a shareholder’s cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would represent economically in part a return of the shareholder’s investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date. In general, a sale of shares results in capital gain or loss and, for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder’s Fund shares normally is treated as a sale for tax purposes.

Fund shares held for a period of one year or less will, for tax purposes, generally result in short-term gains or losses and those held for more than one year generally result in long-term gain or loss. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Any loss realized by shareholders upon a redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount of consideration received (or the fair market value of any property received) and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances, a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares. The Fund is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased in the Fund on or after January 1, 2012 where the cost basis of the shares is known by the Fund (referred to as “covered shares”) and that are disposed of after that date.

However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Fund through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account. The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Fund does not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders.

It is important that you consult with your tax advisor to determine which method is best for you and then notify the Fund if you intend to utilize a method other than the Fund’s default method of average cost. If you do not notify the Fund of your elected cost basis method upon the initial purchase into your account, the Fund’s default method of average cost will be applied to your covered shares.

The Fund will compute and report the cost basis of your shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and the IRS. However, the Fund is not required to, and in many cases does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore, shareholders should carefully review the cost basis information provided by the Fund. If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

Exchanges of the Fund’s shares for shares of another fund, including shares of other Fund in the Trust, are subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first fund, followed by the purchase of shares in the second fund. If a shareholder realizes a loss on the redemption or exchange of the Fund’s shares and receives securities that are considered substantially identical to that Fund’s shares or reinvests in that Fund’s shares within 30 days before or after the redemption or exchange, the transactions may be subject to the “wash sale” rules, resulting in a postponement of the recognition of such loss for tax purposes. The ability to deduct losses is subject to further limitations under the Code.

Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Shareholders who are not U.S. persons should consult their tax advisors regarding the U.S. and foreign tax consequences of selling shares of the Fund, including the risks and special tax consequences to them from a sale of shares of the Fund that is a “U.S. Real Property Holding Corporation” (generally, the Fund 50% or more of the fair market value of whose assets consists of “United States Real Property Interests”, including stock of certain REITs).

Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

Foreign Account Tax Compliance Act (“FATCA”). The Fund will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends paid by the Fund to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

TAX TREATMENT OF FUND TRANSACTIONS. Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to the Fund and, in turn, effect the amount, character and timing of dividends and distributions payable by the Fund to its shareholders. This section should be read in conjunction with the discussion above under “INVESTMENT OF THE TRUST’S ASSETS AND RELATED RISKS” for a detailed description of the various types of securities and investment techniques that apply to the Fund.

In general. In general, gain or loss recognized by the Fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed-income investments. Gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation unless the Fund made a current inclusion election to accrue market discount into income as it accrues. If the Fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the Fund is generally required to include in gross income each year the portion of the original issue discount which accrues during such year. Therefore, the Fund’s investment in such securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities.

To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

Investments in debt obligations that are at risk of or in default present tax issues for the Fund. Tax rules are not entirely clear about issues such as whether and to what extent the Fund should recognize market discount on a debt obligation, when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by the Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of the Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by the Fund as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, the Fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules).

These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of the Fund’s investments in derivatives and foreign currency-denominated instruments, and the Fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If the Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions. The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease the Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital. In certain cases, the Fund may make an election to treat such gain or loss as capital.

PFIC investments. The Fund may invest in stocks of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, the Fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise tax years.

Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, the Fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Fund to make a mark-to-market election. In addition, if the Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

Investments in non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by the Fund in a non-U.S. REIT may subject the Fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. The Fund’s pro rata share of any such taxes will reduce the Fund’s return on its investment. The Fund’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “Tax Treatment of Fund Transactions — PFIC investments.” Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Investment Company Taxation.” Also, the Fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to the Fund will be treated as long term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income.

The equity U.S. REIT, and in turn the Fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see “Tax Treatment of Fund Transactions — Investment in taxable mortgage pools (excess inclusion income)” with respect to certain other tax aspects of investing in U.S. REITs.

Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of the Fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (“REMICs”) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on unrelated business income (“UBTI”), thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that the Fund will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to the Fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is unlikely that these rules will apply to the Fund that has a non-REIT strategy.

Investments in partnerships and QPTPs. For purposes of the Income Requirement, income derived by the Fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund. While the rules are not entirely clear with respect to the Fund investing in a partnership outside a master feeder structure, for purposes of testing whether the Fund satisfies the Asset Diversification Test, the Fund is generally treated as owning a pro rata share of the underlying assets of a partnership. In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (i.e., because it invests in commodities or is an MLP). All of the net income derived by the Fund from an interest in a QPTP will be treated as qualifying income but the Fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause the Fund to fail to qualify as a regulated investment company.

Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to the Fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Investments in commodities — structured notes, corporate subsidiary and certain ETFs. Gains from the disposition of commodities, including precious metals, will neither be considered qualifying income for purposes of satisfying the Income Requirement nor qualifying assets for purposes of satisfying the Asset Diversification Test. Also, the IRS has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income for purposes of the Income Requirement. In a subsequent revenue ruling, as well as in a number of follow-on private letter rulings (upon which only the fund that received the private letter ruling may rely), the IRS provides that income from certain alternative investments which create commodity exposure, such as certain commodity-linked or structured notes, or a corporate subsidiary that invests in commodities, may be considered qualifying income under the Code. However, the portion of such rulings relating to the treatment of a corporation as a regulated investment company that require a determination of whether a financial instrument or position is a security under section 2(a)(36) of the 1940 Act was revoked because of changes in the IRS’s position. (A financial instrument or position that constitutes a security under section 2(a)(36) of the 1940 Act generates qualifying income for a corporation taxed as a regulated investment company.)

In addition, a RIC may gain exposure to commodities through investment in a QPTP or through investment in a wholly-owned foreign subsidiary, such as the Subsidiary, that is treated as a controlled foreign corporation for federal income tax purposes. Treasury regulations treat “Subpart F” income (defined in Section 951 of the Code to include passive income such as income from commodity-linked derivatives) as qualifying income, even if a foreign corporation, such as a wholly-owned foreign subsidiary, does not make a distribution of such income.

If a distribution is made, such income will be treated as a dividend by the Fund to the extent that, under applicable provisions of the Code, there is a distribution out of the earnings and profits of the foreign corporation attributable to the distribution.

Accordingly, the extent to which a fund directly invests in commodities or commodity-linked derivatives may be limited by the Income Requirement and the Asset Diversification Test, which the fund must continue to satisfy to maintain its status as a regulated investment company. A fund also may be limited in its ability to sell its investments in commodities, commodity-linked derivatives, and certain ETFs or be forced to sell other investments to generate income due to the Income Requirement. If a fund does not appropriately limit such investments or if such investments (or the income earned on such investments) were to be recharacterized for U.S. tax purposes, the fund could fail to qualify as a regulated investment company.

Securities lending. While securities are loaned out by the Fund, the Fund will generally receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 50% dividends received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. Additionally, in the case of the Fund with a strategy of investing in tax-exempt securities, any payments made “in lieu of” tax-exempt interest will be considered taxable income to the Fund, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.

Investments in convertible securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles. A change in the conversion ratio or conversion price of a convertible security on account of a dividend paid to the issuer’s other shareholders may result in a deemed distribution of stock to the holders of the convertible security equal to the value of their increased interest in the equity of the issuer. Thus, an increase in the conversion ratio of a convertible security can be treated as a taxable distribution of stock to a holder of the convertible security (without a corresponding receipt of cash by the holder) before the holder has converted the security.

Investments in securities of uncertain tax character. The Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

BACKUP WITHHOLDING. A shareholder may be subject to backup withholding (currently, at a rate of 24%) with respect to (a) taxable dividends and distributions and (b) the proceeds of any redemptions of shares of the Fund if he or she fails to furnish a correct taxpayer identification number, certify that he or she has provided a correct taxpayer identification number, certify that he or she is not subject to backup withholding, and certify that he or she is a U.S. person. An individual’s taxpayer identification number is his or her social security number. The Fund also must withhold if the IRS instructs it to do so. Backup withholding is not an additional tax and will be credited against a taxpayer’s regular federal income tax liability.

ADDITIONAL INFORMATION

ARRANGEMENTS PERMITTING FREQUENT PURCHASES AND REDEMPTION OF TRUST SHARES.

Currently, the Trust has not entered into any arrangements to permit frequent purchases and redemptions of Trust shares. Easterly and/or the Distributor may pay additional compensation (out of their own resources and not as an expense of the Fund) to selected affiliated or unaffiliated brokers or other service providers in connection with the sale, distribution, retention and/or servicing of the Fund’s shares. Such fees are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Fund. Easterly and/or the Distributor have entered into agreements with brokers and/or service providers for the provision of such services pursuant to which the Easterly and/or the Distributor pays to the broker and/or service provider a fee that typically does not exceed 0.50% of the value of all sales of Trust shares in which the broker and/or service provider or its affiliates is record owner or broker-dealer of record.

The prospect of receiving, or the receipt of, additional compensation, as described above, by intermediaries, financial advisors and other sales persons may provide them with an incentive to favor sales of shares of the Fund over other investment options with respect to which an intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares. You should review carefully any disclosure by such brokers, dealers or other intermediaries as to their compensation.

DESCRIPTION OF THE TRUST. It is not contemplated that regular annual meetings of shareholders will be held. Shareholders of the Fund, together with shareholders of each other Fund in the Trust (together, “Trust Shareholders”) have the right, upon the vote by two-thirds of the outstanding shares of the Fund, to remove a Trustee. To the extent required by federal law including the 1940 Act, special meetings of the shareholders shall be called by the Secretary upon the request of the shareholders owning shares representing at least the percentage of the total combined votes of all shares of the Trust issued and outstanding required by federal law including the 1940 Act.

When issued, shares of each class are fully paid and have no preemptive or other subscription rights. Each class of shares represents identical interests in the applicable Fund’s investment portfolio. As such, they have the same rights, privileges and preferences, except with respect to: (a) the designation of each class, (b) the effect of the respective sales charges, if any, for each class, (c) the distribution fees borne by each class, (d) the expenses allocable exclusively to each class, (e) voting rights on matters exclusively affecting a single class and (f) the exchange privilege of each class.

Upon liquidation of the Trust or any Fund, shareholders of each class of shares of the Fund are entitled to share pro rata in the net assets of that class available for distribution to shareholders after all debts and expenses have been paid. The shares do not have cumulative voting rights.

The assets received by the Trust on the sale of shares of the Fund and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to the Fund, and constitute the assets of such Fund. The assets of the Fund are required to be segregated on the Trust’s books of account. Expenses not otherwise identified with a particular Fund will be allocated fairly among two or more Funds of the Trust by the Board of Trustees. The Trust’s Board of Trustees has agreed to monitor the Fund transactions and management of each of the Fund and to consider and resolve any conflict that may arise.

The Amended and Restated Agreement and Declaration of Trust (the “Declaration”) provides that by virtue of becoming a shareholder of the Trust, each shareholder shall be held expressly to have agreed to be bound by the provisions of the Declaration. Shareholders, however, should be aware that they cannot waive their rights under the federal securities laws. The Declaration generally provides that shareholders will not be subject to personal liability for the obligations of the Fund. There is a remote possibility, however, that, under certain circumstances, shareholders of a Delaware statutory trust may be held personally liable for that trust’s obligations to the extent that the courts of another state that does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The Declaration also provides for indemnification out of assets belonging to the Fund (or allocable to the applicable class, as defined in the Declaration) for all loss and expense of any shareholder held personally liable for the obligations of the Fund or such class. Therefore, the risk of any shareholder incurring financial loss beyond their investment due to shareholder liability is limited to circumstances in which the Fund or the applicable class of the Fund is unable to meet its obligations and the express limitation of shareholder liabilities is determined by a court of competent jurisdiction not to be effective.

The Declaration provides a detailed process for the bringing of derivative actions by shareholders for claims other than federal securities law claims beyond the process otherwise required by law. This derivative actions process is intended to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by the complaining shareholder must first be made on the Trustees. The Declaration details conditions that must be met with respect to the demand. Following receipt of the demand, the Trustees must be afforded a reasonable amount of time to investigate and consider the demand. The Trustees will be entitled to retain counsel or other advisors in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Trustees determine not to bring such action. The Trust’s process for bringing derivative suits may be more restrictive than other investment companies. The process for derivative actions for the Trust also may make it more expensive for a shareholder to bring a suit than if the shareholder was not required to follow such a process.

The Declaration also requires that actions by shareholders against the Fund be brought only in a certain federal court in New York, or if not permitted to be brought in federal court, then in the Court of Chancery of the State of Delaware as required by applicable law, or the Superior Court of the State of Delaware (the “Exclusive Jurisdictions”), and that the right to jury trial be waived to the fullest extent permitted by law. Other investment companies may not be subject to similar restrictions. In addition, the designation of Exclusive Jurisdictions may make it more expensive for a shareholder to bring a suit than if the shareholder was permitted to select another jurisdiction. Also, the designation of Exclusive Jurisdictions and the waiver of jury trials limit a shareholder’s ability to litigate a claim in the jurisdiction and in a manner that may be more favorable to the shareholder. A court may choose not to enforce these provisions of the Declaration.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Tait, Weller & Baker, LLP (“TWB”), located at Two Liberty Place, 50 S. 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102, serves as the independent registered public accounting firm of the Fund. Their services include auditing the annual financial statements and financial highlights of the Fund as well as other related services.

TRUST COUNSEL. Stradley Ronon Stevens & Young, LLP, located at 2005 Market Street, Suite 2600, Philadelphia, Pennsylvania 19103, acts as the Trust’s legal counsel.

CUSTODIAN. Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, MA 02110, is the custodian of the assets of the Trust.

ADMINISTRATOR. Ultimus Fund Solutions, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Trust’s Administrator.

DISTRIBUTOR. Easterly Securities LLC, located at 138 Conant Street, Beverly, MA 01915, is the distributor for the shares of the Fund and is an affiliate of the Adviser.

TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT. Ultimus Fund Solutions, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Trust’s transfer agent and shareholder servicing agent.

DISTRIBUTION OPTIONS. Shareholders may change their distribution options by giving the Transfer Agent three days prior notice in writing.

TAX INFORMATION. The federal tax treatment of the Fund’s dividends and distributions is explained in the Fund’s Prospectus under the heading “Dividends, Distributions and Taxes.” The Fund will be subject to a nondeductible 4% excise tax to the extent that it fails to distribute by the end of any calendar year substantially all its ordinary income for that year and capital gains for the one year period ending on October 31 of that year.

REDEMPTION IN KIND. If the Board of Trustees determines that it would be detrimental to the best interests of the Fund’s shareholders to make a redemption payment wholly in cash, the Fund may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Fund’s net assets by a distribution in kind of readily marketable portfolio securities in lieu of cash. Redemptions failing to meet this threshold must be made in cash. Shareholders receiving distributions in kind of portfolio securities may incur brokerage commissions when subsequently disposing of those securities.

LINE OF CREDIT. The Fund participates in a credit facility with Cogent Bank, to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares at the request of shareholders and other temporary or emergency purposes. Additionally, the Fund may borrow against the line of credit as part of the portfolio management process.

FINANCIAL STATEMENTS

The audited financial statements for the Fund’s most recent fiscal year ended August 31, 2025 are incorporated by reference to the Fund’s Form N-CSR filed on November 10, 2025, which is incorporated by reference into this SAI.

Copies of the Fund’s Form N-CSR may be obtained free of charge by calling the Trust at (833) 999-2636 or by downloading a copy at https://funds.easterlyam.com/. You may also obtain the Semi-Annual Report or Annual Report, as well as other information about the Trust, from the EDGAR Database on the SEC’s website at http://www.sec.gov.

APPENDIX A — RATINGS

The following is a description of the factors underlying the general long- and short-term debt ratings of Moody’s, S&P, and Fitch.

DESCRIPTION OF MOODY’S GLOBAL RATING SCALE

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay. Moody’s ratings do not address non-standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating.

Long-term ratings are assigned to issuers or obligations with an original maturity of eleven months or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Moody’s issues ratings at the issuer level and instrument level on both the long-term scale and the short-term scale Typically, ratings are made publicly available although private and unpublished ratings may also be assigned.

GLOBAL LONG-TERM RATING SCALE

Aaa. Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A. Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa. Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba. Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B. Obligations rated B are considered speculative and are subject to high credit risk.

Caa. Obligations rated Caa are judged to be speculative, of poor standing and are subject to very high credit risk.

Ca. Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C. Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

A | 1

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

*	By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

GLOBAL SHORT-TERM RATING SCALE

P-1. Ratings of Prime-1 reflect a superior ability to repay short-term debt obligations.

P-2. Ratings of Prime-2 reflect a strong ability to repay short-term debt obligations.

P-3. Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.

NP. Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

DESCRIPTION OF S&P’S ISSUE CREDIT RATINGS

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. S&P would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings S&P assigns to certain instruments may diverge from these guidelines based on market practices.

LONG TERM ISSUE CREDIT RATINGS

Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:

-	The likelihood of payment--the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

-	The nature and provisions of the financial obligation, and the promise they impute; and

-	The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

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An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA. Obligations rated AAA have the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA. Obligations rated AA differ from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A. Obligations rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB. Obligations rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitment on the obligation.

BB, B, CCC, CC and C. Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB. Obligations rated BB are less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B. Obligations rated B are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC. Obligations rated CCC are currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC. Obligations rated CC are currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C. Obligations rated C are currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D. Obligations rated D are in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to D if it is subject to a distressed debt restructuring.

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NR. This indicates that a rating has not been assigned or is no longer assigned..

Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

SHORT TERM ISSUE CREDIT RATINGS

A-1. Obligations rated A-1 are rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2. Obligations rated A-2 are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3. Obligations rated A-3 exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B. Obligations rated B are regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C. Obligations rated C are currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D. Obligations rated D are in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to D if it is subject to a distressed debt restructuring.

DESCRIPTION OF FITCH’S CREDIT RATING SCALES

Fitch Ratings publishes credit ratings that are forward-looking opinions on the relative ability of an entity or obligation to meet financial commitments. Issuer default ratings (IDRs) are assigned to corporations, sovereign entities, financial institutions such as banks, leasing companies and insurers, and public finance entities (local and regional governments). Issue level ratings are also assigned, often include an expectation of recovery and may be notched above or below the issuer level rating.

Issue ratings are assigned to secured and unsecured debt securities, loans, preferred stock and other instruments, Structured finance ratings are issue ratings to securities backed by receivables or other financial assets that consider the obligations’ relative vulnerability to default. Credit ratings are indications of the likelihood of repayment in accordance with the terms of the issuance. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation). Fitch Ratings also publishes other ratings, scores and opinions. For example, Fitch provides specialized ratings of servicers of residential and commercial mortgages, asset managers and funds. In each case, users should refer to the definitions of each individual scale for guidance on the dimensions of risk covered in each assessment.

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Fitch’s credit rating scale for issuers and issues is expressed using the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade) with an additional +/-for AA through CCC levels indicating relative differences of probability of default or recovery for issues.

The terms “investment grade” and “speculative grade” are market conventions and do not imply any recommendation or endorsement of a specific security for investment purposes. Investment grade categories indicate relatively low to moderate credit risk, while ratings in the speculative categories signal either a higher level of credit risk or that a default has already occurred.

Fitch may also disclose issues relating to a rated issuer that are not and have not been rated. Such issues are also denoted as ‘NR’ on its web page.

Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss. For information about the historical performance of ratings, please refer to Fitch’s Ratings Transition and Default studies, which detail the historical default rates. The European Securities and Markets Authority also maintains a central repository of historical default rates. Fitch’s credit ratings do not directly address any risk other than credit risk. Credit ratings do not deal with the risk of market value loss due to changes in interest rates, liquidity and/or other market considerations. However, market risk may be considered to the extent that it influences the ability of an issuer to pay or refinance a financial commitment. Nonetheless, ratings do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of payments linked to performance of an equity index).

Fitch will use credit rating scales to provide ratings to privately issued obligations or certain note issuance programs, or for private ratings using the same public scale and criteria. Private ratings are not published, and are only provided to the issuer or its agents in the form of a rating letter. The primary credit rating scales may also be used to provide ratings for a narrower scope, including interest strips and return of principal or in other forms of opinions such as Credit Opinions or Rating Assessment Services.

Credit Opinions are either a notch- or category-specific view using the primary rating scale and omit one or more characteristics of a full rating or meet them to a different standard. Credit Opinions will be indicated using a lower-case letter symbol combined with either an ’*’ (e.g. ‘bbb+*’) or (cat) suffix to denote the opinion status. Credit Opinions will be typically point-in-time but may be monitored if the analytical group believes information will be sufficiently available.

Rating Assessment Services are a notch-specific view using the primary rating scale of how an existing or potential rating may be changed by a given set of hypothetical circumstances. While Credit Opinions and Rating Assessment Services are point-in-time and are not monitored, they may have a directional Watch or Outlook assigned, which can signify the trajectory of the credit profile.

Ratings assigned by Fitch are opinions based on established, approved and published criteria. A variation to criteria may be applied but will be explicitly cited in our rating action commentaries (RACs), which are used to publish credit ratings when established and upon annual or periodic reviews.

Ratings are the collective work product of Fitch, and no individual, or group of individuals, is solely responsible for a rating. Ratings are not facts and, therefore, cannot be described as being “accurate” or “inaccurate.” Users should refer to the definition of each individual rating for guidance on the dimensions of risk covered by the rating.

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Issuer Default Ratings

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (IDRs). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance and public finance. IDRs opine on an entity’s relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

AAA: Highest credit quality. AAA ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. AA ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. A ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. BBB ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. BB ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B: Highly speculative. B ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk. Very low margin for safety. Default is a real possibility.

CC: Very high levels of credit risk. Default of some kind appears probable.

C: Near default. A default or default-like process has begun, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a C category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the formal announcement by the issuer or their agent of a distressed debt exchange;

c. a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

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RD: Restricted default. RD ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include: a. the selective payment default on a specific class or currency of debt; b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation.

D: Default. D ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business and debt is still outstanding.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

The modifiers + or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ ratings and ratings below the ‘CCC’ category.

SHORT TERM RATINGS

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention (a long-term rating can also be used to rate an issue with short maturity. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added + to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

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DESCRIPTION OF MOODY’S RATINGS OF US Municipal Short-Term Debt and Demand Obligation Ratings

Moody’s use the Municipal Investment Grade (“MIG”) scale for US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.

MIG 1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG. This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

For variable rate demand obligations (“VRDOs”), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of Variable Municipal Investment Grade (“VMIG”) ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

For VRDOs, Moody’s typically assigns a VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years, but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR.” Industrial development bonds in the United States where the obligor is a corporate may carry a VMIG rating that reflects Moody’s view of the relative likelihood of default and loss. In these cases, liquidity assessment is based on the liquidity of the corporate obligor.

VMIG 1. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 2. This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 3. This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

SG. This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.

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DESCRIPTION OF S&P’S MUNICIPAL SHORT-TERM NOTE RATINGS

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

-	Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

-	Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1. Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2. Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3. Speculative capacity to pay principal and interest.

D. ‘D’ is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

S&P’S DUAL RATINGS

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ’SP-1+/A-1+’).

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APPENDIX B – PROXY VOTING POLICIES AND PROCEDURES

The Fund has delegated responsibility to Easterly to vote proxies in accordance with Proxy Voting Policies and Procedures (attached hereto).

EASTERLY INVESTMENT PARTNERS LLC

PROXY VOTING POLICY AND PROCEDURES

POLICY STATEMENT

Introduction - This document sets forth the policies and procedures of Easterly Investment Partners LLC (“Easterly” or “Adviser”) for voting proxies with respect to securities held in the accounts of clients for whom Easterly provides discretionary investment management services and for whom Easterly has been granted the authority to vote proxies. Easterly’s proxy voting policy and general guidelines (the “Proxy Policy”) will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues.

Easterly will vote proxies as part of its authority to manage, acquire, and/or dispose of account assets. Easterly will not vote proxies if the client, or in the case of an account governed by the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), the “named fiduciary,” has explicitly reserved the authority for itself. When voting proxies for client accounts, Easterly’s primary objective is to make voting decisions in the best interests of the clients (including the plan beneficiaries and participants of ERISA clients). In fulfilling its obligations to clients, Easterly will act in a manner deemed to be prudent and diligent and in a manner which is intended to enhance the economic value of the underlying securities held in client accounts. In certain situations, a client or its fiduciary may provide Easterly with a statement of proxy voting policy. In these situations, Easterly generally seeks to comply with the client’s or its fiduciary policy to the extent in the case of ERISA clients it would not be inconsistent with ERISA.

Department of Labor - With respect to the voting of proxies relating to securities held in an ERISA account, the Department of Labor has made it clear that a voting policy must be in place for recurring issues and that non-routine issues must be addressed by consistent criteria. However, the Department of Labor has stated that specific analysis on the issues of each proxy must still be performed. Distinctly identifying issues on an issuer’s proxy ballot and having a method to track recurring and non-routine issues are an important part of the process.

Proxy Governance – Broadridge Financial Solutions, Inc. (“BFS”) has been retained by Easterly to provide research, vote execution, reporting, and record keeping services. BFS has in turn contracted with Glass Lewis & Co. (“GL”) for GL’s proxy research services. Easterly will generally follow GL proxy voting recommendations unless Easterly believes it is in the best interest of Easterly’s clients to vote differently. This service provider may be replaced at any time by another third-party proxy voting service.

Voting Proxies for Foreign Companies – Easterly primarily invests client assets in United States issuers, however, from time to time Easterly may invest outside of the United States. While the proxy voting process is well established in the United States with a number of tools and services available to assist an investment manager, voting proxies of foreign companies may involve a number of logistical problems that may have a detrimental effect on Easterly’s ability to vote such proxies. The logistical problems include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely and/or inadequate notice of shareholder meetings, (iii) restrictions on a foreigner’s ability to exercise votes, (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting, and (vi) requirements to provide local agents with power of attorney to facilitate Easterly’s voting instructions.

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While GL has been retained to provide assistance to Easterly in voting our clients’ foreign proxies, such proxies are voted on a best-efforts basis given the above-mentioned logistical problems. Additionally, Easterly may conduct a cost-benefit analysis in determining whether to attempt to vote its clients’ shares at a foreign company’s meeting, whereby if it is determined that the cost associated with the attempt to exercise its vote outweighs the benefit Easterly believes its clients will derive by voting on the company’s proposal, Easterly may decide not to attempt to vote at the meeting. Easterly will usually not vote those proxies where “Share blocking” and/or registration of shares are a requirement to vote the shares.

Easterly believes this requirement could become a material impediment if in Easterly’s opinion, the shares need to be sold.

GENERAL PROXY VOTING GUIDELINES

It is the policy of Easterly in voting proxies to consider and vote each proposal with the objective of maximizing long-term investment returns for its clients.

Easterly will utilize the proxy voting guidelines set forth by GL as outlined in their yearly guidelines with respect to a wide range of matters. These guidelines address a range of issues, including corporate governance, executive compensation, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. Easterly’s policies (as set forth below) do not follow the GL guidelines in all respects, and Easterly may vote in a manner on a case by case basis that is contrary to the following general guidelines if it believes that such vote would be in the best interests of Easterly’s clients. However, if a client has their own proxy voting guidelines, we will adhere to their policy and vote the proxy as set forth by the client absent ERISA restrictions.

While GL has been retained to assist Easterly in voting its clients’ foreign proxies, such proxies are voted on a best-efforts basis given the above-mentioned logistical issues. Additionally, Easterly may conduct a cost-benefit analysis in determining whether to attempt to vote its clients’ shares at a foreign company’s meeting, whereby if it is determined that the cost associated with the attempt to exercise its vote outweighs the benefit Easterly believes its clients will derive by voting on the company’s proposal, Easterly may decide not to attempt to vote at the meeting.

Easterly will follow GL’s Policy and Analysis methodology and voting recommendation. Easterly has elected to use GL’s “management bias” proxy voting approach. A summary of GL’s proxy voting guidelines employed by Easterly can be obtained from GL. Easterly at is discretion may vote differently than GL’s recommendation. Whenever this occurs, Easterly will document for our files explaining the reason Easterly is voting the shares accordingly. If GL does not have a recommendation, Easterly will vote in favor of management’s recommendation provided that there are no material conflicts of interests present. In limited circumstances, Easterly may refrain from voting proxies where Easterly believes that voting would be inappropriate taking into consideration the cost of voting the proxy and the anticipated benefit to Managed Accounts.

If an issuer files additional information sufficiently in advance of the submission deadline of a proxy vote and such information would reasonably be expected to affect Easterly’s voting determination, Easterly will consider such information prior to exercising voting authority in order to demonstrate that it is voting in its client’s best interest.

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GUIDELINES WITH REGARD TO ALTERNATIVE INVESTMENT STRATEGIES

Certain accounts, including affiliated investment vehicles, managed by Easterly under alternative investment strategies may make investments with short-term investment horizons, which are transaction specific or are otherwise event driven. For this reason, the application of the above guidelines, which are geared towards achieving what is in the long-term best interests of shareholders, may not necessarily be in the best interest of clients of such alternative investment strategies. The employees of Easterly responsible for making proxy voting decisions with regard to such accounts may evaluate certain proposals on an individual basis and may depart from the general guidelines described above in voting on such proposals to best serve the financial interests of the clients of the strategy. As a result, Easterly may from time to time cast different votes for different clients with regard to the same proposal. In the case of conflicts of interest, however, the procedures outlined below under “Conflicts of Interest” will be followed with regard to all accounts of Easterly.

CONFLICTS OF INTEREST

Easterly is sensitive to conflicts of interest that may arise in the proxy decision-making process.

Whenever a Portfolio Manager or Research Analyst recommends Easterly vote differently than what GL recommends, a determination must be made to determine if any conflicts of interests exist. For example, conflicts of interest may arise when:

➢	Proxy votes are solicited by an issuer who has an account relationship with Easterly;

➢	Proxy votes are solicited by an issuer that has a material business relationship with Easterly;

➢	A proponent of a proxy proposal has a business relationship with Easterly (e.g., a pension fund or an employee group for which Easterly manages money);

➢	Easterly has material business relationships with participants in proxy contests, corporate directors, or candidates; or

➢	An employee of Easterly may have a personal interest in the outcome of a particular matter.

These items are only examples; additional conflicts of interest may arise from time to time. All employees of Easterly are required to communicate any potential conflicts of interest with the Compliance Department immediately.

It is Easterly’s policy to seek to resolve all conflicts of interest in the clients’ best interests. In order to ensure an unbiased decision on matters of conflict in situations Easterly will vote in accordance with recommendations provided by GL; provided, however, that a portfolio manager with regard to an investment strategy may seek approval from the Compliance Department to vote differently from such recommendation if the manager believes that there is compelling evidence that voting differently would be in the best interests of the client.

In situations where a client of Easterly requests to direct their vote, the client’s instructions will supersede all other policies absent ERISA exceptions. In situations where a client of Easterly may have a relationship with an issuer or the proponent of a proposal, Easterly may take such fact into votes on behalf of other clients.

PROCEDURES FOR ASSESSING MATERIALITY OF CONFLICTS OF INTEREST AND FOR ADDRESSING MATERIAL CONFLICTS OF INTEREST

Easterly shall maintain a Proxy Voting Committee to review and address conflicts of interest brought to its attention. The Proxy Voting Committee shall be comprised of the COO and CCO. The Proxy Voting Committee shall meet as needed with no determined schedule.

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All conflicts of interest identified pursuant to the procedures outlined in this Policy and Procedures must be brought to the attention of the Proxy Voting Committee. The Proxy Voting Committee shall determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, Easterly’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. Easterly’s Compliance Department shall maintain a written record of all determinations made by the Proxy Voting Committee.

If it is determined by the Proxy Voting Committee that a conflict of interest is not material, Easterly may vote proxies notwithstanding the existence of the conflict. If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee shall determine an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue and, the nature of the conflict of interest. Such methods may include:

1.       In the case of a conflict of interest resulting from a particular employee’s personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or

2.       Such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest, etc.*

Easterly Compliance shall maintain a written record of the method used to resolve a material conflict of interest, and the recommendation on how the proxy should be voted.

OPERATING PROCEDURES

Once Easterly has determined that it has the responsibility for voting a client’s proxies, Easterly must vote the appropriate number of shares it is entitled to vote and maintain records indicating the manner in which it exercised its voting authority. In this regard, the following procedures are intended to ensure that Easterly satisfies its proxy voting obligations:

1.       The Easterly Operations Department (the “Operations Department”) is responsible for identifying the clients for whom Easterly is required to vote proxies.

2.       Easterly utilizes BFS to tabulate and record proxies voted on behalf of its clients. The Operations Department will notify BFS of all new client accounts that have delegated proxy voting authorization to Easterly. In addition, the Operations Department will notify any changes to existing client accounts. The Operations Department will maintain the required records which detail the manner in which client proxies have been voted.

3.       The Portfolio Managers/Research Analysts may from time to time review certain proxy voting recommendations, and as part of their review the Portfolio Manager/Research Analyst will be given GL’s research materials to help aid in their decision making process. After their review has been completed and if the Portfolio Manager/Research Analyst does not agree with GL’s recommendation, the Portfolio Manager/Research Analyst should submit comments why Easterly should not vote in agreement with GL’s recommendation. These comments will then be recorded BFS ProxyEdge voting system for future reference.

4.       If the Portfolio Managers/Research Analyst chooses to vote contrary to the GL recommendation, and after receiving approval from the Proxy Committee (only if to meet regarding a conflict of interest situation), the Operations Department will override the GL recommendation in the BFS ProxyEdge system and enter the voting rationale provided by the Portfolio Managers/Research Analyst in the notes section on BFS ProxyEdge.

5.       The Easterly CCO shall review any instructions provided by the portfolio managers that differ from GL to ensure that such instructions comply with Easterly’ proxy voting guidelines.

B | 4

6.       All documentation relating to proxy voting shall be maintained by the Operations Department for a period of no less than six years.

7.       The Operations Department will be responsible for responding to client requests for a proxy voting records that identifies the manner in which Easterly voted such clients’ proxies.

8.       The Operations Department will be responsible for maintaining all client requests for proxy voting records and/or policies for a period of no less than six years.

*	Especially in the case of an apparent, as opposed to actual, conflict of interest, the Proxy Voting Committee may resolve such conflict of interest by satisfying itself that Easterly’s proposed vote on a proxy issue is in the best interest of client accounts and is not being influenced by the conflict of interest.

PUBLIC PROXY POLICY STATEMENT

The following is Easterly’ public proxy voting policy that must be sent to those clients or potential clients upon request:

The Securities and Exchange Commission adopted Rule 206(4)-6 under the Investment Advisers Act of 1940, which requires registered investment advisers that exercise voting authority over client securities to implement proxy voting policies. In compliance with such rules, Easterly has adopted proxy voting policies and procedures (the “Policies”). The general policy is to vote proxy proposals, amendments, consents or resolutions relating to client securities (collectively, “proxies”), in a manner that serves the best interests of the clients, as determined by Easterly in its discretion. Easterly believes this will alleviate potential conflicts of interests that may exist between Easterly and the client with respect to proxy voting.

Generally, Easterly will utilize the proxy voting guidelines set forth by Glass Lewis and Co. (“GL”) with respect to a wide range of matters with a bias favoring management. These guidelines address a range of issues, including corporate governance, executive compensation, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. If Easterly determines that it may have, or is perceived to have, a conflict of interest when voting proxies, Easterly will vote in accordance with the Policies. Easterly may vote certain proxies on a case by case basis contrary to GL proxy voting guidelines if Easterly believes that such vote would be in the best interest of Easterly’s clients. If such action is undertaken by Easterly, it will usually vote with management’s recommendation. If GL does not have a recommendation, or if Easterly is unable to obtain a voting recommendation from GL for any reason, Easterly will vote in favor of management’s recommendation provided that there are no material conflicts of interests present. If management or GL has no recommendation, Easterly may vote the client’s shares where Easterly believes would best reflect management’s ability to enhance shareholder value. This may result in Easterly voting what may be perceived in management’s favor. In limited circumstances and for non-United States proxy issuers, Easterly may refrain from voting proxies where Easterly believes that voting would be inappropriate taking into consideration the cost of voting the proxy, applicable proxy voting share-blocking requirements, disclosure of the client’s non-public information, and the anticipated benefit, potential costs or lost trading opportunity to the clients.

Easterly shall maintain required records relating to votes cast, client requests for information and Easterly’s proxy voting policies and procedures in accordance with applicable law.

A copy of Easterly voting policies and the proxy voting records relating to a client may be obtained by the client by contacting Easterly at 138 Conant Street, Beverly, MA 01915.

Any questions regarding our policy statement should be directed to the Compliance Department.

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PART C

OTHER INFORMATION

Item 28. EXHIBITS

(a)(1)	Amended and Restated Agreement and Declaration of Trust of the Registrant is incorporated by reference to the Registrant’s Registration Statement filed on January 26, 2021.

(a)(2)	Amendment No. 1 to the Amended and Restated Agreement and Declaration of Trust of the Registrant is incorporated by reference to the Registrant’s Registration Statement filed on January 26, 2021.

(a)(3)	Amended Schedule A to the Amended and Restated Agreement and Declaration of Trust of the Registrant is incorporated by reference to the Registrant’s Registration Statement filed on August 29, 2024.

(b)	Bylaws of the Registrant are incorporated by reference to the Registrant’s initial Registration Statement filed on October 23, 2020.

(c)	Agreement and Declaration of Trust: Articles II, VI, VII, VIII, and IX; and Bylaws: Articles IV, V, and VI define the rights of security holders.

(d)(1)	Investment Management Agreements by and between the Registrant, on behalf of Easterly Global Real Estate Fund, Easterly Hedged Equity Fund, and Easterly Income Opportunities Fund, and Easterly Investment Partners LLC are incorporated by reference to the Registrant’s Registration Statement filed on March 31, 2025.

(d)(2)	Operating Expense Limitation Agreement by and between the Registrant, on behalf of Easterly Global Real Estate Fund, Easterly Hedged Equity Fund, Easterly Income Opportunities Fund, Easterly Snow Small Cap Value Fund and Easterly Snow Long/Short Opportunity Fund, and Easterly Investment Partners LLC is incorporated by reference to the Registrant’s Registration Statement filed on December 29, 2025.

(d)(3)	Form of Investment Sub-Advisory Agreement by and between Easterly Investment Partners LLC and Orange Investment Advisors, LLC for Easterly Income Opportunities Fund is incorporated by reference to the Registrant’s Registration Statement filed on March 28, 2024.

(d)(4)	Form of Investment Sub-Advisory Agreement by and between Easterly Investment Partners LLC and EAB Investment Group, LLC for Easterly Hedged Equity Fund is incorporated by reference to the Registrant’s Registration Statement filed on March 28, 2024.

(d)(5)	Investment Management Agreement by and between the Registrant, on behalf of Easterly ROCMuni High Income Municipal Bond Fund and Easterly RocMuni Short Term Municipal Bond Fund, and Easterly Investment Partners LLC is incorporated by reference to the Registrant’s Registration Statement filed on March 31, 2025.

(d)(6)	Operating Expense Limitation Agreement by and between the Registrant, on behalf of Easterly ROCMuni High Income Municipal Bond Fund and Easterly RocMuni Short Term Municipal Bond Fund, and Easterly Investment Partners LLC is incorporated by reference to the Registrant’s Registration Statement filed on March 31, 2025.

(d)(7)	Investment Management Agreements by and between the Registrant, on behalf of the Easterly Snow Small Cap Value Fund and Easterly Snow Long/Short Opportunity Fund, and Easterly

Investment Partners LLC are incorporated by reference to the Registrant’s Registration Statement filed on November 8, 2021.

(d)(8)	Amendment to the Investment Management Agreement by and between the Registrant, on behalf of the Easterly Snow Small Cap Value Fund, and Easterly Investment Partners, LLC is incorporated by reference to the Registrant’s Registration Statement filed on March 31, 2025.

(e)	Distribution Agreement by and between the Registrant and the Distributor is incorporated by reference to the Registrant’s Registration Statement filed on March 31, 2025.

(e)(1)	Amendment No. 1 to the Distribution Agreement by and between the Registrant and the Distributor is incorporated by reference to the Registrant’s Registration Statement filed on March 31, 2025.

(f)	Not applicable.

(g)	Custodian Agreement by and between the Registrant and the Custodian is incorporated by reference to the Registrant’s Registration Statement filed on September 13, 2021.

(h)(1)	Master Services Agreement by and between the Registrant and the Administrator is incorporated by reference to the Registrant’s Registration Statement filed on March 22, 2021.

(h)(2)	Amendment No. 1 to the Master Services Agreement by and between the Registrant and the Administrator is incorporated by reference to the Registrant’s Registration Statement filed on December 29, 2022.

(h)(3)	Amendment No. 2 to the Master Services Agreement by and between the Registrant and the Administrator is incorporated by reference to the Registrant’s Registration Statement filed on June 28, 2022.

(h)(4)	Derivatives Risk Management Program Support Services Addendum by and between the Registrant and the Administrator is incorporated by reference to the Registrant’s Registration Statement filed on March 31, 2025.

(h)(5)	Tailored Shareholder Report Services Addendum by and between the Registrant and the Administrator is incorporated by reference to the Registrant’s Registration Statement filed on March 31, 2025.

(i)(1)	Opinion and Consent of Counsel is incorporated by reference to the Registrant's Registration Statement filed on January 26, 2021.
(i)(2)	Opinion and Consent of Counsel is incorporated by reference to the Registrant's Registration Statement filed on September 13, 2021.

(i)(3)	Opinion and Consent of Counsel is incorporated by reference to the Registrant's Registration Statement filed on August 29, 2024.

(j)(1)	Consent of independent registered public accounting firm filed herewith.

(k)	Not applicable.
(l)	Not applicable.

(m)(1)	Amended Distribution and Shareholder Services Plan regarding Class A shares is incorporated by reference to the Registrant’s Registration Statement filed on August 29, 2024.

(m)(2)	Amended Distribution and Shareholder Services Plan regarding Class C shares is incorporated by reference to the Registrant’s Registration Statement filed on December 29, 2023.

(m)(3)	Distribution and Shareholder Services Plan regarding Investor Class shares is incorporated by reference to the Registrant’s Registration Statement filed on August 29, 2024.

(n)(1)	Amended and Restated Rule 18f-3 Plan is incorporated by reference to the Registrant’s Registration Statement filed on March 28, 2024.

(o)	Reserved.

(p)(1)	Code of Ethics for the Registrant is incorporated by reference to the Registrant’s Registration Statement filed on January 26, 2021.

(p)(2)	Code of Ethics for the Distributor and Easterly Investment Partners LLC is incorporated by reference to the Registrant's Registration Statement filed on June 28, 2024.

(p)(3)	Code of Ethics for Orange Investment Advisors, LLC is incorporated by reference to the Registrant’s Registration Statement filed on January 26, 2021.

(p)(4)	Code of Ethics for EAB Investment Group, LLC is incorporated by reference to the Registrant’s Registration Statement filed on January 26, 2021.

(q)	Powers of Attorney are incorporated by reference to the Registrant’s Registration Statement filed on January 26, 2021.

(q)(1)	Power of Attorney for A. Clayton Spencer is incorporated by reference to the Registrant’s Registration Statement filed on March 30, 2023.

Item 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

Not Applicable.

Item 30. INDEMNIFICATION.

Reference is made to Article VIII of the Registrant’s Amended and Restated Agreement and Declaration of Trust, which is incorporated by reference to the Registrant’s Registration Statement filed on January 26, 2021. Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (“1933 Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (“SEC”) such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS.

See “Management of the Funds” in the Prospectus and “Management and Other Services” in the Statement of Additional Information regarding the business of the investment advisers. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of the investment advisers, reference is made to the Form ADV of Easterly Investment Partners LLC, No. 801-114563, the Form ADV of EAB Investment Group, LLC, File No. 801-96306, and the Form ADV of Orange Investment Advisers, LLC, File No. 801-111976 filed under the Investment Advisers Act of 1940, and Schedules D and F thereto, incorporated by reference into this Registration Statement.

Item 32. PRINCIPAL UNDERWRITERS.

(a)	Easterly Securities LLC (the “Distributor”), 138 Conant Street, Suite 100, Beverly, MA 01915, is the principal underwriter of all series of the James Alpha Funds Trust.

(b)       The following list sets forth the directors and executive officers of the Distributor:

Name	Position with Distributor	Position with Registrant
Philip Juliano Jr.	Chief Executive Officer	None
Michael Montague	Chief Financial Officer	Treasurer
Kenneth Juster	Chief Legal Officer	Chief Legal Officer
David M. Somers II	Chief Compliance Officer	None
Elizabeth Smith	Financial and Operational Principal	None

The address of the Distributor and each of the above-named persons is 138 Conant Street, Suite 100, Beverly, MA 01915.

(c)       Not applicable.

Item 33. LOCATION OF ACCOUNTS AND RECORDS.

Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 (records relating to its functions as Registrant’s fund accountant and transfer agent).

Ultimus Fund Solutions, LLC, 80 Arkay Drive, Suite 110, Hauppauge, New York 11788 (records relating to its administration function and Registrant’s Minutes).

Easterly Securities LLC, 138 Conant Street, Suite 100, Beverly, MA 01915 (records as distributor).

Brown Brothers Harriman & Co., 50 Post Office Square, Boston, MA 02110 (records relating to its function as custodian).

Records required by 31a-1(b) (9) and (b) (10) will be maintained on behalf of the following Funds by their respective Advisers:

Easterly Global Real Estate Fund

Easterly Snow Small Cap Value Fund

Easterly Snow Long/Short Opportunity Fund

Easterly Snow All Cap Value Fund

Easterly ROCMuni Short Term Municipal Bond Fund

Easterly ROCMuni High Income Municipal Bond Fund

Easterly Investment Partners LLC 138 Conant Street, Suite 100 Beverly, MA 01915

Easterly Hedged Equity Fund	Easterly Investment Partners LLC 138 Conant Street, Suite 100 Beverly, MA 01915
EAB Investment Group, LLC 150 Monument Road, Suite 207 Bala Cynwyd, PA 19004
Easterly Income Opportunities Fund	Easterly Investment Partners LLC 138 Conant Street, Suite 100 Beverly, MA 01915
Orange Investment Advisors, LLC 250 S. Park Avenue, Suite 370 Winter Park, FL 32789.

Item 34. MANAGEMENT SERVICES.

Not Applicable.

Item 35. UNDERTAKINGS.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) and the Registrant has duly caused this amendment to its registration statement to be signed on its behalf by the undersigned, duly authorized, in the city of New Orleans, and State of Louisiana, on the 9th day of March, 2026.

JAMES ALPHA FUNDS TRUST

By: /s/ Darrell Crate*

Name: Darrell Crate

Title: President and Chairperson

Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE	TITLE	DATE
/s/ Darrell Crate* Darrell Crate	President, Trustee and Chairperson of the Board (principal executive officer)	March 9, 2026
/s/ Michael J. Montague* Michael J. Montague	Treasurer (principal financial officer)	March 9, 2026
/s/ Neil Medugno* Neil Medugno	Trustee	March 9, 2026
/s/ A. Clayton Spencer* A. Clayton Spencer	Trustee	March 9, 2026

* By: /s/ Timothy Burdick

Timothy Burdick, Attorney-in-Fact

Pursuant to Power of Attorney

EXHIBIT INDEX

(j)(1)	Consent of independent registered public accounting firm.